     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2004

                                                        REGISTRATION NO. 2-90201
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933             /X/

                           PRE-EFFECTIVE AMENDMENT NO.            / /

                         POST-EFFECTIVE AMENDMENT NO. 32          /X/

                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940         /X/

                                AMENDMENT NO. 33


                                   ----------

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                           (Exact name of registrant)

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                               (Name of depositor)


                  320 PARK AVENUE NEW YORK, NEW YORK 10022-6839

     (Address of Depositor's Principal Executive Office including zip code)

        Depositor's telephone number, including area code: (212) 224-1600


                                THOMAS L. MARTIN
               SENIOR VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                 320 PARK AVENUE

                          NEW YORK, NEW YORK 10022-6839

                     (Name and address of agent for service)

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                                   ----------

               IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE SPACE)

      /X/ immediately upon filing pursuant to paragraph (b) of Rule 485
      / / on May 1, 2004 pursuant to paragraph (b) of Rule 485
      / / 60 days after filing pursuant to paragraph (b) of Rule 485
      / / on (date) pursuant to paragraph (a) of Rule 485
================================================================================

                              CROSS-REFERENCE SHEET
                       (FILE NO. 2-90201, TVIF CONTRACTS)


                     FORM N-4 ITEM                                          PROSPECTUS CAPTION
                     -------------                                          ------------------
PART A

 1.   Cover Page                                            Cover Page

 2.   Definitions                                           Definitions We Use in this Prospectus

 3.   Synopsis                                              Table of Annual Expenses

 4.   Condensed Financial Information                       Appendix A: Unit Value Information for the
                                                             Separate Account Funds; Performance
                                                             Information for the Separate Account Funds

 5.   General Description of Registrant, Depositor,
         and Portfolio Companies                            About Mutual of America and the Separate
                                                             Account; Underlying Funds in which Our
                                                             Separate Account Invests; Your Voting Rights for
                                                             Meetings of the Underlying Funds; Administrative
                                                             Matters

 6.   Deductions                                            Table of Annual Expenses; Charges You Will Pay

 7.   General Description of Variable Annuity
         Contracts                                          Purchasing a Contract and Making Contributions;
                                                             Your Account Balance in the Separate Account
                                                             Funds; Our General Account

 8.   Annuity Period                                        You May Obtain an Annuity with Your Account
      Balance

 9.   Death Benefit                                         Our Payment of Account Balance to You or a
                                                             Beneficiary--Death Benefit during the
                                                             Accumulation Period

10.   Purchases and Contract Value                          Purchasing a Contract and Making Contributions;
                                                             Your Account Balance in the Separate Account
                                                             Funds; Our General Account

11.   Redemptions                                           Your Account Balance in the Separate Account
                                                             Funds; Our Payment of Account Balance to
                                                             You or a Beneficiary; Where to Contact Us and
                                                             Give Us Instructions

12.   Taxes                                                 Federal Tax Information

13.   Legal Proceedings                                     N/A (see Statement of Additional Information)

14.   Table of Contents of the Statement of
         Additional Information                             Our Statement of Additional Information

                                                                 STATEMENT OF ADDITIONAL INFORMATION CAPTION
                                                                 -------------------------------------------
PART B

15.   Cover Page                                            Cover Page

16.   Table of Contents                                     Table of Contents

17.   General Information and History                       N/A

18.   Services                                              N/A

19.   Purchases of Securities Being Offered                 Distribution of the Contracts

20.   Underwriters                                          Distribution of the Contracts

21.   Calculation of Performance Data                       Yield and Performance Information

22.   Annuity Payments                                      N/A

23.   Financial Statements                                  Financial Statements

PROSPECTUSES OF

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

TAX-DEFERRED ANNUITY PLAN

VOLUNTARY EMPLOYEE CONTRIBUTION PROGRAM

INDIVIDUAL RETIREMENT ANNUITY

FLEXIBLE PREMIUM ANNUITY

AND

MUTUAL OF AMERICA INVESTMENT CORPORATION

SCUDDER VARIABLE SERIES I


BOND PORTFOLIO
CAPITAL GROWTH PORTFOLIO
INTERNATIONAL PORTFOLIO


AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

CALVERT SOCIAL BALANCED PORTFOLIO

FIDELITY INVESTMENTS(R) VARIABLE INSURANCE
PRODUCTS FUNDS:

EQUITY-INCOME PORTFOLIO

ASSET MANAGER PORTFOLIO

CONTRAFUND PORTFOLIO


MAY 1, 2004


TVIF

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

OUR PRIVACY POLICY IS ON THE INSIDE
BACK COVER PAGE OF THIS BOOKLET.

PROSPECTUS

                     VARIABLE ACCUMULATION ANNUITY CONTRACTS

                        (TDA, IRA, VEC AND FPA CONTRACTS)

                                    Issued By
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                 320 Park Avenue, New York, New York 10022-6839.

                                   Through its
                             SEPARATE ACCOUNT NO. 2

THE CONTRACTS--We offer these group and individual variable accumulation annuity contracts (CONTRACTS):

   -  group Tax-Deferred Annuity Contracts (TDA CONTRACTS);

   - Individual Retirement Annuity Contracts (IRA CONTRACTS), including Traditional IRA, Roth IRA, SIMPLE IRA and SEP IRA Contracts; and

   -  individual Flexible Premium Deferred Annuity Contracts (FPA CONTRACTS).

We no longer offer our group Voluntary Employee Contribution (VEC) Contract, which we describe in Appendix C.

A PARTICIPANT or YOU means an employee under a TDA Contract, a person to whom we have issued an IRA Contract or a person or entity to which we have issued an FPA Contract. A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Balance to provide fixed monthly Annuity Payments that begin at a future date.

YOUR CONTRIBUTIONS--You may make Contributions in the amounts and at the frequency you choose (subject to certain minimums), and some of the Contracts permit your employer to make Contributions on your behalf. Under IRA and TDA Contracts, the amount of your Contributions and those of your employer are limited by Federal tax laws.


INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE--You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account, unless your employer's Plan (if any) restricts allocations. You may transfer all or any part of your Account Balance among the available Investment Alternatives at any time, without charge. The Separate Account Funds invest in funds or portfolios of mutual funds (the UNDERLYING FUNDS), which currently are:


   - MUTUAL OF AMERICA INVESTMENT CORPORATION: Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity, Composite, Bond, Mid-Term Bond, Short-Term Bond, Money Market, Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds;

   -  SCUDDER VARIABLE SERIES I: Capital Growth, Bond and International
      Portfolios;

   - FIDELITY INVESTMENTS(R) VARIABLE INSURANCE PRODUCTS FUNDS: Equity-Income, Contrafund and Asset Manager Portfolios;


   -  CALVERT VARIABLE SERIES, INC.: Calvert Social Balanced Portfolio; and

   - AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.: American Century VP Capital Appreciation Fund


WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY SEPARATE ACCOUNT FUND. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under "Our General Account".


STATEMENT OF ADDITIONAL INFORMATION--You may obtain at no charge a Statement of Additional Information (an SAI), dated the same date as this Prospectus with additional information, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We have filed the SAI with the Securities and Exchange Commission ("SEC") and incorporate it into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

PROSPECTUSES--You should read this Prospectus carefully before you purchase a Contract or decide to become a Participant and you should keep it for future reference. This Prospectus is not valid unless the prospectuses of the Underlying Funds, which you should also read, are attached to it.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATED: MAY 1, 2004

                                TABLE OF CONTENTS


                                                                             PAGE
                                                                             ----
     TABLES OF ANNUAL EXPENSES                                                  1

     SUMMARY OF INFORMATION IN THIS PROSPECTUS                                  3

     ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT                           8

     UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS                     9

     CHARGES YOU WILL PAY                                                      13
         Administrative Charges                                                13
         Distribution Expense Charge                                           14
         Expense Risk Charge                                                   14
         Expenses of the Underlying Funds                                      14

     PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS                            14
         Purchase of a Contract; Participation                                 14
         Payment of Contributions                                              15
         Allocation of Contributions                                           18

     YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS                        18

     OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY                    19
         Your Right to Transfer Among Investment Alternatives                  19
         Your Right to Make Withdrawals, including by Specified Payments       19
         How to Tell Us an Amount to Transfer or Withdraw                      20
         Loans under a TDA Contract                                            20
         Death Benefit Prior to Annuity Commencement Date                      21
         Discontinuance of Contracts or Termination of Participation           22
         When We May Postpone Payments                                         23

     YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE                       23
         Amount of Annuity Payments                                            23
         Annuity Commencement Date                                             24
         Available Forms of Annuity                                            24
         Death Benefit after the Annuity Commencement Date                     25
         Single Sum for Small Annuity Payments                                 25

     OUR GENERAL ACCOUNT                                                       26

     WHERE TO CONTACT US AND GIVE US INSTRUCTIONS                              27

     ADMINISTRATIVE MATTERS                                                    28
         Confirmation Statements to Participants                               28
         Designation of Beneficiary                                            29
         Certain Administrative Provisions                                     29
         Participation in Divisible Surplus                                    30

     FEDERAL TAX INFORMATION                                                   30

     YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS                   37

     PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS                    37

     FUNDING AND OTHER CHANGES WE MAY MAKE                                     38

     DEFINITIONS WE USE IN THIS PROSPECTUS                                     38

     OUR STATEMENT OF ADDITIONAL INFORMATION                                   41

     APPENDIX A: UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS         42

     APPENDIX B: GENERAL ACCOUNT OPERATIONS                                    46

     APPENDIX C: VOLUNTARY EMPLOYEE CONTRIBUTION PROGRAM VARIABLE
     ACCUMULATION ANNUITY CONTRACTS                                            48



THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE WE MAY NOT LAWFULLY OFFER THE CONTRACTS FOR SALE. WE HAVE NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT THE CONTRACTS OR THIS OFFERING OTHER THAN THOSE IN THIS PROSPECTUS. IF YOU RECEIVE UNAUTHORIZED INFORMATION OR REPRESENTATIONS, YOU MUST NOT RELY ON THEM IN MAKING ANY PURCHASE DECISION.

                            TABLES OF ANNUAL EXPENSES

The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Balance.

I. TRANSACTION EXPENSES. The first table describes fees and expenses you will pay when you buy a Contract or become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Balance among Investment Alternatives. We do not impose sales charges at the time of purchase, deferred sales charges at the time of surrender, or charges for exchanges between Investment Alternatives.

                                                  CURRENT    MAXIMUM
                                                  -------    -------
          PARTICIPANT TRANSACTION EXPENSES
             Sales Load on Purchases                 0%        0%
             Deferred Sales Load                     0%        0%
             Surrender Fees                          0%        0%
             Exchange Fees                           0%        0%

II. ANNUAL SEPARATE ACCOUNT EXPENSES. The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

                                                                   IRA/FPA           TDA
                                                     CURRENT       MAXIMUM         MAXIMUM
                                                     -------      ---------       ---------
          ANNUAL CONTRACT FEE                        $    24(1)   $      24       $      30
          LOAN INTEREST (TDA CONTRACTS ONLY)               3%(2)                          3%(2)
          SEPARATE ACCOUNT ANNUAL EXPENSES
            (as a percentage of average net assets)
              Expense Risk Fee                           .15%     see below       see below
              Administrative Charges                     .40%(3)  see below       see below
              Distribution Expense Charge                .35%     see below       see below
                                                     -------      ---------       ---------
            TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES       .90%          2.00%(4)        2.15%(4)

----------

(1) You pay a monthly amount of $2.00, or 1/12 of 1.00% of your Account Balance for the month if that amount would be less than $2.00. An employer under a TDA Contract or a SEP-IRA or SIMPLE IRA Contract may elect to pay your monthly charges, in which case we do not deduct the monthly Participant charge. We waive the monthly charge for certain employer TDA and SEP Contracts with a certain level of assets or number of Participants with Account Balances.

(2) This rate is an adjustable rate we declare from time to time. The TDA Loan rate will not exceed 3% above the interest rate we credit to your Account Balance held in the General Account as collateral security for the loan, nor will the Loan interest rate exceed the Moody's(R) Corporate Bond rate.


(3) The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the three Fidelity VIP Portfolios reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century Fund is .15% and for the Fidelity VIP Funds is .30%.


(4) Separate Account Annual Expenses may be increased in the aggregate up to 2.00% for IRA and FPA Contracts and 2.15% for TDA Contracts. We presently have no plans to increase the .90% current Separate Account Annual Expense. We would notify Participants in advance of any fee change. Further, effective July 15, 2003 in regard to the Investment Company Money Market Fund only, so much or all of this annual expense (not to exceed 0.90%) as is required, has been waived to prevent the total investment returns net of separate account expenses from producing a negative result. This waiver is not contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those expenses which were waived, but these expenses may be restored at that time to the full 0.90%.


III. UNDERLYING FUND EXPENSES. The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

                                                                                     MINIMUM     MAXIMUM
                                                                                     -------     -------
          TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES
            (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)
             Before reimbursement                                                         .20%       1.03%
             After reimbursement(5)                                                       .13%       1.03%

----------

(5) The investment adviser for the Investment Company has contractually agreed beginning as of January 1, 2003 to limit the expenses of each Investment Company Fund (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment advisory fee. This obligation remains in effect for the year 2004 and will continue for each following year unless the adviser gives notice of termination within two weeks prior to the start of the calendar year. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund, prior to providing the contractual expense limitation commencing January 1, 2003.

EXAMPLE

The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts. These costs include Participant transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year. THE EXAMPLES ALSO REFLECT THE CONTRACTUAL EXPENSE REIMBURSEMENTS FOR THE INVESTMENT COMPANY FUNDS TO THE LEVEL OF THEIR ADVISORY FEES FOR ONE YEAR.

We do not impose a surrender charge when you make a withdrawal of Account Balance. As a result, the expenses would be the same whether or not you surrender the Account Balance, or apply the Account Balance for the purchase of an annuity (annuitize), at the end of the applicable time period.


EXAMPLE BASED ON MAXIMUM COSTS. This Example also assumes the maximum fees and expenses of any of the Underlying Funds during 2003 and a Separate Account annual expense of .90%. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                    1 YEAR       3 YEARS       5 YEARS      10 YEARS
                    ------       -------       -------      --------
                    $  212       $   669      $   1,172     $  2,667



We assumed a 5% annual rate of return in the example for illustration purposes. THE 5% RATE DOES NOT REPRESENT, AND DOES NOT GUARANTEE, THE SEPARATE ACCOUNT FUNDS' PAST OR FUTURE INVESTMENT PERFORMANCE OR THE INTEREST RATE TO BE CREDITED UNDER THE GENERAL ACCOUNT. The example also assumed an annual contract fee of $11.75 per $10,000 of value in the Separate Account Fund, based on an average Account Balance of $20,434.


ACCUMULATION UNIT VALUES FOR THE SEPARATE ACCOUNT FUNDS

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent semi-annual or annual financial statements by calling us at 1-800-468-3785.

                    SUMMARY OF INFORMATION IN THIS PROSPECTUS

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations.

CONTRACTS WE OFFER

We offer the group and individual variable accumulation annuity contracts described in this Prospectus to assist with retirement and long-term financial planning. Refer to "PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS--PURCHASE OF A CONTRACT; PARTICIPATION." The three types of contracts are:

1. TAX DEFERRED ANNUITY CONTRACTS (TDA CONTRACTS).

We issue TDA Contracts to Contractholders that have adopted plans under Section 403(b) of the Code. A Contractholder must be a tax-exempt organization under
Section 501(c)(3) of the Code or an eligible public school or college, or an association that represents a Section 501(c)(3) tax-exempt organization or eligible public school or college or its employees.

You make Contributions under a TDA Contract through a voluntary salary reduction agreement with your employer. Under Section 403(b) of the Code, you may defer recognition of the Contributions you make by salary reduction, within certain limits, for Federal income tax purposes.


In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b) or 403 (b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your employer's Plan and our Contract issued for the Plan permit rollovers. Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year.

You should note that amounts you roll over to a Contract and earnings thereon will be subject to all restrictions under the Contract applicable to salary reduction Contributions, including restrictions on withdrawals prior to when you reach age 59 1/2. See "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS" and "FEDERAL TAX INFORMATION--TDA AND IRA CONTRACTS--WHEN NO PENALTY TAX IS DUE". We do not maintain separate records or account balances for Contributions from salary reduction and from any rollovers you make, or for earnings on those amounts.


2. INDIVIDUAL RETIREMENT ANNUITY CONTRACTS (IRA CONTRACTS).

Individuals may purchase IRA Contracts for retirement savings. A married individual who is not a wage earner may purchase an IRA Contract (a spousal
IRA), and the individual's spouse (if a wage earner) may make Contributions on behalf of the non-wage earning spouse. Individuals who have adjusted gross income for Federal income tax purposes below certain levels are eligible to purchase Roth IRAs.

An individual may purchase an IRA Contract directly from us, and must designate whether the Contract is a Traditional IRA or a Roth IRA. An employee may purchase a SEP IRA Contract under a Simplified Employee Pension (SEP) or may purchase a SIMPLE IRA Contract under a Savings Incentive Match Plan for Employees (SIMPLE), if the individual's employer has established one of those plans.

For Federal income tax purposes:

   - You may be able to deduct Contributions under a Traditional IRA Contract or SEP IRA Contract, but there are limits on the amount that you may deduct and restrictions on who may deduct IRA contributions. Refer to "FEDERAL TAX INFORMATION--TRADITIONAL IRA AND SEP IRA CONTRACTS--DEDUCTION OF CONTRIBUTIONS FROM GROSS INCOME".

   - You may not deduct Contributions under a Roth IRA for Federal income tax purposes.


   - You may exclude Contributions to a SIMPLE IRA from gross income, within certain limits.


Under an IRA Contract (other than a Roth IRA), you do not pay Federal income tax on the earnings from Contributions until you begin receiving Annuity Payments or otherwise withdraw all or a portion of your Account Balance. Under a Roth IRA, you may withdraw earnings tax-free if the Roth IRA Contract is at least five years old and you are 59 1/2 years old or older, or in certain other circumstances. REFER TO "FEDERAL TAX INFORMATION".

3. FLEXIBLE PREMIUM ANNUITY CONTRACTS (FPA CONTRACT).

Individuals may purchase FPA Contracts to accumulate assets for retirement. If you are an individual (not a corporation, for example), you make Contributions to an FPA Contract with "after-tax" dollars. In other words, you may not deduct or exclude the amount of the Contributions from your income for Federal income tax purposes. If you are an individual, you do not pay Federal taxes on the earnings on Contributions to an FPA Contract until you begin to receive Annuity Payments or otherwise withdraw all or a portion of your Account Balance, in most circumstances. Refer to "FEDERAL TAX INFORMATION".

An employer may purchase FPA Contracts to serve as a depository for the employer's deferred compensation obligations to employees. There is no deferral of Federal income taxation of the earnings on Contributions for employers who purchase FPA Contracts for deferred compensation obligations or for other Contractholders who are not individuals. Refer to "FEDERAL TAX INFORMATION".


CONTRIBUTIONS DURING THE ACCUMULATION PERIOD


You may make Contributions at whatever times you select, but the timing will be based on your payroll period if you make Contributions under a salary reduction or payroll deduction agreement with your employer. The Code limits the amount of Contributions to an IRA or TDA Contract, as described below. We may refuse to accept initial or subsequent Contributions when we deem it appropriate to do so, including because of anti-money laundering laws or regulations or other legal requirements.


In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b) or 403 (b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your employer's Plan and our Contract issued for the Plan permit rollovers. Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year.

You should note that amounts you roll over to a Contract and earnings thereon will be subject to all restrictions under the Contract applicable to salary reduction Contributions, including restrictions on withdrawals prior to when you reach age 59 1/2. See "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS" and "FEDERAL TAX INFORMATION--TDA AND IRA CONTRACTS--WHEN NO PENALTY TAX IS DUE". We do not maintain separate records or account balances for Contributions from salary reduction and from any rollovers you make, or for earnings on those amounts.

MINIMUM REQUIRED. We from time to time will establish the minimum Contribution that you may make under the Contracts. Currently, the minimum Contribution is $10, except that we currently waive the minimum for employer contributions under SEP IRAs and SIMPLE IRAs. Your Plan may require that your Contributions under a TDA Contract total $200 or more each year.


WHO MAY MAKE CONTRIBUTIONS. The persons who may make Contributions, and the manner in which Contributions should be sent to us, are as follows.

   - Under an FPA Contract or under an IRA Contract other than a SIMPLE IRA, you may make Contributions directly to us.


   - Under an FPA Contract issued to an individual, under a Roth IRA, or under a Traditional IRA Contract, you may make Contributions through a payroll deduction agreement with your employer.


   - Under a TDA Contract or SIMPLE IRA Contract, you may make Contributions only by salary reduction agreement with your employer.

   - For both SEP IRAs and SIMPLE IRAs, the employer also may contribute amounts on your behalf, within the limits established by the Code.

   - Under a SIMPLE IRA, an employer must match certain Contributions by an employee or make a Contribution for each employee who is eligible to contribute under the SIMPLE.


We must receive each Contribution at our home office, along with sufficient information to identify the person and the Contract for whom the Contribution is made, before we can credit the Contribution to your Account Balance. If an employer sends us Contributions, we will apply the Contributions when we receive the amounts at our home office or receive them by electronic funds transfer, or wire transfer of Federal funds into our designated bank account. Refer to "PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS--PAYMENT OF CONTRIBUTIONS" and"FEDERAL TAX INFORMATION".

TDA CONTRACT--LIMITS ON AMOUNTS. The maximum annual Contributions under TDA Contracts are those amounts the Code permits for Plans. Refer to "PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS--PAYMENT OF CONTRIBUTIONS" AND "FEDERAL TAX INFORMATION".

IRA CONTRACT--LIMITS ON AMOUNTS. The aggregate amount that you may contribute to a Traditional IRA, SEP IRA and/or Roth IRA Contract is limited under the Code. Your Contributions may be fully or partially deductible, depending on the level of your Federal adjusted gross income and the type of IRA Contract. Refer to "PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS--PAYMENT OF CONTRIBUTIONS" and "FEDERAL TAX INFORMATION".

If you have reached the age of 70 1/2, you may no longer make Contributions (except by rollover from another IRA contract or eligible employer retirement plan) to a Traditional IRA or SEP IRA Contract. There is no Participant age limit for Contributions under a Roth IRA or a SIMPLE IRA, or for employer contributions to a SEP IRA.

FPA CONTRACT--LIMITS ON AMOUNTS. There is no limit on the amount of Contributions that you may make to an FPA Contract if you are an individual.

INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE


You may allocate Contributions among the Investment Alternatives (unless your Plan restricts use of any Alternative). You may change your allocation instructions at any time for future Contributions.

THE GENERAL ACCOUNT. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual yield equal to or greater than the minimum rate if any, set forth in your Contract. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. Refer to "OUR GENERAL ACCOUNT" for a brief description of the General Account.


THE SEPARATE ACCOUNT. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Contributions or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.


UNDERLYING FUNDS

The Separate Account Funds currently invest in twenty Underlying Funds, which have different investment objectives, investment policies and risks. You should refer to "UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus.


CHARGES UNDER THE CONTRACTS

We deduct several charges from the net assets of each Separate Account Fund. Refer to "CHARGES YOU WILL PAY". The charges include:

   - an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.15% and the annual rate for the Funds that invest in the Fidelity Portfolios is 0.30%);

   - a charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts; and

   - a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.


We also deduct from your Account Balance a monthly administrative expense charge. The charge is $2.00 if you have an Account Balance of $2,400 or more during the month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 in any month. Under SEP and TDA Contracts, if your employer uses our Hotline system we waive this charge each month your Employer's total Contract assets are $5 million or more or there are at least 500 Participants with Account Balances. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total. Refer to "CHARGES YOU WILL PAY--ADMINISTRATIVE CHARGES".

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EXPENSES OF THE UNDERLYING FUNDS. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

ACCESS TO YOUR ACCOUNT BALANCE BY TRANSFERS, WITHDRAWALS OR LOANS


During the Accumulation Period, you may transfer all or a portion of your Account Balance among the Investment Alternatives. If you have an outstanding loan under a TDA Contract, your Account Balance in the General Account after a transfer must be at least equal to the loan collateral security amount. Refer to "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES". We do not assess a charge for transfers under the Contracts.

During the Accumulation Period, you may withdraw all or a portion of your Account Balance under all Contracts except TDA Contracts. A TDA Participant generally may not withdraw the Account Balance until the Participant has reached the age of 59 1/2, under restrictions in the Code and the TDA Contract. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your Bank account where available. Refer to "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS".


You may have taxable income upon any withdrawal of your Account Balance, except in the case of certain withdrawals from Roth IRA Contracts. You will be taxed at ordinary income tax rates on the amount withdrawn, except for the portion of the withdrawal that is considered to be a return of your after-tax Contributions (if any). The taxable portion of withdrawals, and in certain cases the nontaxable portion of withdrawals from Roth IRAs, may be subject to a 10% tax penalty, or 25% for SIMPLE IRAs in limited cases. The tax penalty is not due if you have reached the age of 59 1/2, are disabled or in certain other circumstances (including special rules for IRA Contracts). Refer to "FEDERAL TAX INFORMATION".

The Code imposes minimum distribution requirements for IRA Contracts, other than Roth IRAs, and for TDA Contracts when you reach a certain age or in some other circumstances. You may be required to make partial withdrawals of Account Balance, or may choose to begin receiving Annuity Payments, to meet the minimum distribution requirements.


We make available a loan option under TDA Contracts. If you have a loan under a TDA Contract, we restrict your transfers or withdrawals from the General Account of the loan collateral security amount.

OUR SPECIFIED PAYMENTS OPTION. You may instruct us to withdraw a certain amount (at least $100) each month from the Investment Alternatives you name. Under a TDA Contract, to elect this Option you must either have reached age 59 1/2 or terminated employment with the Plan sponsor if the TDAContract is sponsored, after reaching age 55.


HOW TO MAKE ALLOCATION CHANGES, TRANSFERS AND WITHDRAWALS


For employer-owned FPA Contracts, all transaction requests must be made in writing.

IN WRITING. You must give instructions on our forms to change your allocations among Investment Alternatives for future Contributions, to transfer your Account Balance among Investment Alternatives or to make any withdrawals of Account Balance. If you are married and under a TDA Plan, you may need the written consent of your Eligible Spouse for any withdrawal. Refer to "WHERE TO CONTACT US AND GIVE US INSTRUCTIONS".

BY TELEPHONE OR INTERNET. Using a Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 or visit our web site at www.mutualofamerica.com to obtain information about your Account Balance, to change allocation instructions among Investment Alternatives for future Contributions and to transfer your Account Balance among Investment Alternatives, except that you may not use our toll-free number or web site to place orders for the transfer of Account Balance to the Scudder International Fund. Transfers into the Scudder International Fund can be made only in writing and by United States Postal Service ("U.S.P.S.") regular mail to our Boca Raton Financial Transaction Processing Center. If you are a TDA Participant, you should make withdrawal requests to our Regional Office that services your Plan, and you may not make withdrawals by telephone or Internet. You may not request rollover of an IRA Contract by telephone or Internet. Refer to "WHERE TO CONTACT US AND GIVE US INSTRUCTIONS".

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OUR HOME OFFICE, PROCESSING CENTER AND REGIONAL OFFICES. Our home office address is 320 Park Avenue, New York, New York 10022-6839. The address for our Financial Transaction Processing Center, where you must send requests for allocation changes or transfers among Investment Alternatives, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may obtain the address for the Regional
Office that provides other services for your Contract by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

CONFIRMATION STATEMENTS. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation changes (except those done over the Internet) and for your Contributions, transfers of Account Balance and withdrawals of Account Balance. You must promptly notify us of any error in a confirmation statement or you will give up your right to have us correct the error. Refer to "ADMINISTRATIVE MATTERS--CONFIRMATION STATEMENTS TO PARTICIPANTS".

ANNUITANTS AND BENEFICIARIES

Under a TDA Contract or IRA Contract, you must be the Annuitant. Under an FPA Contract issued to an individual, you may be the Annuitant or you may name another person as the Annuitant. Under an FPA Contract issued to an Employer as a depository for deferred compensation obligations to an employee, the employee will be the Annuitant. The Annuitant named in the application for a Contract may not be changed. You, or a Beneficiary who elects to receive a death benefit due in the form of an annuity, also may name a joint Annuitant. When electing annuity payments, you or a beneficiary beginning to receive death benefits also may name a joint Annuitant.

You may designate a Beneficiary or Beneficiaries to receive any death benefit due during the Accumulation Period or to receive any remaining payments (or their commuted value) due during the Annuity Period. You may change the Beneficiary by giving us written notice on a form we provide. A TDA Plan may provide that if you have an Eligible Spouse, your Eligible Spouse will be the Beneficiary unless the spouse has consented in writing to the designation of another Beneficiary. Refer to "ADMINISTRATIVE MATTERS--DESIGNATION OF BENEFICIARY".


DEATH BENEFITS DURING THE ACCUMULATION PERIOD

If you were to die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. Under an FPA Contract when you are not the Annuitant, we will pay the death benefit upon the first to occur of your death and the Annuitant's death.


The death benefit amount will be your Account Balance as of the date we receive proof of your death (or the death of the Annuitant, if different) and the election of the Beneficiary(ies) telling us how we should pay the death benefit. Unless the owner selected the death benefit, the Beneficiary selects the form of death benefit, which may be a single sum, a form of annuity or fixed payments. Under an FPA Contract when the owner is the Annuitant or an IRA Contract, if your Eligible Spouse is the Beneficiary and the death benefit is due upon your death, your surviving spouse may be able to continue the Contract instead of receiving a death benefit. Refer to "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--DEATH BENEFIT DURING THE ACCUMULATION PERIOD" and "FEDERAL TAX INFORMATION--ESTATE TAXES; TAX LIABILITY OF BENEFICIARY FOR DEATH BENEFIT".

ANNUITY COMMENCEMENT DATE AND AMOUNT OF MONTHLY ANNUITY PAYMENT

Under IRA and TDA Contracts, the Annuity Commencement Date must be after you have reached the age of 55, and under FPA Contracts, the Annuity Commencement Date must be at least 12 months after the Contract issue date. For an FPA Contract issued to an employer to serve as a depository for the employer's deferred compensation obligations to an employee under an eligible 457(b) plan, the Annuity Commencement Date must be not later than when the employee reaches age 70 1/2 or the employee terminates employment with the employer, if later.


Annuity Payments will be fixed at the same amount every month and will be based on your Account Balance at the Annuity Commencement Date and the form of annuity you select. Each Contract contains tables of annuity purchase rates. We guarantee that the monthly amount of the Annuity Payment, for the form of annuity you select, will never be less favorable than the guaranteed rate in the Contract. REFER TO "YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE". You may choose to make withdrawals of your Account Balance, instead of electing to receive Annuity Payments.

FORMS OF ANNUITY AVAILABLE. We offer several forms of annuity, some of which have guaranteed minimum time periods for payments. If an Annuitant (and contingent annuitant if a joint and survivor annuity) dies before the minimum time period has ended, the Beneficiary will receive the remaining Annuity Payments due. A life annuity protects an Annuitant from outliving the source of income, since the payments continue for the life of the Annuitant.


You may select the annuity form when you designate the Annuity Commencement Date. A TDA Plan may require that if you are married, you will receive a joint and survivor annuity with your Eligible Spouse, unless the Eligible Spouse consents in writing to another form of annuity. Refer to "YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE--AVAILABLE FORMS OF ANNUITY".

CANCELLATION RIGHT

You may surrender for cancellation an IRA or FPA Contract or a TDA Certificate within ten days after you have received it (or within a longer period if your State requires it). We will refund all Contributions you allocated to the General Account, plus the value on the surrender date of your Account Balance allocated to the Separate Account, unless your State requires that all Contributions to the Separate Account be refunded.

                ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT


We are obligated to pay all amounts required on the part of the insurer under the Contracts. We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations as well as not-for-profit organizations.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals including variable accumulation annuity contracts and variable life insurance policies. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2003, we had total assets, on a consolidated basis, of approximately $11 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, as an investment adviser under the Investment Advisers Act of 1940.


Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

OUR SEPARATE ACCOUNT


We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 ACT). The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See, "UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS," below.


The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Balances and any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State.

OTHER VARIABLE ANNUITY CONTRACTS WE ISSUE

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.


             UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Balance allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and may sell to qualified retirement plans; they do not offer shares for sale to the general public. Mutual of America Investment Corporation sells its shares only to Mutual of America Life Insurance Company separate accounts.


You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.


SHARED AND MIXED FUND ARRANGEMENTS. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.


EQUITY INDEX FUND OF THE INVESTMENT COMPANY


The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R) INDEX*). The Fund invests primarily in common stocks that are included in the S&P 500(R) Index.


ALL AMERICA FUND OF THE INVESTMENT COMPANY


The All America Fund seeks to outperform the S&P 500(R) Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the INDEXED ASSETS) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500 Index. The Fund invests the remaining approximately 40% of its assets (the ACTIVE ASSETS) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.


MID-CAP EQUITY INDEX FUND OF THE INVESTMENT COMPANY


The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400(R) Index.* The Fund invests primarily in common stocks that are included in the S&P MidCap 400(R) Index.


----------

* "Standard & Poor's", "S&P 500" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser to the Investment Company. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

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AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY

The Aggressive Equity Fund seeks capital appreciation. The Fund invests in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

COMPOSITE FUND OF THE INVESTMENT COMPANY


The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.


BOND FUND OF THE INVESTMENT COMPANY


The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund seeks to achieve its objective by investing primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.


MID-TERM BOND FUND OF THE INVESTMENT COMPANY


The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years. The Fund seeks to achieve its objective by investing primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.


SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY


The Short-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between one and three years. The Fund seeks to achieve its objective by investing primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.


MONEY MARKET FUND OF THE INVESTMENT COMPANY


The Money Market Fund seeks the realization of current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the separate account, the Investment Company, its Adviser and distributor are taken into account.


AGGRESSIVE ALLOCATION FUND OF THE INVESTMENT COMPANY


The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund and 10% in the Aggressive Equity Fund, and 25% of net assets in the Bond Fund.

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MODERATE ALLOCATION FUND OF THE INVESTMENT COMPANY


The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.


CONSERVATIVE ALLOCATION FUND OF THE INVESTMENT COMPANY


The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, 30% in the Mid-Term Bond Fund and 15% in the Short-Term Bond Fund, and 25% of net assets in the Equity Index Fund.


SCUDDER CAPITAL GROWTH PORTFOLIO


The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500(R) Index. The portfolio manager chooses stocks of individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.


SCUDDER BOND PORTFOLIO


The Scudder Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities by following program that emphasizes high-grade bonds. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the Portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 25% of its assets in foreign debt securities. Up to 20% of the Portfolio can be invested in below investment grade securities of U.S. and foreign issuers, including investments in bonds of issuers located in countries with new or emerging securities markets.


SCUDDER INTERNATIONAL PORTFOLIO

The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

FIDELITY VIP EQUITY-INCOME PORTFOLIO


The Fidelity Equity-Income Portfolio seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500(R). The Fund normally invests at least 80% of its assets in equity securities and normally invests its assets primarily in income-producing equity securities. The Fund may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Fund may invest in securities of domestic and foreign issuers.

FIDELITY VIP CONTRAFUND(R) PORTFOLIO

The Fidelity Contrafund Portfolio seeks long-term capital appreciation. The Fund normally invests its assets primarily in common stocks. The Fund invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Fund may invest in securities of domestic and foreign issuers. The Fund may invest in either "growth" stocks or "value" stocks or both.

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FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO

The Fidelity Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Fund's Adviser allocates the fund's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.


CALVERT SOCIAL BALANCED PORTFOLIO

The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

AMERICAN CENTURY VP CAPITAL APPRECIATION

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

SHARED AND MIXED FUND ARRANGEMENTS. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

INVESTMENT ADVISERS FOR THE UNDERLYING FUNDS


MUTUAL OF AMERICA INVESTMENT CORPORATION: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the ADVISER), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into a subadvisory agreement with Oak Associates, Ltd. The subadviser provides investment advice for a portion of the All America Fund's net assets.


SCUDDER VARIABLE SERIES I: The Scudder Capital Growth, Bond and International Portfolios receive investment advice from Deutsche Investment Management Americas Inc.

FIDELITY PORTFOLIOS: The VIP Equity-Income, Contrafund and Asset Manager Portfolios receive investment advice from Fidelity Management & Research Company.

CALVERT SOCIAL BALANCED PORTFOLIO: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with Brown Capital Management, Inc. and SSgA Funds Management, Inc. for the equity portion of the Portfolio.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND: The Fund receives investment advice from American Century Investment Management, Inc.

                              CHARGES YOU WILL PAY

ADMINISTRATIVE CHARGES

We perform all administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract or a Plan. Separate Account charges may not exceed 2.00% in the aggregate under IRA and FPA Contracts and 2.15% in the aggregate under TDA Contracts. The monthly Participant charge may not exceed $2 per month under IRA and FPA Contracts and $2.50 per month under TDA Contracts. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

SEPARATE ACCOUNT CHARGE. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses.

   - For each Fund, the charge is at an annual rate of 0.40%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses from an Underlying Fund's service provider.

   - For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.25% for administrative expenses.

   - For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses.


PARTICIPANT CHARGE. We make an additional deduction for administrative expenses each month from each Participant's Account Balance, except that under a TDA Contract, the employer may elect to pay this charge on behalf of its Participants. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1% if your Account Balance for the month is less than $2,400.

We waive the charge under SEP Plans for any month if:

   - Your employer uses our Hotline system and during that month the employer's Contract assets were at least $5 million or there were at least 500 Participants with Account Balances under the Contract. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total.


We waive the charge under a TDA Contract for any month if:

   - You are paying the monthly charge under another TDA Contract or a 403(b) Thrift Contract with us; OR


   - Your employer uses our Hotline system and during that month the employer's Contract assets were at least $5 million or there were at least 500 Participants with Account Balances under the Contract. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total.

We deduct the monthly charge from your Account Balance allocated to the General Account, if any. If you do not have any Account Balance in the General Account, we will deduct the charge from your Account Balance allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (See the Statement of Additional Information for the prescribed order.)

DISTRIBUTION EXPENSE CHARGE

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

We deduct, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge at an annual rate of 0.35% to cover anticipated distribution expenses.

EXPENSE RISK CHARGE

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts, including the limitations on administrative charges and our obligation to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the term of the Contracts prior to annuitization and the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.


For assuming the expense risks, on each Valuation Day we make a deduction at an annual rate of 0.15% of the net assets in each Fund, which is called the "Expense Risk Charge." We have the right to increase the "Expense Risk Charge" subject to the terms of the Contract.


EXPENSES OF THE UNDERLYING FUNDS

Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own.


Refer to "TABLE OF ANNUAL EXPENSES" in this Prospectus, which shows the expenses of the Underlying Funds for the most recent calendar year (estimated for the Asset Allocation Funds). The prospectuses of the Underlying Funds, which are attached to this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.


                 PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS


CUSTOMER IDENTIFICATION

We will require information from you, or your employer for a TDA Contract, necessary to properly identify owners of Contracts as required by the the USA PATRIOT Act of 2001, and other applicable laws & regulations.

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Contribution, issue a Contract or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.


PURCHASE OF A CONTRACT; PARTICIPATION

TDA CONTRACT. We issue TDA Contracts to employers or other entities that are seeking a funding vehicle for group tax-sheltered annuity purchase arrangements established under Section 403(b) of the Code. Contractholders must be organizations that qualify for tax-exempt status under Section 501(c)(3) of the Code or are eligible public schools or colleges, or associations that represent such entities or their employees.


If you are an employee of an employer that has adopted a tax-sheltered annuity purchase arrangement funded by a TDA Contract, you may become a Participant by completing our enrollment form.


IRA CONTRACT. We issue IRA Contracts to individuals, and each purchaser must complete the prescribed application. We require an initial Contribution of at least the minimum required amount, except for SEP IRA Contracts or SIMPLE IRA Contracts.

To purchase a Roth IRA, an individual must have Federal adjusted gross income below a certain level and must designate the Contract as a Roth IRA. To purchase a SEP IRA or SIMPLE IRA, the individual must be eligible to participate in the SEP or SIMPLE adopted by the individual's employer.

The Code provides for certain tax benefits for IRAs, and the purchase of our IRA Contract will not result in additional tax benefits for the purchaser.

FPA CONTRACT. We issue FPA Contracts to individuals, and we also issue FPA Contracts to employers (including tax-exempt organizations) that may use the Contracts to accumulate funds to meet their deferred compensation obligations to employees. Each purchaser must complete the prescribed application and make an initial Contribution of at least the minimum required amount.

A person to whom we issue an FPA Contract, whether or not such person is the Annuitant, will be the owner of the Contract and will possess all the rights under the Contract. For example, the employer to whom we issue an FPA Contract for deferred compensation purposes is the owner of the Contract and may receive all payments under the Contract.


ACCEPTANCE OF INITIAL IRA OR FPA CONTRIBUTIONS. When we receive your completed application or enrollment form, together with an initial Contribution (when required) and any other necessary information, we will accept the application and Contribution and issue the IRA or FPA Contract, or reject them, within two business days of receipt. If you did not properly complete the application, we will retain the Contribution for up to five business days (or for up to 30 calendar days with your permission) while we attempt to obtain the information necessary to complete the application. We will also reject applications which do not satisfy customer identification and verification procedures required by the USAPATRIOT Act of 2001.

Except in the case of TDA Contracts, if we do not receive your completed application or enrollment form within five business days, we will return the Contribution at the end of that period unless you consent to a longer period. We enter into agreements with employers that use our electronic processing system and that make Contributions to a SEP IRA or SIMPLE IRA or that have payroll deduction or salary reduction programs for the forwarding of application information and Contributions to us.

CANCELLATION OF CONTRACT. You may surrender a TDA Certificate, IRA Contract or FPA Contract for cancellation within ten days after receipt or such different period as provided by state law. We will refund all Contributions you allocated to the General Account, plus the value on the date of surrender of your Account Balance credited to the Separate Account. Several states, however, require that the amount of Contributions be refunded without deductions, and you should consult the Contract for applicable provisions. We will return to your employer any Contributions that were sent to us by your employer on your behalf.


PAYMENT OF CONTRIBUTIONS

TDA CONTRACTS. You make Contributions under a salary reduction arrangement you enter into with your employer. In addition, we also will accept on your behalf a single sum transfer from any tax-deferred annuity arrangement maintained under
Section 403(b) of the Code or certain custodial accounts maintained under
Section 403(b)(7) of the Code.


The amount of your Contributions may not be greater than the amount permitted under applicable Federal law (see "FEDERAL TAX INFORMATION"). A Plan may require a minimum Contribution per year of $200 for each Participant. We will not accept Contributions for you for time periods after you have terminated participation under the Contract, you cease employment with the Contractholder, or if the TDA Contract has been discontinued.

IRA CONTRACTS. The method of making Contributions depends on the type of IRA Contract.


   - For Traditional IRA, Roth IRA and SEP IRA Contracts, you may make Contributions directly to us.


   - Under a Traditional IRA Contract or Roth IRA Contract, you also may make Contributions under a payroll deduction agreement between you and your employer, where your employer forwards to us on your behalf the amounts deducted from your salary.


   - For a SIMPLE IRA Contract, you may make Contributions only by salary reduction under the SIMPLE adopted by your employer.


The Code limits the amount of your total Contributions (excluding rollovers) under a Traditional IRA, SEP IRA or Roth IRA Contract during a tax year to the LESSER of $3,000 for the year 2004, $4,000 for the years 2005 through 2007 and $5,000 for years 2008 and 2009 (indexed for inflation in subsequent years) and 100% of your compensation for that year. Individuals who are age 50 or older by the end of the calendar year may make an additional contribution of $500 per year for 2004 and 2005 and $1,000 per year for 2006 and later years.


The Code limits the amount of Contributions to a Roth IRA as follows:

   - A single individual with adjusted gross income of $95,000 or less, and a married individual who files a joint tax return with adjusted gross income of $150,000 or less, may contribute up to the applicable limit for a year to a Roth IRA. This amount is reduced by contributions to other IRAs during the tax year, other than salary reduction contributions to a SIMPLE and any rollover distributions.

   - The applicable Roth IRA contribution limit for a year declines in fixed amounts until it becomes zero for a single individual with adjusted gross income between $95,000 and $110,000 and for a married individual filing a joint return with adjusted gross income between $150,000 and $160,000.

The Code limits Participant Contributions to a SIMPLE IRA, as follows:


   - You may contribute up to $9,000 for 2004 (increasing by $1,000 in 2005 and indexed for inflation in later years) or 100% of compensation if less. In addition, Participants who are age 50 or older may make an additional contribution of $1,500 for 2004, increasing in $500 increments each year through 2006 and indexed for inflation in later years.


   - If an individual has more than one employer, the maximum amount that an employee may contribute under a SIMPLE IRA and other salary reduction arrangements in any year is the applicable limit for a year for the salary reduction arrangements.

Code provisions also regulate an employer's Contributions to a SIMPLE IRA:

   - An employer generally must match an employee's contribution in an amount equal to 3% of the employee's compensation, but the employer may lower the percentage to as low as 1% for two years out of a five year period. The employer does not have to match additional contributions made by Participants age 50 or older.


   - Instead of matching a Contribution, the employer may make a "nonelective" Contribution to each Participant's SIMPLE IRA. The amount of the nonelective Contribution is equal to 2% of compensation for each eligible employee earning at least $5,000, whether or not the employee has made Contributions during the year. The maximum amount of compensation considered for each employee in this calculation is $205,000 for 2004 (to be adjusted for cost-of-living increases in the future). An employer must notify its employees of an election to reduce the percentage of the employer's matching Contributions or to make a nonelective Contribution instead of matching Contributions for the coming year.

Under a SEP, an employer can contribute to the employee's SEP IRA an amount up to 25% of the employee's compensation (with compensation limited to $205,000 for 2004, to be adjusted for inflation in future years), but not more than $41,000 for 2004. These limits may be reduced, however, by contributions that the employer makes to other tax-qualified plans for the employee.


At any age you may make Contributions to a Roth IRA, as long as you are eligible based on Federal adjusted gross income requirements. You may not make any Contributions to a Traditional IRA or SEP IRA Contract beginning in the tax year you reach age 70 1/2, with the following exceptions:

   - You may purchase an IRA Contract, or you may use an existing IRA Contract, to receive rollover Contributions from certain other plans, as described below, even after age 70 1/2.


   - An employer may make contributions for its employees under a SEP IRA or a SIMPLE IRA, and an employee may contribute to a SIMPLE IRA, after the employee has reached age 70 1/2.


You may make Contributions to an IRA Contract (other than a SIMPLE IRA) by ROLLOVER of eligible distributions from certain other pension or retirement arrangements that qualify for favorable tax treatment under the Code, under the following rules:


   - Generally, amounts that you roll over do not count against the limitations on the amount of Contributions during a tax year, except for the portion that represents Contributions made to an IRA of the same type for the same tax year as the rollover.


   - Qualified plans and arrangements include other IRA contracts, SEP IRAs and SIMPLE IRAs, tax-sheltered annuities under Code Section 403(b), pension and profit-sharing plans, including

      401(k) plans, under Code Section 401(a) and eligible deferred compensation plans of a governmental employer under Code Section 457(b). (Withdrawals from a Section 457(b) plan if you have not yet reached age 59 1/2 are not subject to a 10% tax penalty, but withdrawals from an IRA or other eligible plan after rollover from a Section 457(b) plan are subject to this penalty.) Not all distributions from these plans and arrangements may be rolled over to an IRA Contract, and the tax implications of rolling over distributions may vary depending on federal tax rules that apply to the plan or arrangement. See "FEDERAL TAX INFORMATION--OBTAINING TAX ADVICE".

   -  You may roll over amounts to a SIMPLE IRA only from another SIMPLE IRA.

Special rules apply for rollovers to a Roth IRA or for conversions from a Traditional IRA to a Roth IRA. If you have adjusted gross income of $100,000 or less for a tax year (and if you are married, do not file a separate Federal income tax return), you can roll over or "convert" a Traditional IRA to a Roth IRA Contract, subject to the following:

   - You may not directly transfer distributions from an employer-sponsored plan to a Roth IRA, but you may roll over eligible distributions first to a Traditional IRA and subsequently to a Roth IRA.

   - You must include in gross income amounts rolled over from a Traditional IRA to a Roth IRA (excluding "after-tax" Contributions), but no early withdrawal penalty applies to the taxable amount.

   - You will owe a penalty tax on withdrawals of amounts that were rolled over to a Roth IRA from a Traditional IRA if the withdrawal is made within five tax years after the rollover, even if the amount withdrawn is nontaxable. See "FEDERAL TAX INFORMATION--ROTH IRA CONTRACTS--SPECIAL PENALTY TAX ON WITHDRAWALS OF ROLLOVER OR CONVERSION CONTRIBUTIONS".

   - Individuals considering converting or rolling over a Traditional IRA to a Roth IRA should take into account various issues, including state and local tax consequences. See "FEDERAL TAX INFORMATION--OBTAINING TAX ADVICE."

In certain circumstances, Federal income tax law permits you to change or "recharacterize" the type of IRA contribution you made from a Roth IRA contribution to a Traditional IRA contribution or vice versa.

FPA CONTRACT. You may make Contributions directly to us, or your employer may make Contributions to us on your behalf under a payroll deduction agreement. You may make Contributions at whatever intervals and in whatever amounts you select, except that each Contribution must be at least $10.


If an employer purchases an FPA Contract as a depository for employee deferred compensation obligations that do not constitute deferrals under an eligible deferred compensation plan as defined in Section 457(b) of the Code, there are no limits on the amount of compensation that employees may defer. However, if the employer is a tax-exempt entity, other than a church or a state or local government, amounts deferred under the employer's plan and held under the Contract are subject to a substantial risk of forfeiture as defined in Section 457(f) of the Code and to by claims of the employer's creditors.

If a tax-exempt organization purchases an FPA Contract as a depository for employee deferred compensation obligations in connection an eligible deferred compensation plan as defined in Section 467(f) of the Code, there are annual limits on the amount of total deferrals under the plan that may be made for employees. Contributions (total deferrals), which may be comprised of deferred salary amounts, employer contributions and/or other deferred compensation, for any employee during a calendar year are limited to the LESSER OF $13,000 for 2004 (increasing in annual increments of $1,000 until the limit reaches $15,000 in 2006 and indexed for cost of living adjustments thereafter) OR 100% of the employee's includible compensation (as defined in the Code). Special "catch up" provisions during the last three years before an employee's normal retirement age under the plan may increase the annual limit to the LESSER OF double the otherwise applicable annual limit OR the annual limit plus the aggregate amount unused by the employee under limits in prior years while eligible under the plan. Deferral limits for eligible deferred compensation plans are not reduced by contributions to other retirement plans or arrangements such as 403(b) plans, SEP-IRAs or SIMPLE IRAs or 401(k) plans. Amounts held under the Contract are subject to the claims of the employer's creditors until the Account Balance is distributed to an employee.

ALLOCATION OF CONTRIBUTIONS


You may allocate Contributions among the Investment Alternatives, except that a TDA Plan may limit use of Separate Account Funds in some circumstances.


We receive your Contribution when your check is delivered to our home office or your employer transfers Federal funds into the bank account we have designated for the employer's use. We will allocate a Contribution when we receive it according to instructions sent with the Contribution, or if no instructions are sent, on the basis of your existing allocation election currently on our records.


You may change the allocation instructions for future Contributions from time to time. You should periodically review your allocations in light of market conditions and your retirement plans and needs.

               YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS

ACCUMULATION UNITS IN SEPARATE ACCOUNT FUNDS

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

CALCULATION OF ACCUMULATION UNIT VALUES

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

   - changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

   - Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (SEE "CHARGES YOU WILL PAY".)

You may refer to "APPENDIX A: UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

ACCUMULATION UNIT VALUES FOR TRANSACTIONS

When you allocate Contributions to a Separate Account Fund or transfer any Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer any Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.


The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the Contribution or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the NEXT CLOSE of a Valuation Day in the Valuation Period during which we receive a Contribution or request (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value for the Fund for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

             OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY

YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES


You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan (if any) limits transfers. There are no tax consequences to you for transfers among Investment Alternatives. Your request for a transfer will not be binding on us until we receive all information necessary to process your request. We currently do not impose a charge for transfers but we reserve the right to impose a transfer charge on future transfers.


YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS

Under an IRA or FPA Contract, you may withdraw your Account Balance in whole or in part, at any time during the Accumulation Period.


Under a TDA Contract, your right to withdraw all or any portion of your Account Balance is restricted by Federal tax law. If you are under age 59 1/2, you will not be able to withdraw your Account Balance, except in circumstances such as death or disability, hardship, or termination of employment. (There are special rules permitting withdrawal of Contributions made on or before January 1, 1989 and withdrawal of earnings and interest credited to your Account Balance by that date.) When you make a withdrawal for hardship, you may not withdraw post-1988 earnings or interest on your Contributions under a salary reduction agreement. In addition, consent of your Eligible Spouse may be required for withdrawals under TDA Contracts.

A full withdrawal results in a surrender of your IRA or FPA Contract or a termination of your participation under a TDA Contract. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available.

SPECIFIED PAYMENTS OPTION. If you have reached age 59 1/2 or terminated employment with the Plan sponsor if the TDA Contract is sponsored after reaching age 55 under a TDA Contract, you may elect automatic withdrawals of your Account Balance. You must specify an amount, which may not be less than $100, and must tell us the Investment Alternatives from which the withdrawals should be taken. We will send the Specified Payments to you, except that we will send the Specified Payments to the Annuitant if you have an FPA Contract and have named someone else as the Annuitant.

When you are receiving Specified Payments under a TDA Contract, you may not make Contributions and your employer may not make Contributions on your behalf. When you are receiving Specified Payments under an IRA or FPA Contract, you may not make payroll deduction Contributions, but you (and your employer under an IRA) may make single sum Contributions. You also may transfer your Account Balance among Investment Alternatives and make other withdrawals when receiving Specified Payments.


Specified Payments will continue until the earliest of:

   - your death (or the Annuitant's death, if earlier, when you have an FPA Contract and someone else is the Annuitant);

   -  our receipt of your written request to change or end the Specified
      Payments;


   - your Account Balance (or in any Investment Alternative that you have designated for withdrawals) declines so that the remaining balance is not large enough to cover the next Specified Payment due; or


   -  your Annuity Commencement Date.

If you are subject to the minimum distribution rules under the Code, the Specified Payments for the year should at least total the minimum required annual distribution. (See "FEDERAL TAX INFORMATION--MINIMUM DISTRIBUTIONS UNDER TDA AND IRA CONTRACTS.")

INCOME TAX CONSEQUENCES OF WITHDRAWALS. You should consider the possible Federal income tax consequences of any withdrawal, including withdrawals under the Specified Payments Option. You will be taxed at ordinary income tax rates on the portion of your withdrawal that is taxable. You will not be taxed on the amount of any Contributions you made with "after-tax" dollars, but there are special rules under the Code for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to you of after-tax Contributions (see "FEDERAL TAX INFORMATION").

Your withdrawals under a Roth IRA Contract that are made after the five year period beginning with the tax year in which the Roth IRA Contract was first issued are not taxable if:

   -  you have reached age 59 1/2, or

   - the withdrawals are to pay for qualified first-time home buyer expenses of up to $10,000 per lifetime, or

   -  you have died or become disabled.

A withdrawal that does not meet these requirements is nevertheless not taxable if it is not more than the amount of your Contributions to the Roth IRA and contributions to other Roth IRAs you own. SEE the discussion on Roth IRA Contracts under "FEDERAL TAX INFORMATION".

PENALTY TAX ON TAXABLE PORTION OF WITHDRAWALS AND ON CERTAIN ROTH IRA WITHDRAWALS. There is a 10% Federal penalty tax on the taxable amount of withdrawals you make during the Accumulation Period, unless

   -  you have reached age 59 1/2,

   -  you are disabled or have died,

   - the distributions are Annuity Payments over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary, or


   - in certain other circumstances. See "FEDERAL TAX INFORMATION FOR PARTICIPANTS" for a listing of other circumstances when the penalty tax is not applicable.

The 10% penalty tax you pay increases to 25% if you make a withdrawal from a SIMPLE IRA during the first two years of your participation in the employer's SIMPLE.


You may owe a 10% penalty tax on withdrawals of amounts that you converted or rolled over to a Roth IRA from a Traditional IRA, even though the withdrawal is tax-free to you. See "FEDERAL TAX INFORMATION".

HOW TO TELL US AN AMOUNT TO TRANSFER OR WITHDRAW


To tell us the amount of your Account Balance to transfer or withdraw, you must specify to us:

   -  the dollar amount to be taken from each Investment Alternative, or


   - for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

   - the percentage of your Account Balance in a particular Investment Alternative to be transferred or withdrawn.


For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request on the required forms and, in the case of transfers into the Scudder International Fund, by U.S.P.S. regular mail to our Financial Transaction Processing Center. Refer to "WHERE TO CONTACT US AND GIVE US INSTRUCTIONS".


LOANS UNDER A TDA CONTRACT


We make available a loan option under a TDA Contract. You have the right to borrow funds using your Account Balance as collateral security. The amount of the loan permitted is governed by Section 72(p) of the Code and the Contract terms.

You will be required to transfer an amount equal to 120% of the loan to serve as collateral security for your loan from the Separate Account to the General Account, unless you already have allocated the required Account Balance to the General Account. You must instruct us from which Investment Alternatives the transfer is to be made. We will not permit you to make withdrawals or transfers of the collateral security amount while the loan is outstanding.

The interest rate for the loan will not exceed 3% above the General Account interest rate (and in no event will exceed the Moody's(R) Corporate Bond rate as declared from time to time), and payments of principal and interest on the loan are due no less frequently than quarterly. There are no income tax consequences to you from obtaining a loan under the TDA Contract, unless you do not make repayments when they are due.


DEATH BENEFIT PRIOR TO ANNUITY COMMENCEMENT DATE

We will pay a death benefit to your Beneficiary during the Accumulation Period
(a) upon your death or, (b) under an FPA Contract when you are not the Annuitant, upon the death of either you or the Annuitant, whichever comes first. Under a TDA Contract, the employer's Plan may require you, if you are married, to have your Eligible Spouse as the Beneficiary, unless you designate a different Beneficiary with the written consent of your spouse. See "ADMINISTRATIVE MATTERS--DESIGNATION OF BENEFICIARY".

We will pay the death benefit after we have received at our Home Office:


    -  due proof of your (or under an FPA Contract, the Annuitant's) death;

    - notification of election by the Beneficiary(ies) of the form of payment of the death benefit; and


    - all other information and documentation necessary for us to process the death benefit request.


The amount of the death benefit will be the value of your Account Balance as of the date on which we receive the items listed above less any outstanding loans and interest. Until then, your Account Balance will remain allocated as it was on the date of death. (If you were the Annuitant and your Eligible Spouse is the Beneficiary, special rules apply as described below).

FORM OF PAYMENT OF DEATH BENEFIT. The Beneficiary will elect the form of payment of death benefit, unless the Owner previously selected a form. Payout options include a lump sum or annuity payments, but the Code imposes special requirements on the payment of a death benefit, as described below. We will pay the death benefit in a single sum if an option has not been selected by the date the Code requires a payout.


In addition, Participants under IRA Contracts (other than Roth IRAs) and TDA Contracts are required to begin taking minimum distributions after they reach a certain age (called the REQUIRED BEGINNING DATE), and certain requirements depend on whether the Participant had reached that age at the time of death. When minimum distribution requirements are applicable, they can be satisfied by withdrawals from other eligible IRA or TDA contracts, as the case may be. Beneficiaries should consult their tax advisers for any additional rules that may apply in their particular circumstances. See "FEDERAL TAX INFORMATION--MINIMUM DISTRIBUTIONS UNDER TDA AND IRA CONTRACTS".

In general, any method of distribution that a Beneficiary selects must comply with ONE of the following.


(a) FIVE YEAR RULE. The general rule is that we must pay the entire death benefit to the Beneficiary by December 31 of the year that is five calendar years after the year of the Participant's death (or Annuitant's death, if applicable), unless we pay the death benefit in accordance with (b) or (c) below.

(b) LIFE ANNUITY RULE. If a Beneficiary selects a life annuity, the entire death benefit must generally be distributed to the Beneficiary in the form of Annuity Payments beginning no later than the end of the calendar year following the year of your (or the Annuitant's) death and which are payable over a period of time that is not more than the Beneficiary's life or life expectancy, whichever is longer.


(c) BENEFICIARY IS YOUR ELIGIBLE SPOUSE. Your spouse may be able to continue an FPA or IRA Contract.


    - Under an FPA Contract when you are the owner and the Annuitant, your Eligible Spouse, if the sole Beneficiary, may choose to be considered as the Participant for purposes of determining when distributions must begin. In effect, your spouse can be substituted for you under the FPA Contract, and the death benefit distribution requirements will not apply until the spouse's death.


    - Under an IRA Contract, the spouse may use your Required Beginning Date for determining when minimum distributions must begin. Alternatively, the spouse may take over the IRA Contract and make Contributions to the Contract, in which case the minimum distribution rules will be based on the spouse's Required Beginning Date, and the death benefit distribution requirements will not apply until the spouse's death.


In addition to a single sum payment or annuity payments, we may offer additional forms of payment of death benefit to a Beneficiary as of the date a death benefit is payable. We will provide information to each Beneficiary of the available death benefit payment forms and resulting tax consequences.

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DISCONTINUANCE OF CONTRACTS OR TERMINATION OF PARTICIPATION


DISCONTINUANCE OF TDA CONTRACTS. A Contractholder may discontinue a TDA Contract on the first of a month with at least 31 days notice to us. We may discontinue all or part of a Contract upon at least 31 days' notice to the Contractholder, during which time the Contractholder may cure any remediable defaults, if (1) the Contractholder does not follow the terms of the Contract, or (2) we determine that a modification of the Contract is necessary to comply with Federal or state requirements, including the Employee Retirement Income Security Act of 1974, as amended, and the Contractholder refuses to accept a substantially similar Contract we offer that incorporates that modification. We also have the right to discontinue a Contract if a Contractholder for an entire Plan Year does not send us any Contributions for Participants. When a TDA Contract is discontinued:

   - The Contractholder's obligations under the Contract continue, except that the Contractholder may not send us any more Contributions.

   - Amounts accumulated for Participants remain under the Contract, until withdrawn or transferred.

   - We may transfer all amounts accumulated under the Contract to another insurance company or other financial institution. A transfer will require the consent of Participants (and Beneficiaries if a death benefit has become payable). A Participant or Beneficiary who does not consent to the transfer may choose to leave the accumulated amounts on deposit with us, or may withdraw the amount in whole or in part (subject to any Federal tax law restrictions on withdrawals). The transfer to another insurance company or financial institution will be made no later than 90 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer, provided we have been furnished with all information necessary to effect the transfer, including individual consents.

TERMINATION OF PARTICIPATION UNDER TDA CONTRACTS. Your participation under a TDA Contract terminates if:

   - you are no longer eligible to participate under the Contract due to termination of employment with the Contractholder, including by death or retirement; or

   - you or the Contractholder gives us notice that you no longer desire to participate under the Contract; or

   - you do not make any Contributions for three consecutive years, your Account Balance is less than $2,000, and we elect to deem that a termination has occurred.

Contributions may no longer be made by you or on your behalf upon termination of your participation. Termination of participation will not deprive you of your Account Balance or change your rights to make transfers or withdrawals. Termination also will not prevent you from electing to receive Annuity Payments, or having a death benefit paid to your Beneficiary.

TERMINATION OF IRA AND FPA CONTRACTS. We may, in our sole discretion, return your Account Balance and terminate an IRA or FPA Contract prior to the Annuity Commencement Date. We may terminate an IRA Contract and may terminate an FPA Contract issued on our previously approved contract form (generally used prior to June 1, 2003), if:

   -  you have not made Contributions for three consecutive years,

   - your Account Balance is less than the specified minimum for FPA Contracts of $500 and for IRA Contracts of either $2,000 or the amount needed to provide monthly Annuity Payments of at least $20 under the form of annuity you selected, AND

   -  you have reached the age 59 1/2.

We may terminate an FPA Contract on our new contract form (generally issued on or after June 1, 2003), if:

   -  you have not made Contributions for three consecutive years, and

   -  your Account Balance is less than $2,000.

Before we elect to terminate an IRA or FPA Contract, we will notify you of our intention to do so and provide a period of 90 days during which you may make additional Contributions to reach the specified minimum. We will pay your Account Balance to you in a single sum if we terminate your IRA or FPA Contract.

TDA CONTRACTS--NOTICE OF AMENDMENT AND OPTION TO DISCONTINUE. In certain instances, we will provide Contractholders with a written notice concerning an amendment of the Contracts, at least 60 days before the effective date of the amendment, along with an explanation of the amendment. We will advise that a Contractholder who does not want the amendment to apply may, within 60 days, elect to discontinue the Contract and not have the amendment apply by making a written request to Mutual of America and informing us of the insurance company or other financial institution to which amounts under the Contract should be transferred. Individual consents of Participants will be required for the transfer.

SEP AND SIMPLE IRAs--NOTICE OF AMENDMENT AND OPTION TO TERMINATE. In certain instances, we will provide to Participants who have SEP or SIMPLE IRAs and to employers who have SEP or SIMPLE Plans a written notice concerning an amendment of the Contracts, at least 60 days before the effective date of the amendment, along with an explanation of the amendment. We will advise that a Participant who does not want the amendment to apply may, within 60 days, elect to terminate the Contract and not have the amendment apply.

WHEN WE MAY POSTPONE PAYMENTS

We will pay any amounts due from the Separate Account for a withdrawal (including a Specified Payments Option withdrawal), death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:


   - The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the SEC; or

   -  The SEC by order permits postponement for the protection of Participants;
      or

   - An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


In order to comply with Federal laws and regulations intended to deter money-laundering, terrorism or other suspicious activities, we may refuse to accept, or decline to implement, your withdrawal or transfer orders until it is legally permissible for us to do so.

               YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE

AMOUNT OF ANNUITY PAYMENTS

At your Annuity Commencement Date, we will apply your Account Balance to purchase a stream of monthly Annuity Payments (an annuity). Once Annuity Payments have begun, you may no longer make Contributions, transfers or withdrawals under the Contract and your employer may no longer make Contributions on your behalf. You may elect to receive your Account Balance by making partial or full withdrawals, including under the Specified Payments Option, instead of receiving Annuity Payments.

We will fix the amount of each Annuity Payment and guarantee payment, according to the form of annuity you select. The amount of the Annuity Payments depends on the annuity form you choose, the applicable annuity purchase rates and your Account Balance. The life expectancy of the Annuitant(s) is a factor we use in determining the amount of the monthly Annuity Payments, if the form of annuity requires us to make payments for the life of the Annuitant (or joint lives of the Annuitant and joint annuitant).

We guarantee that the purchase rates we use to determine the amount of Annuity Payments will never be less favorable for you than the guaranteed rates in the Contract. We also guarantee that we will not increase expense charges under the Contracts for the Annuity Payments, regardless of our actual expenses.

We will issue to each Annuitant under a TDA Contract an individual certificate setting forth the amount and terms of payment of their annuity benefits. The benefits to which an IRA or FPA Contract Participant is entitled generally are set forth in the Contract we issue to you.

We will send Annuity Payments directly to Annuitants at their last known address, as filed with us by a Participant or Contractholder. If Annuity Payments are made in connection with an FPA Contract purchased by an employer to fund deferred compensation obligations under a plan adopted pursuant to Section 457(b) of the Code, all payments are payable to the employer, but the employer may specify where we should send the Annuity Payments. In such case, the employer may change the instruction at any time with respect to payments that have not yet been made.

ANNUITY COMMENCEMENT DATE


You must notify us in writing of the Annuity Commencement Date in advance, according to our procedures. For IRAs and SEP IRAs, we must receive notice of an election at least 30 days in advance.


TDA CONTRACTS. You may elect an Annuity Commencement Date that is your:

   -  normal retirement date (generally, when you reach age 65); or

   - early retirement date (up to 10 years before your normal retirement date, but you must be at least age 55); or

   -  later retirement date (any time after your normal retirement date).

IRA CONTRACTS. You may elect an Annuity Commencement Date that is the first day of any calendar month on or after the date you attain age 55. For SEP IRAs and SIMPLE IRAs, the Annuity Commencement Date must be no earlier than the last to occur of the following: the first day of the calendar month in which you attain age 55, the 30th day following the day you stop working for the employer that sponsors the SEP or SIMPLE, or the 30th day following the day that we receive at our home office the last employer contribution due under the SEP or SIMPLE.


FPA CONTRACT. You may elect an Annuity Commencement Date that is the first day of any calendar month. The Annuity Commencement Date must be at least 12 months after the issue date of the FPA Contract. You may specify the Annuity Commencement Date in the application, and if no date is specified, the Annuity Commencement Date will be the later of the date the Annuitant reaches age 90 or the tenth anniversary after the Contract's Effective Date. If the FPA Contract was issued to an employer or trust to fund deferred compensation obligations for an employee (the Annuitant) under an eligible deferred compensation plan as defined in section 457(b) of the Code, the Annuity Commencement Date must not be later than the later of date the employee reaches age 70 1/2 or 30 days after the employee terminates employment with the employer.


AVAILABLE FORMS OF ANNUITY

For a TDA Contract, an employer's Plan may contain these special rules for determining the annuity form:


   - If you have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the Joint and 66 2/3% Survivor Life with Ten Year Period Certain form, as described below, with your Eligible Spouse as joint annuitant, unless you, no more than ninety days before the Annuity Commencement Date, select in writing one of the other annuity forms listed below and your Eligible Spouse consents to the form selected.


   - If you do not have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a 10 Years Certain and Continuous Annuity form, as described below, unless you, before the Annuity Commencement Date, select in writing a different annuity form.

Under an IRA or FPA Contract, you select the form of annuity at the time you designate an Annuity Commencement Date.

You may select a form of annuity from the following list. You will be the Annuitant, unless under an FPA Contract you named someone else as the Annuitant.

LIFE ANNUITY WITH TEN YEARS PERIOD CERTAIN. This annuity form provides for monthly Annuity Payments to the Annuitant during the Annuitant's lifetime, but if the Annuitant dies before the end of the ten year period, Annuity Payments will be paid to the Beneficiary until the end of the 10 year period. If no Beneficiary survives the Annuitant, we will pay the commuted value of any remaining Annuity Payments due to the Annuitant's estate, continuing until the later of the month of the Annuitant's death and the end of 10 years (the certain period). If the Annuitant dies before the end of the 10 year certain period, the Annuitant's Beneficiary will receive the monthly Annuity Payments until the end of the 10 year period. If the Beneficiary dies before the end of the 10 year period, we will pay the commuted value of the remaining Annuity Payments to the payee named by you.

JOINT AND 66 2/3% SURVIVOR LIFE WITH TEN YEAR PERIOD CERTAIN FORM. This annuity form provides for monthly Annuity Payments to the Annuitant during the Annuitant's lifetime and 66 2/3% of that monthly Annuity Payment to the joint annuitant after the Annuitant's death if the joint annuitant survives the Annuitant. If both the Annuitant and the joint annuitant die before the end of the ten year period, payments continue in the amount last paid until the end of ten years to the Beneficiary. If a person named as an Annuitant's joint annuitant dies prior to the Annuity Commencement Date, your election of this annuity form is cancelled automatically.

FULL CASH REFUND FORM. This annuity form provides for monthly Annuity Payments to the Annuitant during the Annuitant's lifetime. If the aggregate amount of the monthly Annuity Payments that we made to the Annuitant is less than your Account Balance at the Annuity Commencement Date, we will pay the difference to the Beneficiary. If no Beneficiary survives the Annuitant, we will pay the amount due to the Annuitant's estate.

If a Beneficiary dies before all payments due have been made, we will pay the commuted value of the remaining annuity payments to the payee named by you or, if no payee has been named, to the Beneficiary's estate. We will calculate any commuted value on the basis of compound interest at a rate we determine that is consistent with the interest assumption for the annuity rates we used to determine the Annuity Payments.


In addition to the forms of annuity listed above, we may in our discretion offer additional forms of annuity as of your Annuity Commencement Date. As of the date of this Prospectus, we are offering the following additional forms of annuity and have the right to discontinue offering these forms at any time unless your Contract provides otherwise.

LIFE ANNUITY WITH PERIOD CERTAIN. Same as the Life Annuity with Ten Year Period Certain annuity above, except that the period may be for three or five years or for some other period we approve.


JOINT AND SURVIVOR LIFE WITH PERIOD CERTAIN ANNUITY: Same as the Joint and Survivor Life with Ten Year Period Certain annuity above, except that the percentage to the joint annuitant may be 50%, 75% or 100%, rather than 66 2/3%, and the Period Certain may be different, as elected by the Annuitant.

JOINT AND SURVIVOR LIFE ANNUITY. Same as the Joint and Survivor Life With Period Certain annuity above, except that payments will end upon the death of the survivor as between the Annuitant and the joint annuitant. There is no guaranteed minimum payment period.

NON-REFUND LIFE ANNUITY. We make a monthly Annuity Payment until the death of the Annuitant. No amount is payable to any joint annuitant or Beneficiary.

DEATH BENEFIT AFTER THE ANNUITY COMMENCEMENT DATE

If an Annuitant (and the joint annuitant if the form is a joint annuity) dies on or after the Annuity Commencement Date, your Beneficiary will receive the death benefit (if any) provided by the form of annuity under which Annuity Payments were made. See "AVAILABLE FORMS OF ANNUITY" above.


SINGLE SUM FOR SMALL ANNUITY PAYMENTS

TDA CONTRACTS. If your monthly Annuity Payment would be less than $20, or if you terminate employment and you are eligible for a benefit that would be less than $20 a month under the Ten Year Period Certain Form of Annuity (described above), we may elect to pay to you a single sum instead of providing Annuity Payments. The amount will be the Account Balance, except that we will not make a single sum payment if the amount due would exceed $5,000 (or such other maximum amount prescribed by law). We may make this payment on or before your Annuity Commencement Date.


IRA AND FPA CONTRACTS. Under IRA and FPA Contracts, if the annuity benefit payable would be less than $20 each month (or $50 each month for FPA Contracts issued generally on or after June 1, 2003), we may elect to pay the Account Balance in a single payment to the Annuitant.

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                               OUR GENERAL ACCOUNT

SCOPE OF PROSPECTUS


We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Contracts. For more details regarding the General Account, see the Contracts themselves.


GENERAL DESCRIPTION

Amounts you allocate to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.


We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of your Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest to Participant Account Balances in the General Account at an effective annual yield equal to or greater than the minimum rate, if any, set forth in your Contract. In our sole discretion, we may credit a higher rate of interest to Participant Account Balances in the General Account, although WE ARE NOT OBLIGATED TO CREDIT INTEREST IN EXCESS OF THE MINIMUM EFFECTIVE ANNUAL YIELD, IF ANY, SET FORTH IN YOUR CONTRACT. We compound interest daily on Participant Account Balances in the General Account, to produce an effective annual yield that is equal to the stated interest rate. We will send you notice when we change the current rate.

For TDA Contracts, SEP and SIMPLE IRAs and payroll deduction IRA Contracts, when the employer uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Contributions and other Contract information, and in certain other circumstances we reserve the right to credit a higher interest rate for amounts allocated to the General Account than the rate otherwise set.


You may refer to the additional information about our General Account's operations in Appendix B to this Prospectus.

TRANSFERS AND WITHDRAWALS

You may transfer any portion of your Account Balance to or from the General Account and, to the extent permitted by the Code and the Plan, may withdraw any portion of your Account Balance from the General Account prior to the Annuity Commencement Date. See "YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES" and "YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS" under "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY". We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS


TRANSFERS, ALLOCATION CHANGES AND WITHDRAWALS BY TELEPHONE OR INTERNET

You may make requests by telephone or Internet for transfers or withdrawals of Account Balance (except for transfers to the Scudder International Fund) or to change the Investment Alternatives to which we will allocate your future Contributions, except that we do not accept telephone or Internet requests for withdrawals under TDA, VEC, Roth IRA, any FPA Contract where the annuitant and owner are not the same person, or for IRA rollovers. On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We will automatically send you a PIN, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel the PIN that we have assigned, you may call our toll-free telephone number or follow the instructions on our website. A PIN cannot be cancelled on the website.

We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in liability for any losses due to unauthorized or fraudulent telephone or Internet transfers, we will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. We will confirm your Social Security number, check the PIN, record all telephone transactions and provide written confirmation of transactions except for allocation instruction changes made on the Internet.


MARKET TIMING RESTRICTIONS


The purpose of our Contracts is to assist with the accumulation of long term retirement savings. Our Contracts are not intended to provide Contractowners and Participants with a means to engage in market timing through transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.

TRANSFERS INTO THE SCUDDER INTERNATIONAL FUND BY MAIL ONLY. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the Scudder International Fund is more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into the Scudder International Fund and for revocations of such transfer requests. YOU MUST SEND IN WRITING, BY U.S.P.S. REGULAR MAIL, TO OUR FINANCIAL TRANSACTION PROCESSING CENTER IN BOCA RATON, FLORIDA, ALL REQUESTS FOR TRANSFERS INTO THE SCUDDER INTERNATIONAL FUND OR REVOCATIONS OF SUCH TRANSFER REQUESTS. We will not accept orders for transfers of your Account Balance to the Scudder International Fund or revocations of such transfer requests placed by any other means, including via our toll free 800 number or our web site, nor will we accept such transfer orders or revocations made in writing and delivered by fax hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into the Scudder International Fund which are received at any Regional Office or the home office in New York. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into the Scudder International Fund only in writing sent by U.S.P.S. regular mail to our Processing Center. YOU MAY CONTINUE TO PLACE ORDERS FOR TRANSFERS OUT OF THE SCUDDER INTERNATIONAL FUND EITHER IN WRITING, BY CALLING OUR TOLL-FREE NUMBER OR VIA OUR WEB SITE.

We reserve the right to modify or terminate the administrative rule for transfers to the Scudder International Fund and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contract owners or Participants who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Balances.

CONTACTING MUTUAL OF AMERICA

Our home office address is:

                    Mutual of America Life Insurance Company
                                 320 Park Avenue
                          New York, New York 10022-6839

You can obtain the address of your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Participants and TDA Contractholders must send in writing all notices, requests and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or over the Internet, as described below.


WHERE YOU SHOULD DIRECT REQUESTS


You may request an allocation change or a transfer of any portion of your Account Balance among Investment Alternatives (except for transfers to the Scudder International Fund) by calling 1-800-468-3785, visiting our web site at www.mutualofamerica.com or writing to our Financial Transaction Processing Center. You must send requests for transfer of Account Balance to the Scudder International Fund on our forms by U.S.P.S. regular mail to our Financial Transaction Processing Center. The address is:


                    Mutual of America Life Insurance Company
                     Financial Transaction Processing Center
                          1150 Broken Sound Parkway NW


                            Boca Raton, FL 33487-3598


For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you may make a withdrawal request:


   - under a traditional IRA Contract by writing to your Regional Office or by calling our toll-free number, except that a request for rollover to another IRA or for a withdrawal without withholding must be in writing,

   - under a Roth IRA, SEP IRA or SIMPLE IRA Contract by writing to your Regional Office,

   - under an FPA Contract by calling our toll-free number or writing to our Home Office,

   -  under an employer owned FPA by writing to your Regional Office, and


   -  under a TDA Contract by writing to your Regional Office.


You must use our forms to submit written requests to us and incomplete or unclear forms will be returned without action.


                             ADMINISTRATIVE MATTERS

CONFIRMATION STATEMENTS TO PARTICIPANTS


We will send you a confirmation statement each time you change your allocation instructions (except when you change them via our website) we receive a new Contribution from or for you, you transfer any portion of your Account Balance among the Investment Alternatives or you make a withdrawal. The confirmation for a new Contribution may be an individual statement for FPA and certain IRA Contracts or may be part of your next quarterly (or monthly, if applicable) account statement for TDA and certain IRA Contracts. You must notify us of any error in a statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly (or monthly) statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

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DESIGNATION OF BENEFICIARY

You may designate a Beneficiary, subject to any limits under a TDA Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your employer when the employer has agreed to hold such information) with written notice of the change. The designation or change in designation will take effect when we (or your employer, if applicable) receive the notice, whether or not you are living at the time we receive the notice. We will not be liable for any payment or settlement we make before we receive the notice of Beneficiary or change of Beneficiary.

Some TDA Plans require that if a TDA Participant is legally married, the Beneficiary will be the Eligible Spouse unless we have received the Eligible Spouse's consent to permit another Beneficiary. The consent must:

   -  be in writing,

   - be signed by the Eligible Spouse and witnessed either by a notary public or a Plan representative,

   - agree to your election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit that otherwise would be applicable, and

   -  agree to the designation of a Beneficiary other than your Eligible Spouse.

If you want to make subsequent Beneficiary designations or selections of forms of annuity benefit, your Eligible Spouse must provide written consent in the same manner.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period (or the Annuitant under an FPA Contract, if different, dies during the Accumulation Period), or when the Annuitant dies (and the joint Annuitant, if any dies) during the Annuity Period, we will pay a single sum payment or the commuted value of any remaining periodic payments to a Beneficiary or Beneficiaries determined under the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order:

   -  your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate.

CERTAIN ADMINISTRATIVE PROVISIONS

ASSIGNMENT OF CONTRACTS. There are restrictions on assignments of the Contract or Participants' interests under the Contracts.

   - Contractholders and Participants under TDA and IRA Contracts may not assign or transfer the Contract or any rights under a Contract, except as otherwise required by law.

   - The Contractholder (owner) of an FPA Contract may assign the Contract. An assignment will not be binding on us until we have recorded it, and an assignment will not apply to payments we make before we record the assignment.

MODIFICATION OR AMENDMENT OF CONTRACTS. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement to the change or waiver. No amendment or endorsement will affect the amount or terms of any Annuity Payments we provide under a Contract that commenced before the amendment or endorsement. See "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--DISCONTINUANCE OR TERMINATION OF CONTRACTS OR PARTICIPATION."

   - We may change a TDA Contract at any time by amendment or replacement, upon not less than 31 days' written advance notice to the Contractholder, without the consent of any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change.

   - By accepting an IRA Contract, you delegate to us the power to amend or replace that Contract to conform it to the provisions of any law, regulations, or material administrative rulings pertaining to individual retirement annuities, and to make such other changes in the Contract that we determine from time to time are necessary or appropriate. If the effect would be to substantially change the costs or benefits under the Contract, we may not make changes without your consent.

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EVIDENCE OF SURVIVAL. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us.

MISSTATEMENT OF INFORMATION. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or charge interest on overpayments, at the effective rate then required under State insurance law provisions.

INFORMATION AND DETERMINATION. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A TDA Contractholder should report to us any determination that the Contractholder makes pursuant to the terms of the Plan, if any. We may rely on reports and other information furnished by Contractholders or Participants, and we are not obligated to inquire as to the accuracy or completeness of such reports and information.

PARTICIPATION IN DIVISIBLE SURPLUS

We are a mutual life insurance company and consequently have no stockholders. Contractholders or Participants share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future, and we do not anticipate that distributions will be made to the Contracts described in this Prospectus. Determination of surplus distributions is within the sole discretion of our Board of Directors.

                             FEDERAL TAX INFORMATION

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

OBTAINING TAX ADVICE


THE DESCRIPTION BELOW OF THE CURRENT FEDERAL TAX STATUS AND CONSEQUENCES FOR PARTICIPANTS UNDER THE CONTRACTS DOES NOT COVER EVERY POSSIBLE SITUATION AND IS FOR INFORMATION PURPOSES ONLY. TAX PROVISIONS AND REGULATIONS MAY CHANGE AT ANY TIME. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, which may not correspond to the Federal tax provisions. For these reasons, you or the Beneficiary should consult a qualified tax adviser for complete tax information, including advice concerning the form of IRA Contract to purchase and any State or local tax law limitations or other considerations.


This Prospectus does not discuss the requirements and limitations under the Code applicable to employers in establishing and maintaining SEPs and SIMPLEs or for the deductibility of employer contributions. Employers should consult their own qualified tax advisers for this information.

PAYMENTS UNDER ANNUITY CONTRACTS GENERALLY

Section 72 of the Code describes the income taxation of payments under annuity contracts, either during the accumulation period or after the annuity commencement date. We intend that the provisions of Section 72 will apply to payments we make under FPA and IRA Contracts issued directly to individual Participants or under TDA Contracts.

Other provisions of the Code may apply to payments we make under an FPA Contract issued to an employer for its deferred compensation plan obligations.

SPECIAL TREATMENT FOR WITHDRAWALS UNDER ROTH IRAs. The discussion below on the taxation of IRA Contract withdrawals is applicable to IRA Contracts, other than distributions from Roth IRA Contracts. Participants receive special tax treatment for withdrawals from Roth IRA Contracts, as discussed under "ROTH IRA CONTRACTS--QUALIFIED DISTRIBUTIONS" and "ROTH IRA CONTRACTS--NONQUALIFIED DISTRIBUTIONS; WHEN PENALTY TAX IS NOT DUE".

GENERAL RULES FOR WITHDRAWALS UNDER CONTRACTS OTHER THAN ROTH IRAs. The general rule is that you must receive a payment under a Contract or Plan in order to be subject to income taxation. If you are an individual, you do not include in gross income the interest and investment earnings we credit to your Account Balance until you withdraw or otherwise receive such amounts. If the owner of an FPA Contract is not a natural person, or if requirements of the Code relating to deferred compensation are not met, then the owner may be required to include in gross income the interest and investment earnings on amounts under the Contract.

When you receive a distribution or Annuity Payments, all or part of the payments will be taxable to you as ordinary income. An important factor in determining the taxable portion is whether you have an INVESTMENT IN THE CONTRACT, which generally is the amount of after-tax Contributions (not deducted or excluded from gross income) that you have made and not previously withdrawn. You must report to the IRS the amount of your after-tax Contributions to an IRA Contract, other than for a Roth IRA, and you are responsible for determining the investment in the IRA Contract. See "TRADITIONAL IRA AND SEP IRA CONTRACTS--DEDUCTION OF CONTRIBUTIONS FROM GROSS INCOME".

The following are general concepts, and you should refer to the discussions below for your type of Contract.

   - If you do not have an investment in the contract, you must include in gross income the entire amount received during the tax year.

   - If you do have an investment in the contract, you may be able to exclude from gross income a portion of the Annuity Payments or other distribution received.

   - The amount you may exclude from gross income each year represents a partial return of your Contributions that were not tax deductible or excludable when made.

   - The EXCLUSION RATIO is a method of determining the percentage of a distribution that you may exclude from gross income for a tax year. The percentage you may exclude is calculated by dividing your investment in the contract by your expected return from the Contract.

   - The EXPECTED RETURN is the present (or discounted) value of the Annuity Payments or other periodic payments we expect to make to you.

DISTRIBUTIONS UNDER AN FPA CONTRACT

ANNUITY PAYMENTS. If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution. After we make Annuity Payments or other periodic distributions for a sufficient period of time, you will receive back all of your investment in the contract. Thereafter, you must include in gross income the entire amount of the Annuity Payments or other periodic distributions, except that a Participant whose Annuity Commencement Date was before January 1, 1987 may continue to use the exclusion ratio method.

If an FPA Contract is not individually owned, including a Contract purchased by an employer to fund obligations under a 457 plan, earnings on Contributions are taxable each year to the Contractholder and the exclusion ratio method is not used to determine taxation of Annuity Payments and withdrawals. Special tax rules apply to distributions by employers to their employees of deferred amounts under 457 plans.

WITHDRAWALS. If you make cash withdrawals, you may not use the exclusion ratio and may owe tax on up to the entire amount of the withdrawal. You must include in gross income the amount withdrawn to the extent that the value of the FPA Contract immediately before the withdrawal is greater than your investment in the contract. In effect, you must treat withdrawals as first being withdrawals of the increase in value under the Contract, and you are taxed on the entire amount of interest and earnings under the FPA Contract before you may recover the investment in the contract. A different method may be applicable for withdrawals under FPA Contracts issued on or before August 14, 1982 (see "OBTAINING TAX ADVICE").

SINGLE SUM PAYMENTS. If you receive a single sum payment, you must include in gross income, for the tax year in which you receive the lump sum, the difference between the amount of the single sum payment and the amount of your investment in the contract.


DISTRIBUTIONS UNDER TDA AND IRA CONTRACTS (OTHER THAN ROTH IRAs)


A TDA Participant who makes Contributions by salary reduction does not have any investment in the Contract. A Participant under an IRA Contract (other than a Roth IRA) who makes any "after-tax" Contributions will have an investment in the contract.


ANNUITY PAYMENTS. If you have an investment in the contract and begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution. The exclusion ratio method continues to apply until you recover the investment in the contract. After that time, you will have to include the full amount of each Annuity Payment in gross income for each taxable year.


WITHDRAWALS. If you receive amounts (that are not Annuity Payments) under an IRA (other than a Roth IRA) or TDA Contract and you have an investment in the contract, you generally may exclude a portion of the payments from gross income. You may exclude from gross income an amount determined by dividing your investment in the contract by your vested Account Balance as of the date of the distribution and multiplying by the amount of the distribution. The Internal Revenue Service may indicate another date for valuing your Account Balance for this purpose.

SINGLE SUM PAYMENTS. If you receive a single lump sum payment of the Account Balance under an IRA (other than a Roth IRA) or TDA Contract, you must include in gross income, for the tax year in which you receive the payment, the difference between the amount of the payment and your investment in the contract, if any.


TDA CONTRACTS--EXCLUSION OF CONTRIBUTIONS FROM GROSS INCOME

We offer the TDA Contract for use with tax-sheltered annuity arrangements designed to meet the provisions of Section 403(b) of the Code. Under Section 403(b), Participants who are employees of public schools and organizations that are exempt from tax under Section 501(c)(3) of the Code may exclude from their gross income the Contributions applied to purchase annuity contracts on their behalf. This exclusion is subject to the following limits:

   - The aggregate Contributions per year for each employee cannot exceed the contribution limitation in Section 415(c) of the Code.

   - For Contributions under a salary reduction agreement, an additional limitation contained in Section 402(g) of the Code is applicable.

Contributions that you may exclude usually are limited to the smaller amount under these provisions. In general, the limitations are as follows:


   - Contributions cannot exceed the lesser of $41,000 or 100% of your includible compensation, with compensation limited to $205,000 for 2004 (to be indexed for inflation in subsequent years);

   - Your contributions through salary reduction may not exceed $13,000 for 2004 (increasing in $1,000 increments each year through 2006 and indexed for inflation in future years). If a Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $3,000 in 2004 (increasing in $1,000 increments through 2006 and indexed for inflation in later years). (A special "catch-up," available to employees with 15 or more years of service with certain qualifying employers who have not made maximum contributions in prior years, may increase that amount by up to $3,000 per year, to a maximum "catch-up" of $15,000.)

The limits described above apply to Contributions made under salary reduction agreements.


TRADITIONAL IRA AND SEP IRA CONTRACTS--DEDUCTION OF CONTRIBUTIONS FROM GROSS INCOME


You may deduct from gross income part or all of your Contributions to a Traditional or SEP IRA Contract up to a maximum of $3,000 per year for 2004, $4,000 per year for 2005 through 2007 and $5,000 per year for 2008 and 2009 (indexed for inflation in subsequent years) or 100% of annual compensation, whichever is less. Individuals who are age 50 or older may make an additional contribution of $500 per year through 2005 and $1,000 per year for 2006 and later years. The deductible amount depends on whether or not you participate (and if you are married, whether or not your spouse participates) in a pension, profit-sharing or 401(k) plan, a tax-sheltered annuity arrangement, a SEP, a SIMPLE or an eligible defined compensation plan described in section 457 of the Code (a PENSION ARRANGEMENT) and, if so, on your Federal adjusted gross income (AGI).

   - If you are not married and do not participate in a pension arrangement, or if you are married and neither you nor your spouse participates in a pension arrangement, you may deduct the maximum deductible amount.


   - When (1) you (whether or not married) participate in a pension arrangement, or if you are married and do not participate in a pension arrangement but your spouse participates in a pension arrangement, and (2) you have AGI over a specified amount, then you either will not be able to deduct Contributions, or the amount that you may deduct will be reduced.


The maximum deductible amount is reduced in 2004 by a fraction, the denominator of which is $10,000 and the numerator of which is the amount of your AGI over $45,000 if not married, or over $65,000 if married and filing jointly (with these amounts increasing each year until 2005 for single taxpayers and 2007 for married taxpayers filing a joint return), or $0 if married and filing separately, except that the minimum deduction is $200 before it is reduced to $0 and reductions are rounded down to the nearest multiple of $10. As a result, you may not deduct Contributions under an IRA Contract once your AGI for 2004 reaches $55,000 if you are not married, or $75,000 if you are married and filing jointly (such amounts to increase each year until 2007) or $10,000 if married and filing separately.


   - If you are married, participate in a pension arrangement, and make Contributions to a spousal IRA of up to the applicable limit for a year (minus any amount the spouse contributes to an IRA for the same tax year) for a spouse who does not participate in a pension arrangement, you may deduct the Contribution to the spousal IRA from gross income if you and your spouse file a joint federal income tax return and your combined AGI is not more than $150,000. The deduction is reduced by multiplying the maximum deduction by a fraction, the denominator of which is $10,000 and the numerator of which is the amount of your AGI over $150,000, except that the minimum deduction is $200 before it is reduced to $0 at $160,000 AGI and reductions are rounded down to the nearest multiple of $10.


NON-DEDUCTIBLE CONTRIBUTIONS. If you do not qualify to deduct all or part of your Contributions to an IRA under the above rules, you may still make non-deductible Contributions. The maximum non-deductible Contribution is $3,000 for each year through 2004 ($4,000 for the years 2005 through 2007, $5,000 for the years 2008 and 2009, and indexed for inflation in later years) or 100% of annual compensation, whichever is less, reduced by the amount of your deductible contribution for the year and by any contribution you make to a Roth IRA, other than rollovers to a Roth IRA. If a Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $500 each year through 2005 ($1,000 for the year 2006 and later years). You also may make non-deductible Contributions up to the applicable limit for a year to a spousal IRA for your spouse for any tax year, reduced by any contributions to an IRA (including a Roth IRA) made by your spouse for the same tax year and any deductible Contribution for the year. Excess Contributions may result in adverse income tax consequences to you.


If you make a non-deductible contribution to an IRA, you must report the amount of that contribution to the IRS when filing an income tax return for the year. You are responsible for maintaining your own records regarding non-deductible contributions. We will presume that all Contributions to our Traditional IRA and SEP IRA Contracts are deductible, including for tax reporting purposes. When we make distributions to you, it is your responsibility to make any appropriate adjustments when you report the distributions to the IRS on your income tax return for the year of distribution.

These limits on Contributions, however, do not apply to tax-free rollovers from other qualified retirement plans. (See "PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS--PAYMENT OF CONTRIBUTIONS".)

SIMPLE IRAs--EXCLUSION OF CONTRIBUTIONS FROM GROSS INCOME; ROLLOVER LIMITATION


You may exclude Contributions to a SIMPLE IRA from gross income for Federal income tax purposes in an amount up to $9,000 for 2004 (increasing in $1,000 increments each year through 2005 and indexed for inflation in later years). Participants who are age 50 or older by the end of the calendar year may exclude an additional $1,500 in 2004 (increasing in $500 increments each year through 2006 and indexed for inflation in subsequent years). If your includible compensation is less than the applicable limit for a year, you are limited to 100% of your compensation.

During the first two years of participation in a SIMPLE, you may rollover amounts from a SIMPLE IRA only to another SIMPLE IRA. After the two year period, you may rollover amounts from a SIMPLE IRA to any IRA (other than a Roth IRA).

PENALTY TAXES FOR WITHDRAWALS


In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on premature withdrawals, which are withdrawals before you have reached age 59 1/2. This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income. However, if you make any withdrawals from a SIMPLE IRA within the first two years of your participation in the employer's SIMPLE, the early withdrawal penalty tax increases to 25% from 10%. Other Federal income tax penalties may apply to amounts or withdrawals under IRA and TDA Contracts. See "OBTAINING TAX ADVICE".


FPA CONTRACTS--WHEN NO PENALTY TAX IS DUE

The taxable amount of a withdrawal you make before you reach age 59 1/2 is not subject to a penalty tax if:

1. You have died or become disabled;

2. The withdrawal is part of a series of substantially equal periodic payments made over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary;


3. The withdrawn amount is attributable to Contributions made prior to August 14, 1982;


For premature payments received under FPA Contracts issued before January 19, 1985, the penalty tax may be only 5% and additional exceptions may apply to certain amounts (see "OBTAINING TAX ADVICE").

TDA AND IRA CONTRACTS--WHEN NO PENALTY TAX IS DUE

The taxable amount of a withdrawal you make before you reach age 59 1/2 is not subject to a penalty tax if:

1. You have died or become disabled;


2. The withdrawals are Annuity Payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary;

3. The withdrawals are to pay your medical expenses, or those of your spouse or dependents, if the medical expenses would be deductible by you for Federal income tax purposes. (Generally, a taxpayer may deduct medical expenses if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income;)

4. Under an IRA Contract, the withdrawal is to pay your health insurance premiums, or the premiums for your spouse or dependents, if you have received unemployment compensation for at least 12 weeks and you meet certain other eligibility requirements;

5. Under an IRA Contract, the withdrawal is for the payment of qualifying post-secondary (college) education expenses;


6. Under an IRA Contract, the withdrawal is for qualified first-time home buyer expenses (up to $10,000 per lifetime), OR


7. Under a TDA Contract, the withdrawal is paid to you when you have reached 55 years old and subsequently terminated your employment with the Plan sponsor if the TDA is sponsored.


ROTH IRA CONTRACTS--QUALIFIED DISTRIBUTIONS. You receive tax-free any distribution that is a QUALIFIED DISTRIBUTION from a Roth IRA Contract. The distribution also is penalty tax free, except for certain withdrawals from rollover or conversion Contributions as described below.

A qualified distribution is a distribution made:

1. After the end of the five-year period beginning with the year in which you first contributed to the Roth IRA Contract; AND

2. In one of the following circumstances:


   a) You are age 59 1/2 or older;


   b) You have died or become disabled; or

   c) For qualified first-time home buyer expenses (up to $10,000 per lifetime).

ROTH IRA CONTRACTS--NON-QUALIFIED DISTRIBUTIONS; WHEN PENALTY TAX IS NOT DUE. Any withdrawal by you that is not a "qualified distribution" is first considered to be a return of your after-tax Contributions. Withdrawals of after-tax Contributions are not subject to taxation or, except as noted below for rollover or conversion Contributions, subject to the 10% penalty tax. After you have recovered all Contributions under the Roth IRA Contract, you will be taxed at ordinary income rates on the amount of investment earnings withdrawn and may be subject to the penalty tax on the taxable amount. (For purposes of this rule, you must aggregate all of your Roth IRA contracts.)

There is no penalty tax for withdrawals that are not Qualified Distributions if one of the Traditional IRA exceptions to the penalty tax applies. See "TDA AND IRA CONTRACTS--WHEN NO PENALTY TAX IS DUE" above.

ROTH IRA CONTRACTS--SPECIAL PENALTY TAX ON WITHDRAWALS OF ROLLOVER OR CONVERSION CONTRIBUTIONS. Your withdrawal from a Roth IRA Contract is subject to the 10% penalty for premature withdrawals, even though the amount withdrawn is not taxable, if:

   - the amount withdrawn was rolled over or converted from a Traditional IRA Contract, and

   - the withdrawal is within the 5 tax year period beginning with the tax year in which you made the rollover or conversion.

Each rollover or conversion contribution has its own separate 5 tax year period for purposes of this special penalty tax. If you make Contributions from rollovers or conversions to the same Roth IRA Contract to which you make other Contributions, then:

   - your withdrawals will be considered to come first from Contributions other than the rollover or conversion Contributions, and

   - withdrawals of rollover or conversion Contributions will be considered to come first from the oldest of these Contributions, for purposes of calculating the 5 tax year period.

MINIMUM DISTRIBUTIONS UNDER TDA AND IRA CONTRACTS

The Code contains a series of rules that require you (or your Beneficiary) to take minimum distributions under IRA and TDA Contracts beginning at a certain time (called the REQUIRED BEGINNING DATE). For Roth IRAs, however, distributions are not required until the death of the Participant. Generally, you may take the required amount from the TDA or IRA Contract we have issued, or from other TDA or non-Roth IRA contracts that you have.

Distributions under IRA Contracts (other than Roth IRAs) must begin by April 1 of the year following the year in which you reach age 70 1/2, even if you do not retire.


Distributions under TDA Contracts must begin by April 1 of the year following the year you attain age 70 1/2, unless you are still employed by the TDA Contractholder (employer). However, distributions of your pre-1987 Account Balance (if any) generally must begin in the year in which you reach age 75.


We will provide explanatory information to Participants before their Required Beginning Dates. If you do not satisfy the minimum distribution requirements, you may owe a penalty tax equal to 50% of the difference between the required minimum and the actual amount you withdrew.

Federal tax law provisions concerning distributions upon the death of a Participant may reduce the period over which a Beneficiary may take or defer receipt of the death benefit. See "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--DEATH BENEFIT DURING THE ACCUMULATION PERIOD".

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ESTATE TAXES; TAX LIABILITY OF BENEFICIARY FOR DEATH BENEFIT

The death benefit payable to your Beneficiary is included in your estate for Federal estate tax purposes in most circumstances. An exception to this rule may apply for an FPA Contract if you did not own or control the Contract at the time of (and for a period before) death. SEE "OBTAINING TAX ADVICE."

A Beneficiary will not receive a "stepped-up basis" for the increase in value under your Contract over the amount of your Contributions. The gain under a Contract is called "income in respect of a decedent" (IRD), and the Beneficiary may owe income tax at ordinary income rates on the IRD when the Beneficiary receives the death benefit. SEE "OBTAINING TAX ADVICE." If your estate pays any estate tax on the death benefit, the Beneficiary may be able to credit the estate tax paid against the income tax the Beneficiary owes. A Beneficiary should consult a tax adviser for a complete explanation of the rules that will apply to the Beneficiary's particular situation.

WITHHOLDING ON ANNUITY PAYMENTS AND OTHER DISTRIBUTIONS


We are required to withhold Federal income tax on Annuity Payments and other distributions, such as lump sum distributions or withdrawals. In addition, certain states require us to withhold if Federal income tax withholding is applicable. In some instances, you may elect to have us not withhold Federal income tax.


When you (or a Beneficiary) request withdrawals or Annuity Payments, we will give detailed information and advise you (or your Beneficiary) of possible elections to be made. Participants and Beneficiaries should carefully review information they receive from us.


FPA AND IRA CONTRACTS. We are required to withhold Federal income tax on Annuity Payments and other distributions, such as partial or lump sum withdrawals, unless the recipient has provided us with a valid written election not to have Federal income tax withheld and except that withholding is not required for Roth IRAs in certain circumstances. You at any time may revoke an election not to withhold. If you revoke an election, we will begin withholding.


We will withhold only against the taxable portion of the Annuity Payments or of the other distributions. The rate we use will be determined based upon the nature of the distribution(s).

   - For Annuity Payments, we will withhold Federal tax in accordance with the Annuitant's withholding certificate. If an Annuitant does not file a withholding certificate with us, we will withhold Federal tax from Annuity Payments on the basis that the Annuitant is married with three withholding exemptions.

   - For most withdrawals, we will withhold Federal tax at a flat 10% rate of the amount withdrawn.


TDA CONTRACTS. Most withdrawals are subject to automatic 20% federal income tax withholding unless you elect to have us pay the withdrawal directly, as a tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a surviving spouse Beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order.


The automatic 20% withholding does not apply to any distribution that is:

   - one of a series of substantially equal periodic payments (not less frequently than annually) made for

      - your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary, or

      -  a specified period of 10 years or more, or

   -  a minimum distribution required under Section 401(a)(9) of the Code.


   -  a hardship withdrawal.


Tax withholding at different rates, usually 10%, generally does apply to these payments, but payees may be able to elect to waive withholding. Death benefit payments to non-spouse Beneficiaries generally are subject to tax withholding at different rates, but such payees also can elect to waive withholding. Certain small payments may be exempt from direct rollover and tax withholding rules.

            YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

             PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

MONEY MARKET FUND

From time to time, we may include quotations of the YIELD and EFFECTIVE YIELD of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

   - The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

   - The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses.

TOTAL RETURN OF FUNDS

From time to time, we include quotations of a Separate Account Fund's TOTAL RETURN in advertisements, sales literature or reports to Participants. Total return figures for a Fund show historical performance of a Fund assuming a hypothetical investment and that amounts under a Contract were allocated to the Separate Account Fund when it commenced operations. Total return figures do not indicate future performance.

Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and the performance of its Underlying Fund, which reflects (among other things) changes in market conditions and the level of the Underlying Fund's expenses.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

                     FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable State and Federal law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

   -  create new investment funds of the Separate Account at any time;

   -  modify, combine or remove investment funds in the Separate Account;

   - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

   - create additional separate accounts or combine any two or more accounts including the Separate Account;

   - transfer assets we have determined to be attributable to the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

   - operate the Separate Account as a management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

   - deregister the Separate Account under the 1940 Act and/or cease to maintain the registration under the Securities Act of 1933 for sales of units of interest under the Contracts; and

   - operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

                      DEFINITIONS WE USE IN THIS PROSPECTUS

ACCOUNT BALANCE--The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. Depending on its use in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance. We sometimes refer to Account Balance as "Account Value".

ACCUMULATION PERIOD--For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Balance in full before the Annuity Commencement Date.

ACCUMULATION UNIT--A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

ANNUITANT--The individual named in the application for a Contract. Under a death benefit in the form of an annuity, the Beneficiary will be the annuitant/payee. We use the life expectancy of the Annuitant(s), or of the annuitant/payee, as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.


ANNUITY COMMENCEMENT DATE--The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. A Participant, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date. See "YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE--ANNUITY COMMENCEMENT DATE" for Annuity Commencement Date requirements applicable to IRA, FPA or TDA Contracts. Annuity Commencement Date is sometimes referred to as "Benefit Commencement Date" in a Contract.


ANNUITY PAYMENTS--A series of equal monthly payments from us. The amount of the Annuity Payments will depend on your Account Balance on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the Annuitant's joint Annuitant, or for such other specified period as we may permit.

BENEFICIARY(IES)--The person(s) named by a Participant to receive: (1) the death benefit under the Contract if during the Accumulation Period the Participant dies (or if the Participant is not the Annuitant, if the Annuitant dies first), or (2) after the Annuity Commencement Date, any remaining Annuity Payments if the Annuitant dies and the joint Annuitant, if any, dies.


CODE--The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

CONTRACT(s)--One (or more) of the group (TDA) and individual (IRA and FPA) variable accumulation annuity contracts described in this Prospectus.


CONTRACTHOLDER--An entity to which we have issued a TDA Contract or, with respect to deferred compensation plans, an FPA. The Contractholder may be an employer, or an association representing employers or employees.


CONTRIBUTIONS--Amounts contributed from time to time under a Contract during the Accumulation Period.

ELIGIBLE SPOUSE--The person to whom a Participant or Annuitant is legally married.


EMPLOYER--An organization that established a Plan and that may be named in the Contract.

ERISA--The Employee Retirement Income Security Act of 1974, as amended.


FIDELITY PORTFOLIOS--The Equity-Income, Contrafund and Asset Manager Portfolios of the Variable Insurance Products Funds.


FUND (OR SEPARATE ACCOUNT FUND)--One of the subaccounts of the Separate Account. Each Fund's name corresponds to the name of the Underlying Fund in which it invests. We sometimes refer to Separate Account Funds as "Investment Funds".

GENERAL ACCOUNT (OR INTEREST ACCUMULATION ACCOUNT)--Assets we own that are not in a separate account, but rather are held as part of our general assets. Amounts allocated under the Contracts to the General Account earn interest at a fixed rate that we change from time to time. We sometimes refer to the General Account as the "Interest Accumulation Account" because amounts you allocate to the General Account earn interest at a fixed rate which we change from time to time.

HOTLINE--This term includes the new "Hotline Plus" system.

INVESTMENT ALTERNATIVES (OR INVESTMENT FUNDS)--Our General Account and the Funds of the Separate Account. You may allocate your Contributions and transfer your Account Balance among the Investment Alternatives, subject to any limitations under a Plan.


INVESTMENT COMPANY--Mutual of America Investment Corporation.

JOINT ANNUITANT--An additional person (usually the Eligible Spouse) whose life expectancy is taken into account for a life annuity and who will receive Annuity Payments upon the death of the Annuitant in accordance with the form of annuity selected. A joint annuitant may be designated by the owner at any time before the Annuity Commencement Date.


PARTICIPANT--Under a TDA Contract, an employee or former employee for whom we have received Contributions under a Plan. Under an IRA Contract, the individual, and under an FPA Contract, the individual, to whom we issued a Contract and who is the owner of the Contract.


PLAN--For some TDA Contracts and for SEP IRA and SIMPLE IRA Contracts, a retirement plan adopted by an employer for which a Contract has been purchased to provide benefits.

ROTH IRA--An IRA Contract designated as a Roth IRA, in accordance with Code
Section 408A.

SCUDDER PORTFOLIOS--The following three portfolios of the Scudder Variable Series I: the Capital Growth Portfolio, the Bond Portfolio and the International Portfolio.

SEPARATE ACCOUNT--Mutual of America Separate Account No. 2, a separate account we established to receive and invest deposits made under variable accumulation annuity contracts. The assets of the Separate Account are set aside and kept separate from our other assets.


SEPARATE ACCOUNT FUND--See "Fund", above.

SEP IRA--An IRA Contract purchased by an employee in connection with a Simplified Employee Pension (SEP) adopted by the employer.

SIMPLE IRA--An IRA Contract purchased by an employee under a Savings Incentive Match Plan for Employees (SIMPLE) adopted by the employer.

TRADITIONAL IRA--An IRA Contract other than a Roth IRA, SEP IRA or SIMPLE IRA Contract.

UNDERLYING FUNDS--The funds or portfolios that are invested in by the Separate Account Funds.


VALUATION DAY--Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

VALUATION PERIOD--A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.


WE, US, OUR, MUTUAL OF AMERICA--Refer to Mutual of America Life Insurance
Company.

YOU, YOUR--Refer to a Participant.

                     OUR STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Distribution of the Contracts
Calculation of Accumulation Unit Values
Yield and Performance Information
Safekeeping of Separate Account Assets
State Regulation
Periodic Reports
Legal Proceedings
Legal Matters
Experts
Additional Information
Financial Statements

HOW TO OBTAIN A STATEMENT OF ADDITIONAL INFORMATION


You may receive a copy of the Statement of Additional Information at no charge by calling 1-800 468-3785 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

The SEC has an Internet web site at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's semi-annual and annual financial statement reports through the SEC's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.




(PLEASE CUT HERE)


To: Mutual of America Life Insurance Company


Please send me a copy of the Statement of Additional Information dated May 1, 2004 for the Tax-Deferred Annuity Plan, Individual Retirement Annuity and Flexible Premium Annuity Contracts offered by Mutual of America, and for the Voluntary Employee Contribution Program Contracts. My name and address are as follows:



                ------------------------------------------------
                Name


                ------------------------------------------------
                Street Address


                ------------------------------------------------
                City                        State         Zip

                                   APPENDIX A

              UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS


The tables below show changes in Accumulation Unit values and in the number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2003. KPMG LLP, the Funds' independent auditor, has audited the information below for the years ended December 31, 2003, and 2002 and another independent auditor, which has ceased operations, audited the information for each of the eight years ended December 31, 2001. The Separate Account's financial statements for the year ended December 31, 2003, along with KPMG LLP's report thereon, are available to you free of charge by calling 1-800-468-3785.


We calculate Accumulation Unit values from the net asset values of the Underlying Funds. The All America Fund (previously called the Stock Fund) of the Investment Company changed its name and its investment objectives and policies and added subadvisers on May 1, 1994. Prior to March 2002, the Calvert Social Balanced Portfolio had a different subadviser.


                                                    INVESTMENT COMPANY EQUITY INDEX FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     2.06   $     2.67   $     3.07   $     3.41   $     2.86
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     2.62   $     2.06   $     2.67   $     3.07   $     3.41
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                 122,328      110,153      109,580      109,982      112,735
                                       ==========   ==========   ==========   ==========   ==========

                                                    INVESTMENT COMPANY EQUITY INDEX FUND
                                       --------------------------------------------------------------
                                          1998         1997         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     2.26   $     1.72   $     1.42   $     1.05   $     1.05
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     2.86   $     2.26   $     1.72   $     1.42   $     1.05
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  94,019       68,462       35,660       17,109        4,644
                                       ==========   ==========   ==========   ==========   ==========

                                                     INVESTMENT COMPANY ALL AMERICA FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     5.96   $     7.74   $     9.46   $    10.05   $     8.09
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     7.85   $     5.96   $     7.74   $     9.46   $    10.05
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  42,508       41,572       44,755       47,895       48,014
                                       ==========   ==========   ==========   ==========   ==========

                                                     INVESTMENT COMPANY ALL AMERICA FUND
                                       --------------------------------------------------------------
                                          1998         1997         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     6.76   $     5.39   $     4.52   $     3.35   $     3.36
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     8.09   $     6.76   $     5.39   $     4.52   $     3.35
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  49,275       51,312       49,798       43,620       38,669
                                       ==========   ==========   ==========   ==========   ==========

                                                             INVESTMENT COMPANY
                                                          MID-CAP EQUITY INDEX FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of period/year   $     1.05   $     1.25   $     1.28   $     1.11   $     1.00
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of period/year         $     1.41   $     1.05   $     1.25   $     1.28   $     1.11
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of period                91,187       64,271       49,342       37,752        3,431
                                       ==========   ==========   ==========   ==========   ==========

                                                INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of period/year   $     1.95   $     2.47   $     2.79   $     2.85   $     2.02
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of period/year         $     2.69   $     1.95   $     2.47   $     2.79   $     2.85
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of period/year           90,102       79,680       76,011       75,043       62,123
                                       ==========   ==========   ==========   ==========   ==========

                                                INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                       --------------------------------------------------------------
                                          1998         1997         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of period/year   $     2.15   $     1.80   $     1.43   $     1.05   $     1.00
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of period/year         $     2.02   $     2.15   $     1.80   $     1.43   $     1.05
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of period/year           63,176       71,468       49,800       20,858        9,145
                                       ==========   ==========   ==========   ==========   ==========

                                                     INVESTMENT COMPANY COMPOSITE FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     4.46   $     4.87   $     5.52   $     5.61   $     4.93
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     5.23   $     4.46   $     4.87   $     5.52   $     5.61
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  43,988       45,392       50,607       54,447       56,404
                                       ==========   ==========   ==========   ==========   ==========

                                                     INVESTMENT COMPANY COMPOSITE FUND
                                       --------------------------------------------------------------
                                          1998         1997         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     4.36   $     3.75   $     3.39   $     2.82   $     2.95
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     4.93   $     4.36   $     3.75   $     3.39   $     2.82
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  59,833       61,359       66,715       70,558       73,239
                                       ==========   ==========   ==========   ==========   ==========

                                                        INVESTMENT COMPANY BOND FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     3.78   $     3.57   $     3.31   $     3.07   $     3.17
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     3.99   $     3.78   $     3.57   $     3.31   $     3.07
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  22,484       22,509       20,932       13,899       14,287
                                       ==========   ==========   ==========   ==========   ==========

                                                        INVESTMENT COMPANY BOND FUND
                                       --------------------------------------------------------------
                                          1998         1997         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     3.00   $     2.75   $     2.69   $     2.28   $     2.39
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     3.17   $     3.00   $     2.75   $     2.69   $     2.28
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  17,746       12,671       12,548       12,083       10,601
                                       ==========   ==========   ==========   ==========   ==========

                                                   INVESTMENT COMPANY MID-TERM BOND FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     1.64   $     1.51     $ 1.38 $         1.32   $     1.32
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     1.67   $     1.64     $ 1.51 $         1.38   $     1.32
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  30,102       39,713       21,035        5,922        6,037
                                       ==========   ==========   ==========   ==========   ==========

                                                   INVESTMENT COMPANY MID-TERM BOND FUND
                                       --------------------------------------------------------------
                                          1998         1997         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     1.26   $     1.19   $     1.16   $     1.01   $     1.06
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     1.32   $     1.26   $     1.19   $     1.16   $     1.01
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                   7,325        4,478        3,828        2,848        1,444
                                       ==========   ==========   ==========   ==========   ==========

                                                   INVESTMENT COMPANY SHORT-TERM BOND FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     1.52   $     1.46   $     1.37   $     1.28   $     1.24
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     1.53   $     1.52   $     1.46   $     1.37   $     1.28
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  12,497       12,521        7,825        4,649        3,604
                                       ==========   ==========   ==========   ==========   ==========

                                                   INVESTMENT COMPANY SHORT-TERM BOND FUND
                                       --------------------------------------------------------------
                                          1998         1997         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     1.19   $     1.14   $     1.10   $     1.03   $     1.03
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     1.24   $     1.19   $     1.14   $     1.10   $     1.03
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                   3,164        2,355        2,129        1,447        1,132
                                       ==========   ==========   ==========   ==========   ==========

                                                    INVESTMENT COMPANY MONEY MARKET FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     2.30   $     2.28   $     2.22   $     2.11   $     2.03
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     2.30   $     2.30   $     2.28   $     2.22   $     2.11
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  24,188       26,791       27,210       25,658       20,766
                                       ==========   ==========   ==========   ==========   ==========

                                                    INVESTMENT COMPANY MONEY MARKET FUND
                                       --------------------------------------------------------------
                                          1998         1997         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     1.95   $     1.87   $     1.80   $     1.72   $     1.68
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     2.03   $     1.95   $     1.87   $     1.80   $     1.72
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  19,121       16,831       17,511       17,502       17,653
                                       ==========   ==========   ==========   ==========   ==========

                                                   INVESTMENT COMPANY
                                  ---------------------------------------------------
                                        2003             2003               2003
                                    CONSERVATIVE       MODERATE          AGGRESSIVE
                                  ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
                                  ---------------   ---------------   ---------------
Unit value, beginning of period   $          1.00   $          1.00   $          1.00
                                  ===============   ===============   ===============
Unit value, end of period         $          1.05   $          1.11   $          1.19
                                  ===============   ===============   ===============
Thousands of accumulation units
 outstanding, end of period                 2,009             9,849             6,511
                                  ===============   ===============   ===============

                                                              SCUDDER BOND FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $    15.58   $    14.60   $    13.94   $    12.73   $    13.02
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $    16.22   $    15.58   $    14.60   $    13.94   $    12.73
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                   2,339        2,660        2,500        1,630        1,558
                                       ==========   ==========   ==========   ==========   ==========

                                                              SCUDDER BOND FUND
                                       --------------------------------------------------------------
                                          1998         1997         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $    12.37   $    11.48   $    11.30   $     9.69   $    10.32
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $    13.02   $    12.37   $    11.48   $    11.30   $     9.69
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                   1,757        1,484        1,362        1,269        1,169
                                       ==========   ==========   ==========   ==========   ==========

                                                         SCUDDER CAPITAL GROWTH FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $    24.10   $    34.34   $    42.97   $    48.17   $    36.07
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $    30.30   $    24.10   $    34.34   $    42.97   $    48.17
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  10,133        9,954       10,896       11,501       11,582
                                       ==========   ==========   ==========   ==========   ==========

                                                         SCUDDER CAPITAL GROWTH FUND
                                       --------------------------------------------------------------
                                          1998         1997         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $    29.64   $    22.11   $    18.64   $    14.67   $    16.46
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $    36.07   $    29.64   $    22.11   $    18.64   $    14.67
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  11,462       11,094        9,266        8,556        8,121
                                       ==========   ==========   ==========   ==========   ==========

                                                         SCUDDER INTERNATIONAL FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $    11.10   $    13.72   $    20.02   $    25.83   $    16.93
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $    14.05   $    11.10   $    13.72   $    20.02   $    25.83
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                   7,014        7,089        7,619        8,335        8,486
                                       ==========   ==========   ==========   ==========   ==========

                                                         SCUDDER INTERNATIONAL FUND
                                       --------------------------------------------------------------
                                          1998         1997         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $    14.46   $    13.43   $    11.85   $    10.80   $    11.06
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $    16.93   $    14.46   $    13.43   $    11.85   $    10.80
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                   8,004        8,205        7,688        7,269        8,610
                                       ==========   ==========   ==========   ==========   ==========

                                                AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $    10.52   $    13.44   $    18.82   $    17.40   $    10.69
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $    12.59   $    10.52   $    13.44   $    18.82   $    17.40
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                   5,419        5,416        6,086        7,184        3,394
                                       ==========   ==========   ==========   ==========   ==========

                                                AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                       --------------------------------------------------------------
                                          1998         1997         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $    11.04   $    11.53   $    12.18   $     9.39   $     9.61
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $    10.69   $    11.04   $    11.53   $    12.18   $     9.39
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                   3,303        4,510        7,264        8,061        6,361
                                       ==========   ==========   ==========   ==========   ==========

                                                        CALVERT SOCIAL BALANCED FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     2.59   $     2.98   $     3.23   $     3.37   $     3.04
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     3.07   $     2.59   $     2.98   $     3.23   $     3.37
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  19,878       17,942       17,463       17,238       16,041
                                       ==========   ==========   ==========   ==========   ==========

                                                        CALVERT SOCIAL BALANCED FUND
                                       --------------------------------------------------------------
                                          1998         1997         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of year          $     2.65   $     2.23   $     2.01   $     1.57   $     1.64
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of year                $     3.04   $     2.65   $     2.23   $     2.01   $     1.57
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of year                  14,257       12,479       10,713        7,849        5,986
                                       ==========   ==========   ==========   ==========   ==========

                                                      FIDELITY VIP EQUITY-INCOME FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of period/year   $    26.89   $    32.63   $    34.61   $    32.21   $    30.65
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of period/year         $    34.76   $    26.89   $    32.63   $    34.61   $    32.21
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of period/year            5,113        4,437        4,275        3,753        4,213
                                       ==========   ==========   ==========   ==========   ==========

                                                FIDELITY VIP EQUITY-INCOME FUND
                                       -------------------------------------------------
                                          1998         1997         1996         1995
                                       ----------   ----------   ----------   ----------
Unit value, beginning of period/year   $    27.77   $    21.93   $    19.43   $    16.30
                                       ==========   ==========   ==========   ==========
Unit value, end of period/year         $    30.65   $    27.77   $    21.93   $    19.43
                                       ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of period/year            4,018        3,491        2,342          728
                                       ==========   ==========   ==========   ==========

                                                           FIDELITY VIP CONTRAFUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of period/year   $    23.27   $    25.88   $    29.73   $    32.13   $    26.16
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of period/year         $    29.66   $    23.27   $    25.88   $    29.73   $    32.13
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of period/year            9,496        8,844        8,695        8,742        8,430
                                       ==========   ==========   ==========   ==========   ==========

                                                    FIDELITY VIP CONTRAFUND
                                       -------------------------------------------------
                                          1998         1997         1996         1995
                                       ----------   ----------   ----------   ----------
Unit value, beginning of period/year   $    20.36   $    16.59   $    13.85   $    11.43
                                       ==========   ==========   ==========   ==========
Unit value, end of period/year         $    26.16   $    20.36   $    16.59   $    13.85
                                       ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of period/year            6,742        5,656        3,880        1,792
                                       ==========   ==========   ==========   ==========

                                                      FIDELITY VIP ASSET MANAGER FUND
                                       --------------------------------------------------------------
                                          2003         2002         2001         2000         1999
                                       ----------   ----------   ----------   ----------   ----------
Unit value, beginning of period/year   $    21.65   $    23.91   $    25.14   $    26.40   $    24.04
                                       ==========   ==========   ==========   ==========   ==========
Unit value, end of period/year         $    25.34   $    21.65   $    23.91   $    25.14   $    26.40
                                       ==========   ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of period/year            2,739        2,288        2,114        1,908        1,747
                                       ==========   ==========   ==========   ==========   ==========

                                                      FIDELITY VIP ASSET MANAGER FUND
                                       -------------------------------------------------
                                          1998         1997         1996         1995
                                       ----------   ----------   ----------   ----------
Unit value, beginning of period/year   $    21.14   $    17.72   $    15.66   $    14.04
                                       ==========   ==========   ==========   ==========
Unit value, end of period/year         $    24.04   $    21.14   $    17.72   $    15.66
                                       ==========   ==========   ==========   ==========
Thousands of accumulation units
 outstanding, end of period/year            1,488        1,150          613          184
                                       ==========   ==========   ==========   ==========


----------

   The dates the Funds of the Separate Account commenced operation are as follows:


   Investment Company Money Market, All America, Bond and Composite Funds--January 1, 1985; Scudder Capital Growth, Bond and International Funds and American Century VP Capital Appreciation Fund--January 3, 1989; Calvert Social Balanced Fund--May 13, 1991; Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds--February 5, 1993; Investment Company Aggressive Equity Fund--May 2, 1994; Fidelity VIP Equity-Income Fund and Fidelity VIP Contra and Asset Manager Funds--May 1, 1995; and Investment Company Mid-Cap Equity Index Fund--May 3, 1999; Investment Company Conservative, Moderate and Aggressive Allocation Funds--May 20, 2003.

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                                       45

                                   APPENDIX B

                           GENERAL ACCOUNT OPERATIONS

This Appendix B provides more information about our General Account's operations and the risks of allocating Contributions to the General Account compared to allocating Contributions to the Separate Account. Contributions held in our General Account may pose different risks to Participants and Plans than Contributions supported by assets of our Separate Account.

When a Participant or Plan allocates contributions to our General Account, the contributions are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of the General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts and variable accumulation annuity contracts (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Participants.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Contracts held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Contracts and upon their termination. Members of Mutual of America's senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

   -  Reasonable classifications of different types of policies.

   - Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

   - The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combinations with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

   - The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market.

   -  Compliance with applicable statutory and regulatory requirements.

   - Competitiveness of rates in light of industry practices and trends current at the time.


We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of contracts without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. We reserve the right to change this credited rate at any time. The credited interest rate may not be less than the minimum annual yield, if any, set forth in a Contract.
If we declare a credited interest rate higher than such minimum, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) for Participants are guaranteed by us. Amounts held for a Participant are payable in full upon the Participant's request for transfer, payment, withdrawal or discontinuance, subject to Plan provisions, and the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans under a Plan. Generally, Contractholders are provided with a written notice of any changes to the interest rates applicable to amounts in our General Account, prior to the implementation. The credited interest rate applicable to amounts in our General Account is indicated in Participants' quarterly statements and in Contractholders' Annual Pension Fund Reports.


We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Balances maintained by Participants in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Contracts, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change the administrative charges. We also reserve the right to change the services we make available to Contractholders and Participants. We will provide written notices to Contractholders, and to Participants when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Participant's quarterly statements reflect direct deductions from the Participant's Account Balance in the Separate Account or General Account. The annual Pension Fund Report to Contractholders also reflects deductions and charges paid by the Contractholders.

A plan's legal rights vary for contract amounts under our General Account and separate accounts. In general, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to plan participants or contractholders. ERISA requires insurers, in administering separate account assets, to act solely on the interest of a plan's participants and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards on the administration of General Account contracts that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account contracts that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to plan participants as ERISA regulation. In addition, our General Account contracts often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

                                   APPENDIX C

                     VOLUNTARY EMPLOYEE CONTRIBUTION PROGRAM
                     VARIABLE ACCUMULATION ANNUITY CONTRACTS

A Voluntary Employee Contribution Contract (VEC CONTRACT or CONTRACT) is a group contract. It is designed to provide annuity benefits to employees participating in a retirement plan that qualifies for special Federal income tax treatment under Sections 401(a) and 403(a) of the Code (a VEC PLAN). Contractholders typically are employers, or the trustees of employers' retirement plans.

NO NEW CONTRACTS OR CONTRIBUTIONS. As a result of the Tax Reform Act of 1986, we: (1) ceased issuing new VEC Contracts as of January 1, 1987; and (2) amended previously issued VEC Contracts to prohibit new Contributions on or after January 1, 1987.

TRANSFERS FROM OTHER PLANS OR CARRIERS. A Contractholder can remit to us on your behalf, in a single sum, an amount transferred from another voluntary employee contribution plan, or from a contract between a Contractholder and us, or between the Contractholder and another insurance company.


AVAILABLE INVESTMENT ALTERNATIVES. The Investment Alternatives available under a VEC Contract are limited to those available under our VEC Contracts as of January 1, 1987. These Alternatives are the General Account and the following Separate Account Funds: Investment Company Money Market, All America, Bond and Composite Funds.


Refer to "ABOUT MUTUAL OF AMERICA LIFE INSURANCE COMPANY", "ABOUT OUR SEPARATE ACCOUNT", "UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT" and "OUR GENERAL ACCOUNT" in the Prospectus for additional information about the five available Investment Alternatives.


TRANSFERS AND WITHDRAWALS. VEC Participants may make transfers between the Available Investment Alternatives and may make withdrawals of all or part of their Account Balances at any time prior to the Annuity Commencement Date, unless the employer's plan provides otherwise. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to the Participant. We do not currently charge for transfers or withdrawals made under VEC Contracts. We reserve the right, however, to impose a charge for transfers or withdrawals in the future.


For information about Separate Account Fund unit values, refer to "YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS" in the Prospectus.

SPECIFIED PAYMENTS OPTION. If the employer's plan permits, a Participant in a VEC Contract may elect after attaining age 59 1/2, or upon early retirement after age 55, to specify an amount (which may not be less than $100) to be withdrawn from the Participant's Account Balance and paid each month to the Participant. The Participant must designate the available Investment Alternative(s) from which we should make the withdrawals.

CHARGES UNDER THE CONTRACTS. Refer to "TABLE OF ANNUAL EXPENSES" and "CHARGES YOU WILL PAY" in the Prospectus, for a description of the Contract and Participant charges under the Contracts.

DEATH BENEFIT PRIOR TO ANNUITY COMMENCEMENT. If a Participant dies prior to the Annuity Commencement Date, we will pay a death benefit to the Beneficiary the Participant designated to us. The Eligible Spouse will be the Beneficiary, unless the Participant designated a different Beneficiary with the written consent of the Eligible Spouse. See "ADMINISTRATIVE MATTERS--DESIGNATION OF BENEFICIARY" in the Prospectus.

See "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--DEATH BENEFIT PRIOR TO ANNUITY COMMENCEMENT DATE" for additional information about the death benefit we will pay. In general, VEC Contracts are subject to the same rules as TDA Contracts.

TERMINATION BY MUTUAL OF AMERICA. If, upon our request, the Contractholder does not provide evidence satisfactory to us that the Plan pursuant to which the Contract is issued qualifies for the tax treatment specified under Sections 401(a) and 403(a) of the Code, then we will withdraw and pay to the Contractholder the amounts accumulated under the Contract as of the date of withdrawal; and the Contract will terminate.

ELECTION OF ANNUITY COMMENCEMENT DATE. Unless the employer's plan provides otherwise, Participants may elect an Annuity Commencement Date that is either the Participant's Normal Retirement Date (the first day of the calendar month coincident with or next following such Participant's 65th birthday); Early Retirement Date (the first day of any calendar month within the ten-year period immediately preceding the Participant's Normal Retirement Date, but no earlier than age 55); or Later Retirement Date (the first day of any calendar month following such Participant's Normal Retirement Date) but generally no later than age 70 1/2 for Participants who are no longer actively at work.

AVAILABLE FORMS OF ANNUITY. Unless an election to the contrary is made prior to the Annuity Commencement Date, a Participant who does not have an Eligible Spouse at the Annuity Commencement Date will have annuity benefits paid in the normal form of annuity specified by the employer's plan, and a Participant who has an Eligible Spouse will have annuity benefits paid on the Joint and Survivor Form, with the Eligible Spouse as the Joint Annuitant. Consent of the spouse is required if payment is to be made in any other form. See "YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE--AVAILABLE FORMS OF ANNUITY" and "ADMINISTRATIVE MATTERS UNDER THE CONTRACTS--DESIGNATION OF BENEFICIARY" in the Prospectus.

SMALL BENEFIT PAYMENTS. If your monthly annuity benefit payable under the Contract would be less than $20, or if any Participant terminates employment and is eligible for a benefit that would be less than $20 a month under the Ten Years Certain and Continuous Form of Annuity, we may elect to pay to the Participant on the Participant's Annuity Commencement Date in a single sum the actuarially equivalent value of the Participant's monthly annuity benefit that would otherwise be payable on the Ten Years Certain and Continuous Form, provided that single sum does not exceed $5,000 (or such other maximum amount that may hereafter be provided by law). We may make this payment on or before the Participant's Annuity Commencement Date. For purposes of determining whether monthly annuity benefits payable to you are less than $20, a Participant's monthly annuity benefits will be deemed to include any annuity benefit paid with respect to that Participant under any other Contract between the Contractholder and Mutual of America or between the Contractholder and another insurance company that serves as the funding vehicle for a pension plan meeting the requirements of Section 401(a) and 403(a) of the Code.

FEDERAL INCOME TAXATION OF ANNUITY PAYMENTS. The "exclusion ratio" method is applicable to Annuity Payments made on or after the Annuity Commencement date. The percentage the Participant may exclude is determined by dividing the Participant's "investment in the contract" by the "expected return". Your "investment in the contract" is equal to the total of your non-deductible Contributions which are made in accordance with the provisions of a retirement plan that meets the requirements of either Section 401(a) or Section 403(a) of the Code. The "expected return" is equal to the present discounted value of the expected stream of Annuity Payments. The "exclusion ratio" method continues to apply until the "investment in the contract" has been recovered by the Participant. After that time, the Participant will have to include the full amount of each Annuity Payment in his income for each taxable year. In addition, if Annuity Payments from a VEC Contract began before July 2, 1986, the "three year cost recovery" rule may be applicable (see "FEDERAL TAX INFORMATION--OBTAINING TAX ADVICE" in the Prospectus).

FEDERAL INCOME TAXATION OF WITHDRAWALS. Participants who receive payments under a VEC Contract on and after July 2, 1986 that are not "amounts received as an annuity" or that are received before the Participant's Annuity Commencement Date generally may exclude only a portion of such payments from gross income. The portion that a Participant may exclude from gross income is generally determined by dividing the Participant's "investment in the contract" by the value of his vested account balance (or, in the case of a retirement plan which is a defined benefit pension plan, the value of the vested accrued benefit) as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing account balances for such purposes.

The value of a Participant's account balance on an applicable valuation date under a VEC Contract issued in conjunction with a defined benefit pension plan may be used in lieu of the present value of a Participant's total vested accrued benefit under such plan if the "separate contract" requirements of Section 72 are met (see "FEDERAL TAX INFORMATION--OBTAINING TAX ADVICE" in the Prospectus). A special rule may apply with respect to Participant's Contributions made before January 1, 1987 that constitute part of the "investment in the contract." Generally, such Contributions may be withdrawn prior to the Annuity Commencement Date and will not be subject to income taxation (earnings are subject to taxation) if a Participant could have made such a withdrawal under the terms of the retirement plan on or before May 5, 1986 without terminating employment.


FEDERAL INCOME TAXATION OF SINGLE SUM PAYMENTS. Participants who receive a single sum payment of their entire account balance under a VEC Contract must include the entire amount of such payment in their gross income in the tax year in which such payment was received. However, a Participant may exclude from gross income any "investment in the contract" that the Participant had not recovered prior to the payment of the lump sum.


PENALTY TAXES. A penalty tax may be due on premature withdrawals under VEC Contracts. VEC Contracts are generally subject to the same rules as TDA Contracts. In the Prospectus, see "FEDERAL TAX INFORMATION--PENALTY TAXES FOR WITHDRAWALS".

WITHHOLDING. We are required to withhold Federal income taxes from withdrawals under the Contracts. VEC Contracts are generally subject to the same rules as TDA Contracts. In the Prospectus, see "FEDERAL TAX INFORMATION--WITHHOLDING ON ANNUITY PAYMENTS AND OTHER DISTRIBUTIONS".

CONTRACT ADMINISTRATION AND OTHER MATTERS. See "WHERE TO CONTACT US AND GIVE US INSTRUCTIONS", "YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS", "PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS", "FUNDING AND OTHER CHANGES WE MAY MAKE", "ADMINISTRATIVE MATTERS" and "OUR STATEMENT OF ADDITIONAL INFORMATION" in the Prospectus.

                 (This page has been left blank intentionally.)

                                 PRIVACY NOTICE

WE ARE PROVIDING THIS PRIVACY NOTICE ON BEHALF OF MUTUAL OF AMERICA LIFE INSURANCE COMPANY AND ITS SEPARATE ACCOUNTS. BY LAW, WE HAVE THE RIGHT TO MODIFY THIS POLICY AT ANY TIME, BUT IF WE DO CHANGE IT, WE WILL NOTIFY YOU IN ADVANCE. UNDER APPLICABLE LAWS AND REGULATIONS, WE ARE REQUIRED TO SEND YOU OUR PRIVACY NOTICE ON AN ANNUAL BASIS.

INFORMATION COLLECTION

   - We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

   - We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products or services and from transactions you have with us. If we need additional information, we may obtain it from other parties including employers, adult family members, other insurers, consumer reporting agencies and medical providers.

INFORMATION PROTECTION

   - To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

   - All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

   - Our strict policies for protecting personal information apply to current and former customers.

   - Our Web Site Privacy Policy can be found on the Internet at www.mutualofamerica.com.

   - We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

INFORMATION DISCLOSURE


   -  We will not sell your personal information to anyone.

   - We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

   - We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose provided.


FOR MORE INFORMATION


If you have any questions about Mutual of America's privacy policy, please contact us at: 1-800-468-3785, or write to us at 320 Park Avenue, New York, NY 10022-6839.

                                                         MUTUAL OF AMERICA
                                                         LIFE INSURANCE COMPANY


                                                         320 PARK AVENUE
                                                         NEW YORK, NY 10022-6839
                                                         www.mutualofamerica.com

                          DISTRIBUTION OF THE CONTRACTS

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary. We also serve as principal underwriter of the Contracts.


We are registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.


                     CALCULATION OF ACCUMULATION UNIT VALUES

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a) the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, Scudder, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a) the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

(b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

----------
* The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

                       YIELD AND PERFORMANCE INFORMATION

MONEY MARKET FUND


Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called YIELD. The SEC also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the EFFECTIVE YIELD.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:


A. YIELD is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B. EFFECTIVE YIELD is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

     Effective Yield = [(Base Period Return +1) (TO THE POWER  OF 365/7)] - 1.


The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2003 was .11%. (This return reflects the imposition of the $2 monthly charge.)


Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

BOND FUNDS

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

FUNDS OTHER THAN MONEY MARKET

From time to time, we may include quotations of a Fund's TOTAL RETURN in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

     T = (ERV/P) (TO THE POWER OF 1/n) - 1

Where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
     ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B. CUMULATIVE TOTAL RETURN is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

     C = (ERV/P) - 1.

Where:

     C = Cumulative Total Return
     P = hypothetical initial payment of $1,000
     ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                          AVERAGE ANNUAL TOTAL RETURN*

                       FOR PERIODS ENDED DECEMBER 31, 2003



FUND                                            ONE YEAR    FIVE YEARS     TEN YEARS    LIFE OF FUND    INCEPTION DATE
----                                            --------    ----------     ---------    ------------    --------------
Investment Company Equity Index                     27.2%         (1.7)%         9.6%            9.0%      02/05/93
Investment Company All America                      31.8%         (0.6)%         8.9%           11.2%      01/01/85
Investment Company Mid-Cap Equity
   Index                                            34.0%          N/A           N/A             7.7%      05/03/99
Investment Company Aggressive Equity                38.1%          6.0%          N/A            10.8%      05/02/94
Investment Company Composite                        17.2%          1.2%          5.9%            6.7%      01/01/85
Investment Company Bond                              5.8%          4.7%          5.3%            7.3%      01/01/85
Investment Company Mid-Term Bond                     1.9%          4.7%          4.6%            4.8%      02/05/93
Investment Company Short-Term Bond                   0.8%          4.2%          4.0%            4.0%      02/05/93
Conservative Allocation                              N/A           N/A           N/A             4.7%      05/20/03
Moderate Allocation                                  N/A           N/A           N/A            11.1%      05/20/03
Aggressive Allocation                                N/A           N/A           N/A            18.6%      05/20/03
Scudder Capital Growth                              25.7%         (3.4)%         6.3%            8.9%      01/03/89
Scudder Bond                                         4.1%          4.5%          4.6%            6.4%      01/03/89
Scudder International                               26.6%         (3.7)%         2.4%            5.6%      01/03/89
Fidelity VIP Equity-Income                          29.3%          2.6%          9.1%            9.1%      05/01/95
Fidelity VIP Contra                                 27.4%          2.5%         11.6%           11.6%      05/01/95
Fidelity VIP Asset Manager                          17.0%          1.1%          7.0%            7.1%      05/01/95
Calvert Social Balanced                             18.2%          0.2%          6.5%            6.9%      05/13/91
American Century VP Capital
   Appreciation                                     19.7%          3.3%          2.7%            6.2%      01/03/89


                            CUMULATIVE TOTAL RETURNS*

                       FOR PERIODS ENDED DECEMBER 31, 2003



FUND                                            ONE YEAR    FIVE YEARS     TEN YEARS    LIFE OF FUND    INCEPTION DATE
----                                            --------    ----------     ---------    ------------    --------------
Investment Company Equity Index                     27.2%         (8.4)%       150.2%          162.4%      02/05/93
Investment Company All America                      31.8%         (3.0)%       133.8%          644.6%      01/01/85
Investment Company Mid-Cap Equity Index             34.0%          N/A           N/A            41.3%      05/03/99
Investment Company Aggressive Equity                38.1%         33.5%          N/A           169.0%      05/02/94
Investment Company Composite                        17.2%          6.2%         77.4%          245.3%      01/01/85
Investment Company Bond                              5.8%         26.0%         67.5%          278.9%      01/01/85
Investment Company Mid-Term Bond                     1.9%         25.9%         57.3%           66.7%      02/05/93
Investment Company Short-Term Bond                   0.8%         22.8%         48.1%           52.9%      02/05/93
Conservative Allocation                              N/A           N/A           N/A             4.7%      05/20/03
Moderate Allocation                                  N/A           N/A           N/A            11.1%      05/20/03
Aggressive Allocation                                N/A           N/A           N/A            18.6%      05/20/03
Scudder Capital Growth                              25.7%        (16.0)%        84.1%          257.0%      01/03/89
Scudder Bond                                         4.1%         24.6%         57.3%          154.3%      01/03/89
Scudder International                               26.6%        (17.0)%        27.0%          126.6%      01/03/89
Fidelity VIP Equity-Income                          29.3%         13.4%        113.1%          113.3%      05/01/95
Fidelity VIP Contra                                 27.9%         13.4%        159.3%          159.4%      05/01/95
Fidelity VIP Asset Manager                          17.0%          5.4%         80.4%           80.5%      05/01/95
Calvert Social Balanced                             18.2%          0.9%         87.0%          132.8%      05/13/91
American Century VP Capital Appreciation            19.7%         17.9%         31.0%          147.9%      01/03/89


----------

* Returns reflect the deduction of actual charges in effect for the periods shown.

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The commencement dates are for the Funds in Separate Account No. 2.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the average Account Balance for all of our TVIF Contracts. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above and the Separate Account Fund from which the fee was deducted would illustrate a lower total return than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(1)  Investment Company Money Market Fund,

(2)  Investment Company Short-Term Bond Fund,

(3)  Investment Company Mid-Term Bond Fund,

(4)  Investment Company Bond Fund,

(5)  Scudder Bond Fund,

(6)  Investment Company Composite Fund,


(7)  Fidelity VIP Asset Manager(SM) Fund,


(8)  Calvert Social Balanced Fund,

(9)  Fidelity VIP Equity-Income Fund,

(10) Investment Company All America Fund,

(11) Investment Company Equity Index Fund,

(12) Investment Company Mid-Cap Equity Index Fund,


(13) Fidelity VIP Contrafund,(R)


(14) Investment Company Aggressive Equity Fund,

(15) Scudder Capital Growth Fund,

(16) Scudder International Fund, and

(17) American Century VP Capital Appreciation Fund.

(18) Conservative Allocation Fund

(19) Moderate Allocation Fund

(20) Aggressive Allocation Fund

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

                                STATE REGULATION


We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we do business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and records are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.


The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

                                PERIODIC REPORTS

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1) Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

     -    the allocation of contributed amounts to the Separate and General
          Accounts;

     - the date Deferred Compensation was deducted from your salary or the Contribution was made; and

     -    the date the amount was credited to your account.

(2)  Interest accrued on amounts allocated for you to the General Account.

(3) The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account; and

(4) The total amounts of all withdrawals and transfers from the General Account and each Fund.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

                                LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

                                  LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts and certain legal matters relating to Federal securities laws, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America.

                                     EXPERTS


The financial statements of Separate Account No. 2 and the consolidated statutory financial statements of Mutual of America Life Insurance Company ("Mutual of America") as of and for the year ended December 31, 2003 have been included herein in reliance upon the reports of KPMG LLP, independent auditors, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                             ADDITIONAL INFORMATION


We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, concerning to the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the SEC. The SEC has an Internet web site at http://www.sec.gov, or you may write to the SEC's Public Reference Section, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

                              FINANCIAL STATEMENTS


The financial statements of Separate Account No. 2 as of December 31, 2003 and of Mutual of America Life Insurance Company as of December 31, 2003 and December 31, 2002, have been audited by our independent auditors KPMG LLP, New York, New York, as stated in the independent auditors' report appearing herein. The financial statements are included in this Statement of Additional Information in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2003 are included as follows:



                                                              PAGE
                                                              ----
     Independent Auditors' Report                               10
     Statement of Assets and Liabilities                        11
     Statement of Operations                                    14
     Statements of Changes in Net Assets                        16
     Financial Highlights                                       20
     Notes to Financial Statements                              29



You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account. Financial Statements of Mutual of America for 2003 and 2002 are included as follows:



                                                               PAGE
                                                               ----
     Independent Auditors' Report                                32
     Consolidated Statements of Financial Condition              33
     Consolidated Statements of Operations and Surplus           34
     Consolidated Statements of Cash Flows                       35
     Notes to Consolidated Financial Statements                  36

                          INDEPENDENT AUDITORS' REPORT

To The Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 2 (comprised of the sub-accounts listed in note
1) (collectively, "the Separate Account") as of December 31, 2003, and the related statement of operations for each of the periods in the year then ended, changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Separate Account's accompanying financial highlights for each of the years or periods in the three-year period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report thereon dated February 20, 2002, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the Separate Account No. 2 as of December 31, 2003, and the results of their operations for each of the periods in the year then ended, changes in their net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


New York, New York
February 24, 2004

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                           INVESTMENT COMPANY
                                                     ---------------------------------------------------------------
                                                                                                          MID-CAP
                                                     MONEY MARKET      ALL AMERICA    EQUITY INDEX     EQUITY INDEX
                                                         FUND             FUND            FUND             FUND
                                                     -------------    -------------   -------------    -------------
Assets:
Investments in Mutual of America Investment
   Corporation at market value
   (Cost:
   Money Market Fund--$56,588,806
   All America Fund--$351,582,180
   Equity Index Fund--$304,603,147
   Mid-Cap Equity Index Fund--$117,892,945)
   (Notes 1 and 2)                                   $  55,672,101    $ 333,223,016   $ 321,521,107    $ 135,771,998
Due From (To) Mutual of America General Account            (47,180)         495,514        (545,775)      (6,934,944)
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $  55,624,921    $ 333,718,530   $ 320,975,332    $ 128,837,054
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $        2.30    $        7.85   $        2.62    $        1.41
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003        24,188,198       42,508,113     122,327,765       91,186,638
                                                     =============    =============   =============    =============

                                                                           INVESTMENT COMPANY
                                                     ---------------------------------------------------------------
                                                         BOND          SHORT-TERM       MID-TERM         COMPOSITE
                                                         FUND           BOND FUND       BOND FUND          FUND
                                                     -------------    -------------   -------------    -------------
Assets:
Investments in Mutual of America Investment
   Corporation at market value
   (Cost:
   Bond Fund--$94,500,869
   Short-Term Bond Fund--$19,489,140
   Mid-Term Bond Fund--$50,224,212
   Composite Fund--$270,079,855)
   (Notes 1 and 2)                                   $  90,010,301    $  19,110,589   $  50,203,492    $ 230,382,649
Due From (To) Mutual of America General Account           (188,237)          (8,650)        (35,476)        (245,870)
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $  89,822,064    $  19,101,939   $  50,168,016    $ 230,136,779
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $        3.99    $        1.53   $        1.67    $        5.23
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003        22,484,065       12,497,425      30,101,923       43,987,749
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                                                                           INVESTMENT COMPANY
                                                     ---------------------------------------------------------------
                                                       AGGRESSIVE     CONSERVATIVE      MODERATE        AGGRESSIVE
                                                        EQUITY          ALLOCATION     ALLOCATION       ALLOCATION
                                                         FUND             FUND            FUND             FUND
                                                     -------------    -------------   -------------    -------------
Assets:
Investments in Mutual of America Investment
   Corporation at market value
   (Cost:
   Aggressive Equity Fund--$232,267,833
   Conservative Allocation Fund--$2,042,826
   Moderate Allocation Fund--$10,577,334
   Aggressive Allocation Fund--$7,246,034)
   (Notes 1 and 2)                                   $ 247,098,804    $   2,026,140   $  10,807,324    $   7,602,651
Due From (To) Mutual of America General Account         (4,565,988)          77,753         135,471          119,412
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $ 242,532,816    $   2,103,893   $  10,942,795    $   7,722,063
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $        2.69    $        1.05   $        1.11    $        1.19
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003        90,101,578        2,008,814       9,848,694        6,510,636
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                                                         AMERICAN
                                                                        SCUDDER                           CENTURY
                                                     ----------------------------------------------    -------------
                                                                         CAPITAL                        VP CAPITAL
                                                         BOND            GROWTH       INTERNATIONAL    APPRECIATION
                                                         FUND             FUND            FUND             FUND
                                                     -------------    -------------   -------------    -------------
Assets:
Investments in Scudder Portfolios and
   American Century VP Capital Appreciation
   Fund at market value
   (Cost:
   Scudder Bond Fund--$40,023,086
   Scudder Capital Growth Fund--$352,360,054
   Scudder International Fund--$90,195,410
   American Century VP Capital
    Appreciation Fund--$89,890,779)
   (Notes 1 and 2)                                   $  41,201,244    $ 307,092,149   $  98,535,735    $  68,202,258
Due From (To) Mutual of America General
   Account                                                  (9,449)          (3,042)          3,623           47,823
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $  41,191,795    $ 307,089,107   $  98,539,358    $  68,250,081
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $       16.22    $       30.30   $       14.05    $       12.59
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003         2,539,403       10,133,313       7,013,574        5,419,233
                                                     =============    =============   =============    =============

                                                        CALVERT                          FIDELITY
                                                     -------------    -----------------------------------------------
                                                        SOCIAL             VIP             VIP              VIP
                                                       BALANCED       EQUITY-INCOME      CONTRA       ASSET MANAGER(SM)
                                                         FUND             FUND           FUND(R)             FUND
                                                     -------------    -------------   -------------    --------------
Assets:
Investments in Calvert Social Balanced
   Portfolio and Fidelity Portfolios at market
   value (Cost:
   Calvert Social Balanced Fund--$64,143,208
   VIP Equity-Income Fund--$160,575,492
   VIP II Contra Fund--$254,473,247
   VIP II Asset Manager Fund--$72,722,878)
   (Notes 1 and 2)                                   $  61,003,911    $ 177,754,848   $ 281,629,571    $  69,417,980
Due From (To) Mutual of America General
   Account                                                 (16,195)         (11,758)         (1,467)          (6,049)
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $  60,987,716    $ 177,743,090   $ 281,628,104    $  69,411,931
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $        3.07    $       34.76   $       29.66    $       25.34
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003        19,877,755        5,113,453       9,495,788        2,739,126
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                (EXCEPT AS NOTED)

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                                                                   MID-CAP
                                 MONEY MARKET     ALL AMERICA     EQUITY INDEX   EQUITY INDEX        BOND         SHORT-TERM
                                     FUND            FUND            FUND            FUND            FUND          BOND FUND
                                 -------------   -------------   -------------   -------------   -------------   -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income                $     581,193   $   2,326,262   $   4,097,327   $     885,319   $   4,640,871   $     646,559
                                 -------------   -------------   -------------   -------------   -------------   -------------
Expenses (Note 3):
  Fees and administrative
    expenses                           617,484       2,678,924       2,542,353         819,996         952,719         223,131
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income (Loss)           (36,291)       (352,662)      1,554,974          65,323       3,688,152         423,428
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Realized and Unrealized
  Gain (Loss) on Investments
  (Note 1):
  Net realized gain (loss)
    on investments                    (206,159)    (18,956,991)    (12,258,787)       (172,598)       (563,670)         34,676
  Net unrealized appreciation
    (depreciation) of
    investments                        155,771      97,852,527      75,766,237      26,561,374       1,742,530        (353,889)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Realized and Unrealized
  Gain (Loss) on Investments           (50,388)     78,895,536      63,507,450      26,388,776       1,178,860        (319,213)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets Resulting From
  Operations                     $     (86,679)  $  78,542,874   $  65,062,424   $  26,454,099   $   4,867,012   $     104,215
                                 =============   =============   =============   =============   =============   =============

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                                                   AGGRESSIVE    CONSERVATIVE      MODERATE       AGGRESSIVE
                                   MID-TERM        COMPOSITE        EQUITY        ALLOCATION      ALLOCATION      ALLOCATION
                                   BOND FUND         FUND            FUND           FUND (a)        FUND (a)       FUND (a)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income                $   2,294,235   $   5,472,537   $          --   $      78,624   $     329,149   $     167,598
                                 -------------   -------------   -------------   -------------   -------------   -------------
Expenses (Note 3):
  Fees and administrative
  expenses                             655,050       2,060,641       1,707,624           8,503          32,704          22,076
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income (Loss)         1,639,185       3,411,896      (1,707,624)         70,121         296,445         145,522
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Realized and Unrealized
  Gain (Loss) on Investments
  (Note 1):
  Net realized gain (loss)
    on investments                   1,079,404      (4,237,393)     (4,861,137)          3,447          17,345          43,505
  Net unrealized appreciation
    (depreciation) of
    investments                     (1,662,091)     34,618,060      67,529,033         (16,686)        229,990         356,617
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Realized and Unrealized
  Gain (Loss) on Investments          (582,687)     30,380,667      62,667,896         (13,239)        247,335         400,122
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets Resulting From
  Operations                     $   1,056,498   $  33,792,563   $  60,960,272   $      56,882   $     543,780   $     545,644
                                 =============   =============   =============   =============   =============   =============

----------
(a)  For the period May 20, 2003 (Commencement of Operations) to December 31,
     2003.

   The accompanying notes are an integral part of these financial statements.

                                                                                                         AMERICAN
                                                                        SCUDDER                          CENTURY
                                                     ----------------------------------------------    -------------
                                                                        CAPITAL                         VP CAPITAL
                                                         BOND           GROWTH        INTERNATIONAL    APPRECIATION
                                                         FUND            FUND             FUND             FUND
                                                     -------------   -------------    -------------    -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income                                    $   1,761,631    $   1,126,223   $     623,849    $          --
                                                     -------------    -------------   -------------    -------------
Expenses (Note 3):
  Fees and administrative expenses                         441,400        2,484,833         754,241          405,229
                                                     -------------    -------------   -------------    -------------
Net Investment Income (Loss)                             1,320,231       (1,358,610)       (130,392)        (405,229)
                                                     -------------    -------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments (Note 1):
  Net realized gain (loss) on investments                  122,667      (10,899,138)     (3,180,242)      (6,453,336)
  Net unrealized appreciation (depreciation)
    of investments                                         184,897       73,927,023      23,938,669       17,947,502
                                                     -------------    -------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments                                              307,564       63,027,885      20,758,427       11,494,166
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting From Operations                          $   1,627,795    $  61,669,275   $  20,628,035    $  11,088,937
                                                     =============    =============   =============    =============

                                                        CALVERT                         FIDELITY
                                                     -------------   -----------------------------------------------
                                                        SOCIAL            VIP             VIP              VIP
                                                       BALANCED      EQUITY-INCOME       CONTRA       ASSET MANAGER(SM)
                                                         FUND            FUND            FUND(R)           FUND
                                                     -------------   -------------    -------------    -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income                                    $   1,083,309    $   2,356,580   $   1,024,288    $   1,915,204
                                                     -------------    -------------   -------------    -------------
Expenses (Note 3):
  Fees and administrative expenses                         554,547        1,278,238       1,949,845          561,185
                                                     -------------    -------------   -------------    -------------
Net Investment Income (Loss)                               528,762        1,078,342        (925,557)       1,354,019
                                                     -------------    -------------   -------------    -------------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on investments                 (310,698)      (1,411,145)      1,493,659         (458,929)
  Net unrealized appreciation (depreciation)
    of investments                                       8,715,804       38,367,937      57,852,129        8,345,289
                                                     -------------    -------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments                                            8,405,106       36,956,792      59,345,788        7,886,360
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting From Operations                          $   8,933,868    $  38,035,134   $  58,420,231    $   9,240,379
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                       MONEY MARKET FUND               ALL AMERICA FUND                EQUITY INDEX FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                     2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $     (36,291)  $     266,705   $    (352,662)  $    (393,609)  $   1,554,974   $   1,561,006
  Net realized gain (loss) on
    investments                       (206,159)     (1,431,636)    (18,956,991)    (32,500,097)    (12,258,787)    (36,261,658)
  Net unrealized appreciation
    (depreciation) of
    investments                        155,771       1,382,713      97,852,527     (47,368,004)     75,766,237     (34,788,477)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
  operations                           (86,679)        217,782      78,542,874     (80,261,710)     65,062,424     (69,489,129)
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                     11,726,992      11,885,836      27,440,461      28,345,754      39,428,338      42,796,882
  Withdrawals                       (8,756,295)     (9,499,711)    (23,652,103)    (25,277,423)    (21,403,940)    (20,917,802)
  Net transfers                     (8,821,621)     (3,213,697)      3,811,354     (21,732,312)     10,594,437     (18,130,484)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                 (5,850,924)       (827,572)      7,599,712     (18,663,981)     28,618,835       3,748,596
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                            (5,937,603)       (609,790)     86,142,586     (98,925,691)     93,681,259     (65,740,533)
Net Assets:
Beginning of Year                   61,562,524      62,172,314     247,575,944     346,501,635     227,294,073     293,034,606
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $  55,624,921   $  61,562,524   $ 333,718,530   $ 247,575,944   $ 320,975,332   $ 227,294,073
                                 =============   =============   =============   =============   =============   =============

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                           MID-CAP                                                        SHORT-TERM
                                       EQUITY INDEX FUND                  BOND FUND                        BOND FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                     2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $      65,323   $     638,292   $   3,688,152   $   6,047,799   $     423,428   $     349,098
  Net realized gain (loss) on
    investments                       (172,598)     (8,737,695)       (563,670)       (920,742)         34,676          11,725
  Net unrealized appreciation
    (depreciation) of
    investments                     26,561,374      (8,599,353)      1,742,530        (900,966)       (353,889)        174,963
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
  operations                        26,454,099     (16,698,756)      4,867,012       4,226,091         104,215         535,786
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                     17,409,724      18,231,408      17,029,255      14,093,174       5,104,061       4,113,499
  Withdrawals                       (6,600,482)     (6,966,866)     (9,203,298)     (8,159,067)     (2,642,177)     (1,909,591)
  Net transfers                     23,812,655      11,300,803      (7,875,983)        133,844      (2,443,150)      4,845,577
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                 34,621,897      22,565,345         (50,026)      6,067,951          18,734       7,049,485
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                            61,075,996       5,866,589       4,816,986      10,294,042         122,949       7,585,271
Net Assets:
Beginning of Year                   67,761,058      61,894,469      85,005,078      74,711,036      18,978,990      11,393,719
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $ 128,837,054   $  67,761,058   $  89,822,064   $  85,005,078   $  19,101,939   $  18,978,990
                                 =============   =============   =============   =============   =============   =============

   The accompanying notes are an integral part of these financial statements.

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                      MID-TERM BOND FUND                COMPOSITE FUND               AGGRESSIVE EQUITY FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                     2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $   1,639,185   $   1,221,732   $   3,411,896   $   5,257,385   $  (1,707,624)  $  (1,722,550)
  Net realized gain (loss) on
    investments                      1,079,404         139,928      (4,237,393)     (8,581,685)     (4,861,137)    (11,554,013)
  Net unrealized appreciation
    (depreciation) of
    investments                     (1,662,091)      1,870,260      34,618,060     (16,458,207)     67,529,033     (30,648,086)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
  operations                         1,056,498       3,231,920      33,792,563     (19,782,507)     60,960,272     (43,924,649)
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                     15,368,412      10,189,565      16,786,693      17,188,826      28,951,020      31,349,735
  Withdrawals                       (6,606,074)     (4,882,460)    (18,732,871)    (21,992,438)    (14,634,583)    (15,037,477)
  Net transfers                     24,631,384)     24,774,071      (4,370,683)    (19,221,969)     11,974,074      (5,034,393)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                (15,869,046)     30,081,176      (6,316,861)    (24,025,581)     26,290,511      11,277,865
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                           (14,812,548)     33,313,096      27,475,702     (43,808,088)     87,250,783     (32,646,784)
Net Assets:
Beginning of Year                   64,980,564      31,667,468     202,661,077     246,469,165     155,282,033     187,928,817
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $  50,168,016   $  64,980,564   $ 230,136,779   $ 202,661,077   $ 242,532,816   $ 155,282,033
                                 =============   =============   =============   =============   =============   =============

                                                                        INVESTMENT COMPANY
                                                 ------------------------------------------------------------------
                                                     CONSERVATIVE             MODERATE              AGGRESSIVE
                                                   ALLOCATION FUND        ALLOCATION FUND        ALLOCATION FUND
                                                 --------------------   --------------------   --------------------
                                                    FOR THE PERIOD         FOR THE PERIOD         FOR THE PERIOD
                                                     MAY 20, 2003           MAY 20, 2003           MAY 20, 2003
                                                    (COMMENCEMENT          (COMMENCEMENT          (COMMENCEMENT
                                                    OF OPERATIONS)         OF OPERATIONS)         OF OPERATIONS)
                                                 TO DECEMBER 31, 2003   TO DECEMBER 31, 2003   TO DECEMBER 31, 2003
                                                 --------------------   --------------------   --------------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)                   $             70,121   $            296,445   $            145,522
  Net realized gain (loss) on investments                       3,447                 17,345                 43,505
  Net unrealized appreciation (depreciation)
    of investments                                            (16,686)               229,990                356,617
                                                 --------------------   --------------------   --------------------
Net Increase (Decrease) in Net Assets
  resulting from operations                                    56,882                543,780                545,644
                                                 --------------------   --------------------   --------------------
From Unit Transactions:
  Contributions                                               573,579              3,050,872              2,048,436
  Withdrawals                                                 (62,176)              (406,594)              (260,464)
  Net transfers                                             1,535,608              7,754,737              5,388,447
                                                 --------------------   --------------------   --------------------
Net Increase (Decrease) from unit transactions              2,047,011             10,399,015              7,176,419
                                                 --------------------   --------------------   --------------------
Net Increase (Decrease) in Net Assets                       2,103,893             10,942,795              7,722,063
Net Assets:
Beginning of Period                                                --                     --                     --
                                                 --------------------   --------------------   --------------------
End of Period                                    $          2,103,893   $         10,942,795   $          7,722,063
                                                 ====================   ====================   ====================

   The accompanying notes are an integral part of these financial statements.

                                                                            SCUDDER
                                 ---------------------------------------------------------------------------------------------
                                           BOND FUND                  CAPITAL GROWTH FUND             INTERNATIONAL FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                     2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $   1,320,231   $   1,611,319   $  (1,358,610)  $  (1,750,534)  $    (130,392)  $    (101,286)
  Net realized gain (loss) on
    investments                        122,667          41,325     (10,899,138)    (30,428,019)     (3,180,242)      2,823,774
  Net unrealized appreciation
    (depreciation) of
    investments                        184,897         659,499      73,927,023     (77,783,144)     23,938,669     (16,930,624)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
  operations                         1,627,795       2,312,143      61,669,275    (109,961,697)     20,628,035     (14,208,136)
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                      8,094,416       6,250,976      30,417,724      36,251,724      10,884,858      11,835,269
  Withdrawals                       (4,304,222)     (3,713,719)    (23,130,779)    (26,136,151)     (8,062,048)     (7,700,018)
  Net transfers                     (5,666,634)         76,369      (1,764,117)    (34,433,365)     (3,580,261)    (15,775,874)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                 (1,876,440)      2,613,626       5,522,828     (24,317,792)       (757,451)    (11,640,623)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                              (248,645)      4,925,769      67,192,103    (134,279,489)     19,870,584     (25,848,759)
Net Assets:
Beginning of Year                   41,440,440      36,514,671     239,897,004     374,176,493      78,668,774     104,517,533
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $  41,191,795   $  41,440,440   $ 307,089,107   $ 239,897,004   $  98,539,358   $  78,668,774
                                 =============   =============   =============   =============   =============   =============

                                                           AMERICAN CENTURY                      CALVERT
                                                     ------------------------------   ------------------------------
                                                              VP CAPITAL                         SOCIAL
                                                           APPRECIATION FUND                  BALANCED FUND
                                                     ------------------------------   ------------------------------
                                                         2003            2002             2003             2002
                                                     -------------    -------------   -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)                       $    (405,229)   $    (452,854)  $     528,762    $     845,853
  Net realized gain (loss) on investments               (6,453,336)     (12,486,285)       (310,698)        (704,432)
  Net unrealized appreciation (depreciation) of
    investments                                         17,947,502       (4,082,608)      8,715,804       (7,083,629)
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) in net assets resulting
  from operations                                       11,088,937      (17,021,747)      8,933,868       (6,942,208)
                                                     -------------    -------------   -------------    -------------
From Unit Transactions:
  Contributions                                          7,923,516       10,004,929       8,838,652        8,812,504
  Withdrawals                                           (4,979,253)      (5,435,359)     (4,064,036)      (3,547,443)
  Net transfers                                         (2,766,981)     (12,359,542)        723,979       (3,812,363)
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) from unit transactions             177,282       (7,789,972)      5,498,595        1,452,698
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) in Net Assets                   11,266,219      (24,811,719)     14,432,463       (5,489,510)
Net Assets:
Beginning of Year                                       56,983,862       81,795,581      46,555,253       52,044,763
                                                     -------------    -------------   -------------    -------------
End of Year                                          $  68,250,081    $  56,983,862   $  60,987,716    $  46,555,253
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                                                                           FIDELITY
                                 ---------------------------------------------------------------------------------------------
                                              VIP                            VIP                              VIP
                                         EQUITY INCOME                      CONTRA                      ASSET MANAGER(SM)
                                             FUND                           FUND(R)                          FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                      2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $   1,078,342   $   4,049,431   $    (925,557)  $     (48,887)  $   1,354,019   $   1,385,251
  Net realized gain (loss) on
    investments                     (1,411,145)     (8,170,522)      1,493,659     (10,079,700)       (458,929)     (1,062,143)
  Net unrealized appreciation
    (depreciation) of
    investments                     38,367,937     (22,412,108)     57,852,129     (13,371,300)      8,345,289      (5,493,407)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
   operations                       38,035,134     (26,533,199)     58,420,231     (23,499,887)      9,240,379      (5,170,299)
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                     23,173,914      24,183,195      33,354,314      33,217,095      11,950,968      12,005,262
  Withdrawals                      (12,135,445)    (12,253,609)    (19,410,144)    (18,781,531)     (5,475,735)     (4,649,787)
  Net transfers                      9,373,538      (5,607,465)      3,438,816     (10,141,456)      4,158,874      (3,204,026)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                 20,412,007       6,322,121      17,382,986       4,294,108      10,634,107       4,151,449
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                            58,447,141     (20,211,078)     75,803,217     (19,205,779)     19,874,486      (1,018,850)
Net Assets:
Beginning of Year                  119,295,949     139,507,027     205,824,887     225,030,666      49,537,445      50,556,295
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $ 177,743,090   $ 119,295,949   $ 281,628,104   $ 205,824,887   $  69,411,931   $  49,537,445
                                 =============   =============   =============   =============   =============   =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                              FINANCIAL HIGHLIGHTS

Pursuant to the provisions of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"), disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements. The Guide requires the data be presented for fiscal years beginning after December 15, 2000. Consequently, the financial highlights section which follows limits the required disclosures to the years ended December 31, 2003, 2002 and 2001. Data shown for any of the preceding two years (1999-2000) were previously disclosed in the "Notes to Financial Statements--Financial Highlights" following the financial statements.

                                                                  INVESTMENT COMPANY MONEY MARKET FUND
                                                -------------------------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003            2002            2001            2000          1999
---------------------------------------------   -----------     -----------     -----------     -----------   -----------
Unit value, beginning of year                   $      2.30     $      2.28     $      2.22     $      2.11   $      2.03
                                                ===========     ===========     ===========     ===========   ===========
Unit value, end of year                         $      2.30     $      2.30     $      2.28     $      2.22   $      2.11
                                                ===========     ===========     ===========     ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           26,791          27,210          25,658
Units Issued (000's) (1)                             13,445          45,360          71,518
Units Redeemed (000's) (1)                          (16,048)        (45,779)        (69,966)
                                                -----------     -----------     -----------
Units Outstanding (000's), end of year               24,188          26,791          27,210          25,658        20,766
                                                ===========     ===========     ===========     ===========   ===========
Net Assets (000's) (1)                          $    55,625     $    61,563     $    62,172
                                                ===========     ===========     ===========
Expense Ratio (A) (1)                                  0.90%           0.90%           0.90%
                                                ===========     ===========     ===========
Investment Income Ratio (B) (1)                         1.0%            1.5%            5.3%
                                                ===========     ===========     ===========
Total Return (C) (1)                                    0.1%            0.6%            3.0%
                                                ===========     ===========     ===========

                                                                  INVESTMENT COMPANY ALL AMERICA FUND
                                                -------------------------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003            2002            2001            2000          1999
---------------------------------------------   -----------     -----------     -----------     -----------   -----------
Unit value, beginning of year                   $      5.96     $      7.74     $      9.46     $     10.05   $      8.09
                                                ===========     ===========     ===========     ===========   ===========
Unit value, end of year                         $      7.85     $      5.96     $      7.74     $      9.46   $     10.05
                                                ===========     ===========     ===========     ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           41,572          44,755          47,895
Units Issued (000's) (1)                             17,434          19,155          21,460
Units Redeemed (000's) (1)                          (16,498)        (22,338)        (24,600)
                                                -----------     -----------     -----------
Units Outstanding (000's), end of year               42,508          41,572          44,755          47,895        48,014
                                                ===========     ===========     ===========     ===========   ===========
Net Assets (000's) (1)                          $   333,719     $   247,576     $   346,502
                                                ===========     ===========     ===========
Expense Ratio (A) (1)                                  0.90%           0.90%           0.90%
                                                ===========     ===========     ===========
Investment Income Ratio (B) (1)                         0.8%            0.8%            0.4%
                                                ===========     ===========     ===========
Total Return (C) (1)                                   31.8%          -23.1%          -18.1%
                                                ===========     ===========     ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                  INVESTMENT COMPANY EQUITY INDEX FUND
                                                -------------------------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003            2002            2001            2000          1999
---------------------------------------------   -----------     -----------     -----------     -----------   -----------
Unit value, beginning of year                   $      2.06     $      2.67     $      3.07     $      3.41   $      2.86
                                                ===========     ===========     ===========     ===========   ===========
Unit value, end of year                         $      2.62     $      2.06     $      2.67     $      3.07   $      3.41
                                                ===========     ===========     ===========     ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                          110,153         109,580         109,982
Units Issued (000's) (1)                            131,832         111,439         107,487
Units Redeemed (000's) (1)                         (119,657)       (110,866)       (107,889)
                                                -----------     -----------     -----------
Units Outstanding (000's), end of year              122,328         110,153         109,580         109,982       112,735
                                                ===========     ===========     ===========     ===========   ===========
Net Assets (000's) (1)                          $   320,975     $   227,294     $   293,035
                                                ===========     ===========     ===========
Expense Ratio (A) (1)                                  0.90%           0.90%           0.90%
                                                ===========     ===========     ===========
Investment Income Ratio (B) (1)                         1.6%            1.6%            3.3%
                                                ===========     ===========     ===========
Total Return (C) (1)                                   27.2%          -22.8%          -13.0%
                                                ===========     ===========     ===========

                                                                         INVESTMENT COMPANY
                                                                      MID-CAP EQUITY INDEX FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999*
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      1.05    $      1.25    $      1.28    $      1.11   $      1.00
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      1.41    $      1.05    $      1.25    $      1.28   $      1.11
                                                ===========    ===========    ===========    ===========   ===========

Units outstanding (000's), beginning of
  year (1)                                           64,271         49,342         37,752
Units Issued (000's) (1)                            134,122        180,415        125,401
Units Redeemed (000's) (1)                         (107,206)      (165,486)      (113,811)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               91,187         64,271         49,342         37,752         3,431
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   128,837    $    67,761    $    61,894
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         1.0%           1.8%           2.8%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   34.0%         -16.0%          -2.0%
                                                ===========    ===========    ===========

----------
*    Commenced operation May 3, 1999.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                    INVESTMENT COMPANY BOND FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      3.78    $      3.57    $      3.31    $      3.07   $      3.17
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      3.99    $      3.78    $      3.57    $      3.31   $      3.07
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           22,509         20,932         13,899
Units Issued (000's) (1)                             13,116         13,207         15,756
Units Redeemed (000's) (1)                          (13,141)       (11,630)        (8,723)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               22,484         22,509         20,932         13,899        14,287
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    89,822    $    85,005    $    74,711
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         5.0%           9.0%          10.5%
                                                ===========    ===========    ===========
Total Return (C) (1)                                    5.8%           5.8%           7.8%
                                                ===========    ===========    ===========

                                                              INVESTMENT COMPANY SHORT-TERM BOND FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      1.52    $      1.46    $      1.37    $      1.28   $      1.24
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      1.53    $      1.52    $      1.46    $      1.37   $      1.28
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           12,521          7,825          4,649
Units Issued (000's) (1)                             10,241         10,451          6,928
Units Redeemed (000's) (1)                          (10,265)        (5,755)        (3,752)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               12,497         12,521          7,825          4,649         3,604
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    19,102    $    18,979    $    11,394
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         3.3%           3.5%           6.4%
                                                ===========    ===========    ===========
Total Return (C) (1)                                    0.8%           4.1%           6.5%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                INVESTMENT COMPANY MID-TERM BOND FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      1.64    $      1.51    $      1.38    $      1.32   $      1.32
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      1.67    $      1.64    $      1.51    $      1.38   $      1.32
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           39,713         21,035          5,922
Units Issued (000's) (1)                             21,886         41,929         26,104
Units Redeemed (000's) (1)                          (31,497)       (23,251)       (10,991)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               30,102         39,713         21,035          5,922         6,037
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    50,168    $    64,981    $    31,667
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         3.7%           4.2%           5.7%
                                                ===========    ===========    ===========
Total Return (C) (1)                                    1.9%           8.7%           9.5%
                                                ===========    ===========    ===========

                                                                  INVESTMENT COMPANY COMPOSITE FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      4.46    $      4.87    $      5.52    $      5.61   $      4.93
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      5.23    $      4.46    $      4.87    $      5.52   $      5.61
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           45,392         50,607         54,447
Units Issued (000's) (1)                              5,455          5,327          5,576
Units Redeemed (000's) (1)                           (6,859)       (10,542)        (9,416)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               43,988         45,392         50,607         54,447        56,404
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   230,137    $   202,661    $   246,469
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%         0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         2.6%           3.3%          3.7%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   17.2%          -8.3%         -11.8%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                              INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of Period/Year            $      1.95    $      2.47    $      2.79    $      2.85   $      2.02
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of Period/Year                  $      2.69    $      1.95    $      2.47    $      2.79   $      2.85
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  Period/Year (1)                                    79,680         76,011         75,043
Units Issued (000's) (1)                             50,404         57,813         44,630
Units Redeemed (000's) (1)                          (39,982)       (54,144)       (43,662)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of Period/
  Year                                               90,102         79,680         76,011         75,043        62,123
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   242,533    $   155,282    $   187,929
                                                ===========    ===========    ===========
Expense Ratio (A) (D) (1)                              0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (D) (1)                      --             --            0.5%
                                                ===========    ===========    ===========
Total Return (C) (E) (1)                               38.1%         -21.2%         -11.4%
                                                ===========    ===========    ===========

                                                         INVESTMENT COMPANY
                                               ------------------------------------------
                                               CONSERVATIVE     MODERATE     AGGRESSIVE
                                                ALLOCATION     ALLOCATION    ALLOCATION
                                                   FUND*          FUND*         FUND*
                                               ------------   ------------   ------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2003          2003
---------------------------------------------  ------------   ------------   ------------
Unit value, beginning of Period/Year           $       1.05   $       1.05   $       1.05
                                               ============   ============   ============
Unit value, end of Period/Year                 $       1.05   $       1.11   $       1.19
                                               ============   ============   ============
Units outstanding (000's), beginning of
  Period/Year (1)                                        --             --             --
Units Issued (000's) (1)                              3,737         13,383          9,770
Units Redeemed (000's) (1)                           (1,728)        (3,534)        (3,259)
                                               ------------   ------------   ------------
Units Outstanding (000's), end of Period/
  Year                                                2,009          9,849          6,511
                                               ============   ============   ============
Net Assets (000's) (1)                         $      2,104   $     10,943   $      7,722
                                               ============   ============   ============
Expense Ratio (A) (D) (1)                              0.90%          0.90%          0.90%
                                               ============   ============   ============
Investment Income Ratio (B) (D) (1)                     9.0%           9.6%           7.3%
                                               ============   ============   ============
Total Return (C) (E) (1)                                4.7%          11.1%          18.6%
                                               ============   ============   ============

----------
*    For the period May 20, 2003 (Commencement of Operations) to December 31,
     2003.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.
(D)  Annualized for periods less than one year.
(E)  Not annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.

                                                                           SCUDDER BOND FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     15.58    $     14.60    $     13.94    $     12.73   $     13.02
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     16.22    $     15.58    $     14.60    $     13.94   $     12.73
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            2,660          2,500          1,630
Units Issued (000's) (1)                              1,046          1,517          2,625
Units Redeemed (000's) (1)                           (1,167)        (1,357)        (1,755)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                2,539          2,660          2,500          1,630         1,558
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    41,192    $    41,440    $    36,515
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         4.1%           5.5%           4.2%
                                                ===========    ===========    ===========
Total Return (C) (1)                                    4.1%           6.7%           4.8%
                                                ===========    ===========    ===========

                                                                      SCUDDER CAPITAL GROWTH FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     24.10    $     34.34    $     42.97    $     48.17   $     36.07
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     30.30    $     24.10    $     34.34    $     42.97   $     48.17
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            9,954         10,896         11,501
Units Issued (000's) (1)                              3,244          4,909          3,964
Units Redeemed (000's) (1)                           (3,065)        (5,851)        (4,569)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               10,133          9,954         10,896         11,501        11,582
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   307,089    $   239,897    $   374,176
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         0.4%           0.3%          13.1%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   25.7%         -29.8%         -20.1%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                      SCUDDER INTERNATIONAL FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     11.10    $     13.72    $     20.02    $     25.83   $     16.93
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     14.05    $     11.10    $     13.72    $     20.02   $     25.83
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            7,089          7,619          8,335
Units Issued (000's) (1)                              3,476         87,282        179,759
Units Redeemed (000's) (1)                           (3,551)       (87,812)      (180,475)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                7,014          7,089          7,619          8,335         8,486
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    98,539    $    78,669    $   104,518
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         0.8%           0.8%          20.2%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   26.6%         -19.1%         -31.5%
                                                ===========    ===========    ===========

                                                                         AMERICAN CENTURY
                                                ----------------------------------------------------------------------
                                                                     VP CAPITAL APPRECIATION FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     10.52    $     13.44    $     18.82    $     17.40   $     10.69
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     12.59    $     10.52    $     13.44    $     18.82   $     17.40
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            5,416          6,086          7,184
Units Issued (000's) (1)                              2,198          2,635          8,755
Units Redeemed (000's) (1)                           (2,195)        (3,305)        (9,853)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                5,419          5,416          6,086          7,184         3,394
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    68,250    $    56,984    $    81,796
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.65%          0.65%         0.70%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                          --             --           38.0%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   19.7%         -21.7%         -28.6%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                    CALVERT SOCIAL BALANCED FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      2.59    $      2.98    $      3.23    $      3.37   $      3.04
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      3.07    $      2.59    $      2.98    $      3.23   $      3.37
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           17,942         17,463         17,238
Units Issued (000's) (1)                              5,049          4,482          4,112
Units Redeemed (000's) (1)                           (3,113)        (4,003)        (3,887)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               19,878         17,942         17,463         17,238        16,041
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    60,988    $    46,555    $    52,045
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         2.1%           2.8%           5.6%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   18.2%         -12.9%          -7.8%
                                                ===========    ===========    ===========

                                                                  FIDELITY VIP EQUITY-INCOME FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     26.89    $     32.63    $     34.61    $     32.21   $     30.65
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     34.76    $     26.89    $     32.63    $     34.61   $     32.21
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            4,437          4,275          3,753
Units Issued (000's) (1)                              2,757          2,817          1,997
Units Redeemed (000's) (1)                           (2,081)        (2,655)        (1,475)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                5,113          4,437          4,275          3,753         4,213
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   177,743    $   119,296    $   139,507
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.80%          0.80%          0.80%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         1.7%           4.0%           6.4%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   29.3%         -17.6%          -5.7%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                              FIDELITY
                                                ----------------------------------------------------------------------
                                                                         VIP CONTRAFUND(R)
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     23.27    $     25.88    $     29.73    $     32.13   $     26.16
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     29.66    $     23.27    $     25.88    $     29.73   $     32.13
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            8,844          8,695          8,742
Units Issued (000's) (1)                              8,143          5,251          1,796
Units Redeemed (000's) (1)                           (7,491)        (5,102)        (1,843)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                9,496          8,844          8,695          8,742         8,430
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   281,628    $   205,825    $   225,031
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.80%          0.80%          0.80%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         0.4%           0.8%           3.7%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   27.4%         -10.1%         -12.9%
                                                ===========    ===========    ===========

                                                                               FIDELITY
                                                ----------------------------------------------------------------------
                                                                      VIP ASSET MANAGER FUND(SM)
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     21.65    $     23.91    $     25.14    $     26.40   $     24.04
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     25.34    $     21.65    $     23.91    $     25.14   $     26.40
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            2,288          2,114          1,908
Units Issued (000's) (1)                              1,061            774            610
Units Redeemed (000's) (1)                             (610)          (600)          (404)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                2,739          2,288          2,114          1,908         1,747
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    69,412    $    49,537    $    50,556
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.80%          0.80%          0.80%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         3.3%           3.8%           5.6%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   17.0%          -9.5%          -4.9%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to contract participants through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. There are currently twenty investment funds available to Separate Account No. 2. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust consisting of four Funds: a Money Market Fund, All America Fund, Bond Fund and Composite Fund. These Funds invest in corresponding funds of Mutual of America Investment Corporation ("Investment Company").

On January 3, 1989, the following funds became available to Separate Account No. 2 as investment alternatives: Scudder Bond, Scudder Capital Growth, Scudder International and VP Capital Appreciation. The Scudder Funds invest in corresponding portfolios of Scudder Variable Series I ("Scudder"). VP Capital Appreciation Fund invests in a corresponding fund of American Century Variable Portfolios Inc. ("American Century"). Effective May 13, 1991, Calvert Social Balanced Fund became available as an investment alternative. Calvert Social Balanced Fund invests in a corresponding portfolio of Calvert Variable Series, Inc. ("Calvert").

On February 5, 1993 the Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds became available to Separate Account No. 2 as investment alternatives. On May 2, 1994 the Aggressive Equity Fund of the Investment Company became available. These funds invest in corresponding funds of the Investment Company.

On May 1, 1995 Fidelity Investments Equity-Income, Contrafund and Asset Manager portfolios became available to Separate Account No. 2. Fidelity Equity-Income, Contrafund and Asset Manager Funds invest in corresponding portfolios of Fidelity Variable Insurance Products Funds ("Fidelity VIP") (collectively, "Fidelity").

On May 3, 1999 the Mid-Cap Equity Index Fund of the Investment Company became available to Separate Account No. 2.

On May 20, 2003 the Investment Company Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds became available to Separate Account No. 2 as investment alternatives. There are currently twenty investment funds available to Separate Account No. 2.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with accounting principles generally accepted in the United States of America:

INVESTMENT VALUATION--Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

INVESTMENT INCOME--Dividend distributions made by the Underlying Funds, generally representing a distribution of their accumulated income and capital gains, are recognized as investment income on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividend paid to the Funds of Separate Account No. 2 has no impact on their respective unit values.

INVESTMENT TRANSACTIONS--Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

FEDERAL INCOME TAXES--Separate Account No. 2 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS

The number of shares owned by Separate Account No. 2 and their respective net asset values (rounded to the nearest cent) per share at December 31, 2003 are as follows:

                                                                       NUMBER OF       NET ASSET
                                                                         SHARES          VALUE
                                                                      -----------      ---------
                   Investment Company Funds:
                        Money Market Fund                              47,009,081      $    1.18
                        All America Fund                              157,353,460           2.12
                        Equity Index Fund                             164,678,905           1.95
                        Mid-Cap Equity Index Fund                     104,726,709           1.30
                        Bond Fund                                      69,810,279           1.29
                        Short-Term Bond Fund                           18,521,944           1.03
                        Mid-Term Bond Fund                             52,422,539           0.96
                        Composite Fund                                163,981,718           1.40
                        Aggressive Equity Fund                        142,741,371           1.73
                        Conservative Allocation Fund                    2,001,413           1.01
                        Moderate Allocation Fund                        9,976,225           1.08
                        Aggressive Allocation Fund                      6,517,914           1.17
                   Scudder Portfolios:
                        Bond Portfolio                                  5,852,442           7.04
                        Capital Growth Portfolio--Class "A"            21,048,125          14.59
                        International Portfolio--Class "A"             11,929,266           8.26
                   American Century VP Capital Appreciation Fund        9,578,969           7.12
                   Calvert Social Balanced Portfolio                   34,700,746           1.76
                        Fidelity Portfolios:
                        Equity-Income--"Initial" Class                  7,668,458          23.18
                        Contrafund--"Initial" Class                    12,175,943          23.13
                        Asset Manager--"Initial" Class                  4,800,690          14.46

3. EXPENSES

Administrative Charges--In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate is .15% and, each Fidelity fund, for which the annual rate is .30%.

In addition, a deduction of up to $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month.

Distribution Expense Charge--As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

Expense Risk Charge--For assuming expense risks under the Contracts, the Company deducts daily, at an annual rate of .15%, an amount from the value of the net assets of each fund.

Effective July 15, 2003 in regard to the Investment Company Money Market Fund only so much or all of annual expense charges (not to exceed 0.90%) as is required has been waived to prevent the total investment returns, net of separate account expenses, from producing a negative result. This waiver is not contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those expenses which were waived, but the full 0.90% of these expenses may be restored at that time.

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statutory statements of operations and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable for the year ended December 31, 2003, are presumed to be material. The effects on the financial statements of these variances for the year ended December 31, 2002, are described in Note 9.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, or the results of their operations or their cash flows for the years then ended.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

As described in Notes 1 and 7 to the consolidated financial statements, effective January 1, 2002, the State of New York Insurance Department amended Regulation No. 172 to adopt deferred income tax accounting practices. Consequently, effective January 1, 2002, the Company changed its method of accounting for income taxes.


/s/ KPMG LLP


New York, New York
March 5, 2004

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 2003 AND 2002



                                                                                          2003                2002
                                                                                   ------------------   ------------------
                                     ASSETS

GENERAL ACCOUNT ASSETS
   Bonds and notes                                                                 $    5,420,717,807   $    5,372,112,949
   Common stocks                                                                          322,861,071          247,630,639
   Preferred stocks                                                                        23,557,073           28,272,107
   Cash and short-term investments                                                         20,819,648           24,837,752
   Guaranteed funds transferable                                                           79,086,400           82,349,774
   Mortgage loans                                                                          10,480,883           11,332,624
   Real estate                                                                            290,453,113          298,221,328
   Policy loans                                                                            89,487,408           91,894,313
   Other invested assets                                                                    3,383,369            3,677,708
   Investment income accrued                                                               90,955,501           91,619,716
   Deferred federal income taxes                                                           36,230,124           32,172,799
   Other assets                                                                            10,873,721           23,941,966
                                                                                   ------------------   ------------------
      Total general account assets                                                      6,398,906,118        6,308,063,675
SEPARATE ACCOUNT ASSETS                                                                 4,603,281,225        3,635,515,227
                                                                                   ------------------   ------------------
TOTAL ASSETS                                                                       $   11,002,187,343   $    9,943,578,902
                                                                                   ==================   ==================

                             LIABILITIES AND SURPLUS

GENERAL ACCOUNT LIABILITIES
   Insurance and annuity reserves                                                  $    5,468,210,859   $    5,457,354,841
   Other contractholders liabilities and reserves                                          10,496,797            7,714,822
   Interest maintenance reserve                                                           175,096,565          179,604,702
   Other liabilities                                                                       48,886,678           73,052,542
                                                                                   ------------------   ------------------
      Total general account liabilities                                                 5,702,690,899        5,717,726,907
SEPARATE ACCOUNT RESERVES AND OTHER LIABILITIES                                         4,603,281,225        3,635,515,227
                                                                                   ------------------   ------------------
      Total liabilities                                                                10,305,972,124        9,353,242,134
                                                                                   ------------------   ------------------
ASSET VALUATION RESERVE                                                                    68,588,270           23,175,280
                                                                                   ------------------   ------------------

SURPLUS
   Assigned surplus                                                                         1,150,000            1,150,000
   Unassigned surplus                                                                     626,476,949          566,011,488
                                                                                   ------------------   ------------------
      Total surplus                                                                       627,626,949          567,161,488
                                                                                   ------------------   ------------------
TOTAL LIABILITIES AND SURPLUS                                                      $   11,002,187,343   $    9,943,578,902
                                                                                   ==================   ==================



     See accompanying notes to consolidated statutory financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF OPERATIONS AND SURPLUS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002



                                                                                          2003                2002
                                                                                   ------------------   ------------------
INCOME
   Premium and annuity considerations                                              $    1,062,517,867   $      991,120,650
   Life and disability insurance premiums                                                  20,946,089           21,558,192
                                                                                   ------------------   ------------------
      Total considerations and premiums                                                 1,083,463,956        1,012,678,842
   Separate account investment and administration fees                                     36,502,761           36,426,723
   Net investment income                                                                  397,570,011          404,969,987
   Other, net                                                                               1,931,143            1,670,442
                                                                                   ------------------   ------------------
      Total income                                                                      1,519,467,871        1,455,745,994
                                                                                   ------------------   ------------------

DEDUCTIONS
   Change in insurance and annuity reserves                                               300,436,948          325,043,233
   Annuity and surrender benefits                                                         985,382,322          911,601,005
   Death and disability benefits                                                           14,836,638           14,937,835
   Operating expenses                                                                     162,573,441          144,204,244
                                                                                   ------------------   ------------------
      Total deductions                                                                  1,463,229,349        1,395,786,317
                                                                                   ------------------   ------------------
      Net gain before dividends                                                            56,238,522           59,959,677
DIVIDENDS TO CONTRACTHOLDERS AND POLICYHOLDERS                                               (261,568)            (166,432)
                                                                                   ------------------   ------------------
      Net gain from operations                                                             55,976,954           59,793,245
FEDERAL INCOME TAX BENEFIT                                                                  1,992,732            3,295,525
NET REALIZED CAPITAL LOSSES                                                               (28,304,759)         (56,402,229)
                                                                                   ------------------   ------------------
      Net income                                                                           29,664,927            6,686,541

SURPLUS TRANSACTIONS
   Change in:
   Asset valuation reserve                                                                (45,412,990)          20,393,792
   Unrealized capital gains (losses), net                                                  83,606,814          (68,856,825)
   Non-admitted assets and other, net                                                     (19,337,214)         (24,662,479)
   Net deferred income tax asset                                                            2,064,593            8,884,779
   Minimum pension liability                                                               11,239,000          (13,774,000)
   Reserve valuation basis                                                                 (1,359,669)                  --
   Cumulative effect of a change in accounting principles (Note 1)                                 --           19,722,858
                                                                                   ------------------   ------------------
      Net change in surplus                                                                60,465,461          (51,605,334)

SURPLUS
   Beginning of year                                                                      567,161,488          618,766,822
                                                                                   ------------------   ------------------
   End of year                                                                     $      627,626,949   $      567,161,488
                                                                                   ==================   ==================



     See accompanying notes to consolidated statutory financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002



                                                                                          2003                2002
                                                                                   ------------------   ------------------
CASH PROVIDED
   Premium and annuity funds received                                              $    1,083,568,072   $    1,009,060,674
   Investment income received                                                             344,719,532          391,601,154
   Expense allowance on reinsurance ceded                                                     500,213             (967,475)
   Separate account investment and administrative fees                                     36,492,429           36,426,723
   Other, net                                                                               2,161,525            2,613,189
                                                                                   ------------------   ------------------
      Total receipts                                                                    1,467,441,771        1,438,734,265
                                                                                   ------------------   ------------------
   Benefits paid                                                                        1,062,935,115          989,745,246
   Insurance and operating expenses paid                                                  163,476,454          157,484,021
   Net transfers to (from) separate accounts                                              111,954,617            9,522,077
                                                                                   ------------------   ------------------
      Total payments                                                                    1,338,366,186        1,156,751,344
                                                                                   ------------------   ------------------
      Net cash provided by operations                                                     129,075,585          281,982,921
   Proceeds from long-term investments sold, matured or repaid                          3,056,512,055        3,687,679,467
   Other, net                                                                              13,016,239           35,638,772
                                                                                   ------------------   ------------------
      Total cash provided                                                               3,198,603,879        4,005,301,160
                                                                                   ------------------   ------------------

CASH APPLIED
   Cost of long-term investments acquired                                               3,054,298,272        3,970,542,289
   Other, net                                                                             148,323,711          103,402,123
                                                                                   ------------------   ------------------
      Total cash applied                                                                3,202,621,983        4,073,944,412
                                                                                   ------------------   ------------------
      Net change in cash and short-term investments                                        (4,018,104)         (68,643,252)

CASH AND SHORT-TERM INVESTMENTS
   Beginning of year                                                                       24,837,752           93,481,004
                                                                                   ------------------   ------------------
   End of year                                                                     $       20,819,648   $       24,837,752
                                                                                   ==================   ==================



     See accompanying notes to consolidated statutory financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

NATURE OF OPERATIONS

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

BASIS OF PRESENTATION

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification") in 2001. The New York Department issued Regulation No. 172 ("Regulation No. 172"), in 2001, which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Effective January 1, 2002, the New York Department amended Regulation No. 172 whereby certain provisions of codification which were not initially adopted by the New York Department became the prescribed basis of accounting for its domestic insurers. All changes required by New York Regulation No. 172, as amended through December 31, 2003, are reflected in the accompanying consolidated financial statements.

Regulation No. 172 requires the cumulative effect of a change in accounting principle to be reported as an adjustment to unassigned surplus in the period the change becomes effective. The cumulative effect is the difference between the amount of surplus reported at the beginning of the year and the amount of surplus that would have been reported at that date had the new accounting principles been applied retroactively for all prior periods. The cumulative effect of the required changes in accounting principle, as more fully discussed below, was to increase unassigned surplus by $19.7 million as of January 1, 2002.

The change in accounting principle that became effective January 1, 2002 relates to the accounting treatment of deferred income tax assets and liabilities. The new accounting treatment for income taxes requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and statutory reporting bases of assets and liabilities. Net deferred tax assets can only be recorded by Mutual of America as an admitted asset to the extent that such an amount will be realized within one year. Furthermore, changes in Mutual of America's net deferred tax assets and liabilities are recorded directly to unassigned surplus.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

ASSET VALUATIONS

BONDS, NOTES AND SHORT-TERM INVESTMENTS -- Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments are stated at cost which approximates fair value. Bonds where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost are carried at the lowest market value assigned to the bond by the NAIC since being rated as a class six. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews all of its non-investment grade bonds for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

COMMON AND PREFERRED STOCKS -- At December 31, 2003 and 2002 common stocks include $121.7 million and $97.4 million, respectively invested in the Mutual of America Institutional Funds and $199.4 million and $147.9 million invested primarily in a portfolio of approximately 500 common stocks that mirror the Standard & Poor's 500 Index, with each stock's weight directly proportionate to that company's market value relative to the Index. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews certain of its equity investments for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value. Preferred stock is carried at cost.

GUARANTEED FUNDS TRANSFERABLE -- Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.

MORTGAGE LOANS -- Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. During 2002, an impairment loss of $2.0 million was incurred. There were no impairment losses incurred during 2003.

REAL ESTATE -- Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $79.1 million and $69.7 million in 2003 and 2002, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

POLICY LOANS -- Policy loans are stated at the unpaid principal balance of the loan.

OTHER ASSETS -- Certain other assets, such as net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statements of financial condition.

INSURANCE AND ANNUITY RESERVES

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.1 billion and $1.2 billion at December 31, 2003 and 2002, respectively, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various guaranteed interest rates, which, during 2003 and 2002, averaged 3.19% and 4.15%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $3.5 billion and $3.4 billion at December 31, 2003 and 2002, respectively, are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $.5 billion at both December 31, 2003 and 2002, are accumulated at various guaranteed interest rates, which during 2003 and 2002 averaged 7.09% and 6.95%, respectively and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

INTEREST MAINTENANCE AND ASSET VALUATION RESERVES

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

SEPARATE ACCOUNT OPERATIONS

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the level of administrative services provided. During both 2003 and 2002, such charges were equal to approximately .90%, respectively of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statement of operations.

Investments held in the Separate Accounts are stated at market value. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $4.6 billion and $3.6 billion at December 31, 2003 and 2002, respectively, are subject to discretionary withdrawal at market value.

PREMIUMS AND ANNUITY CONSIDERATIONS

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

INVESTMENT INCOME AND EXPENSES

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

DIVIDENDS

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2002 amounts included in the accompanying consolidated financial statements have been reclassified to conform to the 2003 presentation.

2. INVESTMENTS

VALUATION

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2003 and 2002 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.



                                                                          GROSS UNREALIZED
                                                          STATEMENT    -----------------------     NAIC
DECEMBER 31, 2003 (IN MILLIONS)                             VALUE        GAINS        LOSSES    MARKET VALUE
-------------------------------                           ----------   ----------   ----------  ------------
Fixed maturities:
U.S. Treasury securities and obligations of U.S.
   Government corporations and agencies                   $  3,221.1   $     26.3   $      6.1   $  3,241.3
Obligations of states and political subdivisions                14.1          2.2           --         16.3
Debt securities issued by foreign governments                   41.8          2.4           --         44.2
Corporate securities                                         2,149.1         88.4          7.7      2,229.8
                                                          ----------   ----------   ----------   ----------
      Total                                               $  5,426.1   $    119.3   $     13.8   $  5,531.6
                                                          ==========   ==========   ==========   ==========

                                                                          GROSS UNREALIZED
                                                          STATEMENT    -----------------------     NAIC
DECEMBER 31, 2002 (IN MILLIONS)                             VALUE        GAINS        LOSSES    MARKET VALUE
-------------------------------                           ----------   ----------   ----------  ------------
Fixed maturities:
U.S. Treasury securities and obligations of U.S.
   Government corporations and agencies                   $  2,828.5   $     23.2   $       --   $  2,851.7
Obligations of states and political subdivisions                13.5           .1           --         13.6
Debt securities issued by foreign governments                   49.5          4.9           --         54.4
Corporate securities                                         2,494.1         72.8         74.5      2,492.4
                                                          ----------   ----------   ----------   ----------
      Total                                               $  5,385.6   $    101.0   $     74.5   $  5,412.1
                                                          ==========   ==========   ==========   ==========



Short-term fixed maturity securities with a statement value and NAIC market value of $5.4 million and $13.5 million at December 31, 2003 and 2002, respectively, are included in the above tables. At both December 31, 2003, and 2002 the Company had $3.3 million (par value $3.3 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

At December 31, 2003 and 2002 net unrealized appreciation (depreciation) reflected in surplus consisted of the following:



     DECEMBER 31 (IN MILLIONS)                               2003         2002        CHANGE
     -------------------------                            ----------   ----------   ----------
     Equity securities (common and preferred stock)       $    (63.2)  $   (123.2)  $     60.0
     Bonds and notes                                           (39.3)       (62.9)        23.6
     Other invested assets                                      (1.1)        (1.1)          --
                                                          ----------   ----------   ----------
        Net unrealized (depreciation) appreciation        $   (103.6)  $   (187.2)  $     83.6
                                                          ==========   ==========   ==========



The unrealized depreciation related to the Company's bond and common equity portfolios improved by $23.6 million and $60.0 million, respectively during the year as shown above. The net unrealized depreciation of $63.2 million for equity securities at December 31, 2003 consists of $69.6 million of gross unrealized losses and $6.4 million of gross unrealized gains. The gross unrealized losses of $69.6 million are predominantly greater than twelve months old. The net unrealized depreciation of $39.3 million for bonds is greater than twelve months old. However, this amount reflects the lowest NAIC market price assigned to the bond since it defaulted, and is not necessarily an indication of the current market value of these bonds.

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2003 and 2002 were as follows:



     DECEMBER 31 (IN MILLIONS)                               2003         2002
     -------------------------                            ----------   ----------
     Bonds and notes                                      $    (30.1)  $    (43.4)
     Equity securities (common and preferred stock)              1.8        (11.0)
     Mortgages                                                    --         (2.0)
                                                          ----------   ----------
        Net realized capital gains (losses)               $    (28.3)  $    (56.4)
                                                          ==========   ==========



The realized capital losses shown above for bonds and equity securities in 2003 and 2002 include other than temporary impairment losses of $9.9 million and $2.5 million and $29.1 million and $6.7 million, respectively. The 2002 bond losses arose primarily from the unprecedented record number of investment-grade corporate bond defaults during 2002. The 2003 bond losses resulted primarily from the further financial deterioration during 2003 of several bonds that defaulted, and were reflected in surplus, toward the end of 2002. Three of these bonds were redeemed and exchanged for equity securities pursuant to final reorganization plans. There was only one new bond default during 2003, resulting in a $1.6 million other than temporary impairment loss. Since the majority of the 2003 realized capital losses from bonds had previously been recorded as unrealized losses in surplus, there was no negative impact on the Company's surplus as a result of this activity. Losses on mortgage loans deemed to be other than temporarily impaired amounted to $2.0 million in 2002 and are included in the table shown above. There were no losses recognized on mortgage loans in 2003.

MATURITIES

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2003 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.



                                                          STATEMENT       NAIC
     DECEMBER 31, 2003 (IN MILLIONS)                        VALUE     MARKET VALUE
     -------------------------------                      ----------  ------------
     Due in one year or less                              $    394.1   $    401.8
     Due after one year through five years                   2,112.1      2,153.1
     Due after five years through ten years                  1,223.5      1,247.3
     Due after ten years                                     1,696.4      1,729.4
                                                          ----------   ----------
          Total                                           $  5,426.1   $  5,531.6
                                                          ==========   ==========

REALIZED INVESTMENT GAINS -- FIXED MATURITY SECURITIES

Sales of investments in fixed maturity securities resulted in $22.9 million and $30.1 million of net gains being accumulated in IMR in 2003 and 2002, respectively, as follows:



     DECEMBER 31 (IN MILLIONS)                               2003         2002
     -------------------------                            ----------   ----------
     Fixed maturity securities
     Proceeds                                             $  3,550.0   $  3,265.8
     Gross realized gains                                       24.9         36.4
     Gross realized losses                                       2.0          6.3



Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2003 and 2002, $27.4 million and $17.0 million, respectively, of the IMR was amortized and included in net investment income.

3. GUARANTEED FUNDS TRANSFERABLE

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the former reinsurer and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $79.1 million and $82.4 million at December 31, 2003 and 2002, respectively. The actual interest and other allocated investment earnings on these funds amounted to $5.7 million and $7.1 million in 2003 and 2002, respectively, and are included in net investment income.

4. REAL ESTATE

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $5.3 million and $5.2 million in 2003 and 2002, respectively.

5. PENSION PLAN AND POSTRETIREMENT BENEFITS

PENSION BENEFIT AND OTHER BENEFIT PLANS

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service, with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs are as follows:



                                                              PENSION BENEFITS          OTHER BENEFITS
                                                          -----------------------   -----------------------
DECEMBER 31, (IN MILLIONS)                                   2003         2002         2003         2002
--------------------------                                ----------   ----------   ----------   ----------
Service cost                                              $      9.5   $      7.0   $      1.2   $      1.0
Interest cost on PBO                                            11.2          9.2          2.0          1.8
Expected return on plan assets                                 (12.8)       (12.0)          --           --
Amortization of unrecognized net loss                            9.3          4.2           .5           .3
                                                          ----------   ----------   ----------   ----------
NET BENEFIT EXPENSE                                       $     17.2   $      8.4   $      3.7   $      3.1
                                                          ----------   ----------   ----------   ----------



The change in the projected benefit obligation and plan assets are as follows:



                                                              PENSION BENEFITS           OTHER BENEFITS
                                                          -----------------------   -----------------------
DECEMBER 31 (IN MILLIONS)                                    2003         2002         2003         2002
                                                          ----------   ----------   ----------   ----------
CHANGE IN PROJECTED BENEFIT OBLIGATION (PBO):
PBO, beginning of year                                    $    161.6   $    119.3   $     32.0   $     24.0
   Service cost                                                  9.5          7.0          1.2          1.0
   Interest cost                                                11.2          9.2          2.0          1.8
   Plan amendment                                                 .8           .1           --           --
   Change in assumptions                                          --         29.9         (4.8)         7.0
   Actuarial loss (gain)                                         7.5           .5          2.3          (.7)
   Benefits and expenses paid                                   (9.8)        (4.4)        (1.1)        (1.1)
                                                          ----------   ----------   ----------   ----------
   PBO, end of year                                       $    180.8   $    161.6   $     31.6   $     32.0
                                                          ----------   ----------   ----------   ----------

CHANGE IN PLAN ASSETS:
   Plan assets, beginning of year                         $    102.0   $     93.8   $       --   $       --
   Employer contributions                                       25.0         24.0           --           --
   Return on plan assets                                        20.3        (11.4)          --           --
   Benefits and expenses paid                                   (9.8)        (4.4)          --           --
   Plan assets, end of year                                    137.5        102.0           --           --
                                                          ----------   ----------   ----------   ----------
   Plan assets (lower than) in excess of PBO              $    (43.3)  $    (59.6)  $    (31.6)  $    (32.0)
                                                          ==========   ==========   ==========   ==========

At December 31, 2003 all of the qualified pension plan assets are invested in one of the Company's Separate Accounts and participation in certain other funds managed by outside investment advisors and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2003 and 2002, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:



                                                             PENSION BENEFITS          OTHER BENEFITS
                                                          -----------------------   -----------------------
DECEMBER 31 (IN MILLIONS)                                    2003         2002         2003         2002
-------------------------                                 ----------   ----------   ----------   ----------
Plan assets (lower than) in excess of PBO                 $    (43.3)  $    (59.6)  $    (31.6)  $    (32.0)
Unrecognized prior service cost                                  2.7          2.3           --           --
Unrecognized net loss from past experience
   different from that assumed                                  92.1        101.0          9.9         12.9
                                                          ----------   ----------   ----------   ----------
PREPAID (ACCRUED) BENEFIT COST, END OF YEAR               $     51.5   $     43.7   $    (21.7)  $    (19.1)
                                                          ==========   ==========   ==========   ==========



The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $110.2 million and $77.1 million at December 31, 2003 and 2002, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $98.9 million and $90.7 million at December 31, 2003 and 2002, respectively. At December 31, 2002 the accumulated benefit obligation for two of the defined benefit pension plans exceeded the fair value of plan assets by $13.8 million. As such, the Company recorded an additional minimum liability of $13.8 million. This additional liability was reflected as a direct reduction of the Company's surplus as permitted by the State of New York Insurance Department. At December 31, 2003 the fair value of plan assets relative to the qualified defined benefit pension plan exceeded the accumulated benefit obligation and, as such, $13.6 million of the additional minimum pension liability was reduced and recorded as a direct increase to unassigned surplus. However, the additional minimum liability at December 31, 2003 related to the non-qualified pension plan increased by $2.4 million, resulting in the $11.2 million net change for the year reflected in surplus.

During both 2003 and 2002, the Company made contributions to the qualified plan of $22.0 million. The Company estimates that it will make contributions of approximately $13.0 million to its defined benefit plans in 2004. Benefits expected to be paid from these plans total $10.8 million in 2004, $5.5 million in 2005, $3.6 million in 2006, $7.7 million in 2007 and $7.6 million in 2008. The aggregate benefits expected to be paid in 2009 through 2013 total approximately $85.4 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2003.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:



                                                             PENSION BENEFITS           OTHER BENEFITS
                                                          -----------------------   -----------------------
WEIGHTED AVERAGE ASSUMPTIONS AT DECEMBER 31                  2003         2002         2003         2002
-------------------------------------------               ----------   ----------   ----------   ----------
Discount rate                                                   6.50%        6.50%        6.50%        6.50%
Rate of compensation increase                                   4.00%        4.00%        4.00%        4.00%
Expected return on plan assets                                 10.50%       10.50%

The Company's overall expected long-term rate of return on plan assets is 10.5%. This expected long-term rate of return was determined based upon the current projected benefit payout period and the current mix of plan investments, which consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. For example, increasing the assumed health care cost trend rate by one percentage point in each year would increase the accumulated postretirement obligation for the plan as of December 31, 2003 by $4.7 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2003 by $.6 million.

SAVINGS AND OTHER INCENTIVE PLANS

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $1.8 million and $1.9 million in 2003 and 2002, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios.

6. COMMITMENTS AND CONTINGENCIES

Rental expenses were $21.2 million and $20.4 million in 2003 and 2002, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $3.2 million in 2004, $2.4 million in 2005, $1.6 million in 2006, $1.2 million in 2007, $.9 million in 2008, and $1.9 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse effect on the Company's consolidated financial statements.

7. FEDERAL INCOME TAXES

Mutual of America's pension business was exempt from federal income taxation under Sec.501(a) of the Internal Revenue Code ("Code") through 1997. Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Effective January 1, 2002, Regulation No. 172 was amended to adopt certain deferred income tax accounting principles as the prescribed basis of accounting for New York domiciled insurers. Regulation

No. 172 requires that the cumulative effect of changes in accounting principles be reported as an adjustment to surplus in the period that the change in accounting principle becomes effective. The cumulative effect is the difference between the amount of surplus as of the effective date of the change and the amount of surplus that would have been reported at that date if the new accounting principle had been retroactively applied for all periods. The effect of this change in accounting principle was to increase surplus by $19.7 million as of January 1, 2002.

The new accounting treatment for income taxes requires that a deferred tax asset or liability be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's deferred tax assets and liabilities must be recorded as a separate component of gains and losses in surplus. Furthermore, Mutual of America's net deferred tax assets can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

The components of the net deferred tax asset recognized in the Company's consolidated statement of financial condition are as follows:



                                                      DECEMBER 31, 2003     DECEMBER 31, 2002
                                                      -----------------     -----------------
                                                                  (IN MILLIONS)
                                                      ---------------------------------------
MUTUAL OF AMERICA
Total of gross deferred tax assets                        $    409.6           $    424.2
Total of deferred tax liabilities                              (45.4)               (20.3)
                                                          ----------           ----------
Net deferred tax asset                                         364.2                403.9
Deferred tax asset non-admitted                               (333.5)              (375.3)
                                                          ----------           ----------
Net admitted deferred tax asset                           $     30.7           $     28.6
                                                          ==========           ==========

NON-INSURANCE SUBSIDIARIES
Net deferred income tax assets                                   5.5                  3.6
                                                          ----------           ----------
Total deferred tax asset                                  $     36.2           $     32.2
                                                          ==========           ==========



As shown above, Mutual of America's net admitted deferred tax asset increased by $2.1 million during 2003. The tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and deferred tax liabilities arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts, capital gains and losses on investment transactions and non-admitted assets. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As a result of the transition rules under the Code that accompanied Mutual of America's change in tax status and the differing treatment accorded to assets, liabilities, insurance and annuity reserves and contracts, capital gains and losses and non-admitted assets the federal income tax provision that would be expected by applying the statutory rate of 35% to net gain from operations is reduced to zero. The federal income tax benefits of $2.0 million and $3.3 million in 2003 and 2002, respectively, arise solely from the operating results of the Company's non-insurance subsidiaries.

At December 31, 2003, Mutual of America and the non-insurance subsidiaries had net operating loss carry forwards of approximately $161.2 million expiring at various dates between 2008 and 2024, and capital loss carry forwards of $42.1 million expiring in 2006 and 2007. The Internal Revenue Service is currently conducting an examination of Mutual of America's 2000 and 2001 federal income tax returns. The Company believes that additional taxes, if any, assessed for the years under examination will not have a material effect on its financial position.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments were as follows:



                                                          STATEMENT    ESTIMATED
DECEMBER 31, 2003 (IN MILLIONS)                             VALUE      FAIR VALUE
                                                          ----------   ----------
ASSETS
Bonds and notes                                           $  5,420.7   $  5,526.2
Common stocks                                                  322.9        322.9
Preferred stocks                                                23.6         23.6
Cash and short-term investments                                 20.8         20.8
Guaranteed funds transferable                                   79.1         76.9
Mortgage loans                                                  10.5         10.8
Policy loans                                                    89.5         89.5

LIABILITIES
Insurance and annuity reserves                            $  5,468.2   $  5,669.0
                                                          ----------   ----------

                                                          STATEMENT    ESTIMATED
DECEMBER 31, 2002 (IN MILLIONS)                             VALUE      FAIR VALUE
                                                          ----------   ----------
ASSETS
Bonds and notes                                           $  5,372.1   $  5,398.6
Common stocks                                                  247.6        247.6
Preferred stocks                                                28.3         28.3
Cash and short-term investments                                 24.8         24.8
Guaranteed funds transferable                                   82.3         82.9
Mortgage loans                                                  11.3         11.8
Policy loans                                                    91.9         91.9

LIABILITIES
Insurance and annuity reserves                            $  5,457.4   $  5,721.3
                                                          ----------   ----------

FIXED MATURITIES AND EQUITY SECURITIES -- Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

CASH AND SHORT-TERM INVESTMENTS -- The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

MORTGAGE LOANS -- Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

POLICY LOANS -- The majority of policy loans are issued with variable interest rates which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

INSURANCE AND ANNUITY RESERVES -- Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of annuity contracts (approximately $1.3 billion and $1.4 billion at December 31, 2003 and 2002, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 4.83% and 4.62% were used at December 31, 2003 and 2002, respectively.

9. SIGNIFICANT DIFFERENCES BETWEEN STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from GAAP. The significant variances between such practices and GAAP are described below. For 2003, the Company has elected not to compute the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally GAAP results in a more favorable presentation of the Company's financial condition. For 2002, surplus and net income, as calculated under GAAP, amounted to $1.2 billion and $.2 million, respectively.

ASSET VALUATIONS AND INVESTMENT INCOME RECOGNITION

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

POLICY ACQUISITION COSTS

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred as required under statutory accounting.

INSURANCE AND ANNUITY RESERVES

Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

PREMIUM RECOGNITION

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

DEFERRED INCOME TAXES

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. During 2002, statutory accounting adopted similar accounting principles except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year, whereas for GAAP all such assets are recognized regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes. Prior to 2002, deferred income tax accounting principles were not followed for statutory accounting purposes.

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements


Financial statements for 2003 for Mutual of America Separate Account No. 2 and Mutual of America Life Insurance Company are included in this post-effective amendment in Part B.


(b)  Exhibits

10(b)     Independent Auditors' Consent

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


                                                                                 POSITIONS AND OFFICES
         NAME AND PRINCIPAL BUSINESS ADDRESS                                        WITH DEPOSITOR
         -----------------------------------                                     ---------------------
         William J. Flynn                                                           Chairman of the
           New York, New York                                                            Board
         Clifford L. Alexander, Jr.
           Washington, D.C.                                                            Director
         Richard M. Cummins
           New York, New York                                                          Director
         Roselyn P. Epps, M.D.
           Bethesda, Maryland                                                          Director
         Earle H. Harbison, Jr.
           St. Louis, Missouri                                                         Director
         Frances R. Hesselbein
           New York, New York                                                          Director
         William Kahn
           St. Louis, Missouri                                                         Director
         William T. Knowles
           Harpswell, Maine                                                            Director
         LaSalle D. Leffall, Jr., M.D.
           Washington, D.C.                                                            Director
         Connie Mack
           Washington, D.C.                                                            Director
         Roger Porter
           Cambridge, Massachusetts                                                    Director
         General Dennis J. Reimer
           Oklahoma City, Oklahoma                                                     Director
         Francis H. Schott
           New York, New York                                                          Director
         Elie Wiesel
           New York, New York                                                          Director

                               OFFICERS-DIRECTORS

NAME AND PRINCIPAL BUSINESS ADDRESS             POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------             ------------------------------------
Thomas J. Moran                      President and Chief Executive Officer
Manfred Altstadt                     Senior Executive Vice President and Chief Financial Officer
Patrick A. Burns                     Senior Executive Vice President and General Counsel
Salvatore R. Curiale                 Senior Executive Vice President, Technical Operations

                                 OTHER OFFICERS


NAME AND PRINCIPAL BUSINESS ADDRESS             POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------             ------------------------------------
Diane M. Aramony                     Executive Vice President, Corporate Secretary and Assistant to the
                                       Chairman
Meyer Baruch                         Senior Vice President, State Compliance and Government
                                       Regulations
Nicholas A. Branchina                Senior Vice President and Associate Treasurer
William Breneisen                    Executive Vice President, Office of Technology
Jeremy J. Brown                      Executive Vice President and Chief Actuary
Patrick Burke                        Senior Vice President, Consulting Services
Sean Carroll                         Senior Vice President, Facilities Management
Katherine Cannizzaro                 Senior Vice President, Claims, since March 2003; prior thereto,
                                       Vice President
William S. Conway                    Executive Vice President, Marketing and Corporate
                                       Communications
Paul J. Costagliola                  Senior Vice President Compliance
Carson J. Dunbar, Jr.                Senior Vice President, Corporate Services, since February 2002;
                                       prior thereto, Superintendent of the New Jersey State Police
James E. Flynn                       Senior Vice President, International Markets
Harold J. Gannon                     Senior Vice President, Corporate Tax
Gordon Gaspard                       Senior Vice President, National Accounts
Robert Giaquinto                     Senior Vice President, MIS Operations
Thomas E. Gilliam                    Executive Vice President and Assistant to the President and Chief
                                       Executive Officer
John R. Greed                        Executive Vice President and Treasurer
Jared Gutman                         Senior Vice President, Technical Operations
Thomas A. Harwood                    Senior Vice President, Corporate Communications
Sandra Hersko                        Senior Vice President, Technical Administration
Edward J. T. Kenney                  Executive Vice President, External Affairs; prior thereto,
                                       Senior Vice President and Assistant to the President and Chief
                                       Executive Officer
Gregory A. Kleva, Jr.                Executive Vice President and Deputy General Counsel
Robert Kordecki                      Senior Vice President, Billing and Regulatory Services/Life and
                                       Disability Claims
Daniel J. LeSaffre                   Executive Vice President, Human Resources and Corporate
                                       Services since March 2004; prior thereto, Senior Vice
                                       President, Human Resources and Training
Kathryn Lu                           Senior Vice President and Associate General Counsel
Thomas L. Martin                     Senior Vice President and Associate General Counsel
George L. Medlin                     Executive Vice President, Internal Audit
Christopher Miseo                    Senior Vice President, Accounting and Financial Reporting
Lynn N. Nadler                       Senior Vice President, Training
   Boca Raton, FL
Roger F. Napoleon                    Senior Vice President and Associate General Counsel
Peter Nicklin                        Senior Vice President, MIS Business Applications
James C. Peterson                    Senior Vice President, Leadership Development
William Rose                         Senior Vice President, Field Operations
Dennis J. Routledge                  Senior Vice President, LAN/Telecommunications

NAME AND PRINCIPAL BUSINESS ADDRESS             POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------             ------------------------------------
Robert W. Ruane                      Senior Vice President,Corporate Communications and Direct
                                       Response
Myron Schlanger                      Senior Vice President and Associate Treasurer
William G. Shannon                   Senior Vice President,Individual Financial Planning
Walter W. Siegel                     Senior Vice President and Actuary
Joan M. Squires                      Executive Vice President, Office of Technology
Anne M. Stanard                      Senior Vice President, Human Resources
John Terwilliger                     Senior Vice President, Facilities Management
   Boca Raton, FL
Eldon Wonacott                       Senior Vice President, Field Administration



The business address of all officers and directors is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted.


ITEM 27.  NUMBER OF HOLDERS OF SECURITIES


As of March 31, 2004, there were 293,560 owners in Separate Account No. 2, 148,402 of whom were attributable to Contracts registered under SEC File No. 2-90201; 140,167 of whom were attributable to Contracts registered under SEC File No. 33-11023; and 4,991 of whom were attributable to Contracts registered under SEC File No. 33-5609.


ITEM 32.  UNDERTAKINGS

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, the 28th day of April, 2004.


                                     MUTUAL OF AMERICA SEPARATE
                                     ACCOUNT NO. 2 (REGISTRANT)


                                     MUTUAL OF AMERICA LIFE
                                     INSURANCE COMPANY (DEPOSITOR)


                                     BY:       /S/ MANFRED ALTSTADT
                                         ---------------------------------------
                                                    Manfred Altstadt
                                           Senior Executive Vice President and
                                                Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2004.


                    SIGNATURE                                                 TITLE
                    ---------                                                 -----
                         *                              Chairman of the Board;
---------------------------------------------------        Director
                 William J. Flynn

                       *                                Chief Executive Officer and
---------------------------------------------------        President; Director (Principal
                  Thomas J. Moran                          Executive Officer)

                                                        Senior Executive Vice President
             /s/ MANFRED ALTSTADT                          and Chief Financial Officer;
---------------------------------------------------        Director (Principal Financial
                 Manfred Altstadt                          and Accounting Officer)

                       *                                Director
---------------------------------------------------
            Clifford L. Alexander, Jr.

                       *                                Senior Executive Vice President
---------------------------------------------------        and General Counsel; Director
                 Patrick A. Burns

                       *                                Director
---------------------------------------------------
                Richard M. Cummins

                       *                                Senior Executive Vice President, Technical
---------------------------------------------------        Operations; Director
               Salvatore R. Curiale

                       *                                Director
---------------------------------------------------
               Roselyn P. Epps, M.D.

                  SIGNATURE                                                   TITLE
                  ---------                                                   -----
                         *                              Director
---------------------------------------------------
              Earle H. Harbison, Jr.

                       *                                Director
---------------------------------------------------
               Frances R. Hesselbein

                       *                                Director
---------------------------------------------------
                   William Kahn

                                                        Director
---------------------------------------------------
                William T. Knowles

                       *                                Director
---------------------------------------------------
           LaSalle D. Leffall, Jr., M.D.

                       *                                Director
---------------------------------------------------
                 Connie Mack, III

                                                        Director
---------------------------------------------------
                   Roger Porter

                       *                                Director
---------------------------------------------------
                 Dennis J. Reimer

                       *                                Director
---------------------------------------------------
                 Francis H. Schott

                       *                                Director
---------------------------------------------------
                    Elie Wiesel


*By:         /s/ MANFRED ALTSTADT
---------------------------------------------------
                 Manfred Altstadt
                 ATTORNEY-IN-FACT

                                LIST OF EXHIBITS


10(b)    Independent Auditors' Consent